                                                       OMB APPROVAL
                                                       -------------------------
                                                       OMB Number:  3235-0570

                                                       Expires:  Nov. 30, 2005

                                                       Estimated average burden
                                                       hours per response:  5.0
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file
number                             811-1424
      --------------------------------------------------------------------------


                                AIM Equity Funds
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


                11 Greenway Plaza, Suite 100 Houston, Texas 77046
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)


       Robert H. Graham 11 Greenway Plaza, Suite 100 Houston, Texas 77046
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:      (713) 626-1919
                                                   -----------------------------

Date of fiscal year end:     10/31
                         -----------------

Date of reporting period:   10/31/03
                         -----------------

                                                         AIM BASIC VALUE II FUND
                                Annual Report to Shareholders o October 31, 2003





                                 [COVER IMAGE]






              YOUR GOALS. OUR SOLUTIONS.    [AIM INVESTMENTS LOGO APPEARS HERE]
                   --Servicemark--                   --Servicemark--

================================================================================
AIM BASIC VALUE II FUND SEEKS TO PROVIDE LONG-TERM GROWTH OF CAPITAL.
================================================================================

ABOUT INFORMATION THROUGHOUT THIS REPORT:

o Unless otherwise stated, information      return. As the fund's assets grow, the     o The unmanaged Lipper Multi-Cap Value
presented is as of 10/31/03 and is based    impact of IPO investments will decline,    Fund Index represents an average of the
on total net assets.                        which may reduce the effect of IPO         performance of the 30 largest
                                            investments on the fund's total return.    multi-capitalization value funds tracked
o AIM Basic Value II Fund's performance                                                by Lipper, Inc., an independent mutual
figures are historical, and they reflect    o The fund's investment return and         fund performance monitor.
fund expenses, the reinvestment of          principal value will fluctuate, so an
distributions, and changes in net asset     investor's shares, when redeemed, may be   o Industry classifications used in this
value.                                      worth more or less than their original     report are generally according to the
                                            cost.                                      Global Industry Classification Standard,
o When sales charges are included in                                                   which was developed by and is the
performance figures, Class A share          o Investing in small and mid-size          exclusive property and a service mark of
performance reflects the maximum 5.50%      companies may involve risks not            Morgan Stanley Capital International
sales charge, and Class B and Class C       associated with investing in more          Inc. and Standard & Poor's.
share performance reflects the              established companies. Also, small
applicable contingent deferred sales        companies may have business risk,          o A direct investment cannot be made in
charge (CDSC) for the period involved.      significant stock price fluctuations and   an index. Unless otherwise indicated,
The CDSC on Class B shares declines from    illiquidity.                               index results include reinvested
5% beginning at the time of purchase to                                                dividends, and they do not reflect sales
0% at the beginning of the seventh year.                                               charges. Performance of an index of
The CDSC on Class C shares is 1% for the    o The unmanaged Standard & Poor's          funds reflects fund expenses;
first year after purchase. The              Composite Index of 500 Stocks (the S&P     performance of a market index does not.
performance of the fund's share classes     500--Registered Trademark--) is an
will differ due to different sales          index of common stocks frequently          A description of the policies and
charge structures and class expenses.       used as a general measure of               procedures that the fund uses to
                                            U.S. stock market performance.             determine how to vote proxies relating
o Had the advisor and distributor not                                                  to portfolio securities is available
waived fees and/or reimbursed expenses,     o The unmanaged Russell 1000               without charge, upon request, by calling
returns would have been lower.              --Registered Trademark-- Value             800-959-4246, or on the AIM Web site,
                                            Index is a subset of the unmanaged         AIMinvestments.com.
o The fund may participate in the           Russell 1000 Index, which represents the
initial public offering (IPO) market in     performance of the stocks of large-
some market cycles. Because of the          capitalization companies; the Value
fund's small asset base, any investment     subset measures the performance of
the fund may make in IPOs may               Russell 1000 companies with lower
significantly affect the fund's total       price/book ratios and lower forecasted
                                            growth values.







=====================================================
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE     This report may be distributed only to shareholders or to persons who have received a current prospectus of the fund.
=====================================================
AIMinvestments.com


TO OUR SHAREHOLDERS



                    DEAR FELLOW SHAREHOLDER IN
                    THE AIM FAMILY OF FUNDS
                    --Registered Trademark--:

                    As you may be aware, there has been a       new policies and strengthened existing ones--to discourage
[PHOTO OF           great deal of media coverage recently       harmful short-term trading. These steps include:
ROBERT H.           about the mutual fund industry and
GRAHAM]             allegations of improper activities by          o  Strengthening daily monitoring of trading activities.
                    certain individuals and companies. As
ROBERT H. GRAHAM    part of these widespread investigations,       o  Imposing redemption fees on additional funds we
                    INVESCO Funds Group (IFG), the former             believe may be vulnerable to harmful short-term
[PHOTO OF           adviser to certain INVESCO Funds, was             trading activity.
MARK H.             recently named as a defendant in
WILLIAMSON]         separate civil enforcement actions by          o  Implementing an enhanced exchange policy (effective on
                    the U.S. Securities and Exchange                  or about March 1, 2004) designed to limit exchanges
MARK H. WILLIAMSON  Commission (SEC), the Office of the New           between funds.
                    York Attorney General and the State of
Colorado over an issue known as "market timing." A number          o  Employing an enhanced fair value pricing policy on
of private class or derivative actions also were filed in             certain foreign securities as well as certain illiquid
the wake of the regulators' actions.                                  securities.

   Investors are understandably concerned and frustrated           None of these tools alone, nor all of them taken
about these reports, and we would like to take this             together, eliminate the possibility of short-term trading
opportunity to assure you that, based on an investigation       strategies that may be detrimental to a fund. Moreover, each
conducted by an outside firm, IFG and its parent company,       of these tools involves judgments that are inherently
AMVESCAP PLC, believe that these civil actions are without      subjective. We have always sought and continue to seek to
merit. IFG is contesting the charges.                           make these judgments to the best of our abilities and in a manner that we believe is consistent with the best interests
   We encourage you to continue to monitor this situation,      of our fund shareholders. And we remain committed to being
particularly as IFG has the opportunity to address the          as vigilant as possible in the future to identify and
allegations that have been made. Current information will be    address any harmful market timing investors who have the
posted on our Web site at AIMinvestments.com. We will           potential to harm our long-term fund shareholders.
continue to communicate to you on our Web site about our
finding, and the actions we are taking to protect and              We sincerely hope these developments and the media
promote the interests of our shareholders. The independent      coverage surrounding them do not result in you or other
trustees of the funds are receiving regular reports from        shareholders losing confidence in AIM or INVESCO Funds.
their independent counsel and outside counsel hired by          Amidst this storm of controversy in the mutual fund
AMVESCAP PLC, the parent of AIM and IFG, to perform an          industry, we believe we can find encouragement in the
ongoing investigation of market timing.                         recovering economy and rising equity markets. As we write
                                                                this letter, for instance, the S&P 500--Registered Trademark--
A COMPLEX ISSUE                                                 Index is up approximately 23% year-to-date. Although past
                                                                performance is no guarantee of future results, there appear to be
Market timing is an investment technique not defined in any     indicators that the economy and stock markets are showing
regulation that involves frequent short-term trading of         signs of welcomed improvement. We encourage you to read the
mutual fund shares, sometimes with a goal to exploit            enclosed discussion of your fund's performance during this
inefficiencies in the way mutual funds price their shares.      past reporting period.
We recognize that fund management companies have tried to
deal with this complex issue in various ways and believe        OUR UNWAVERING COMMITMENT
that industry-wide guidance is in order. To that end, we
welcome SEC Chairman William Donaldson's pledge to adopt new    At AIM Investments, we have never wavered in our commitment
rules designed to curb market timing abuses. Comprehensive      to helping you build solutions for your financial goals. Our
rulemaking is necessary and is the best way to establish new    company was founded on a core principle of integrity, and we
industry responsibilities designed to protect shareholders.     have always worked hard to earn the trust of our
We support practical rule changes and structural                shareholders. We are committed to doing all we can to
modifications that are fair, enforceable and, most              maintain your trust and confidence.
importantly, beneficial for investors.
                                                                   Thank you for your continued participation in AIM
   AIM Investments has policies in place designed to            Investments. Please call your financial advisor or one of
identify, prevent and eliminate harmful trading or other        our Client Service representatives at 800-959-4246 if you
activities deemed to be detrimental to the funds. We have       have any further questions or concerns about your AIM
also recently taken additional steps--implemented               Investments account.

                                                                Sincerely,

                                                                /s/ ROBERT H. GRAHAM              /s/ MARK H. WILLIAMSON
                                                                Robert H. Graham                  Mark H. Williamson
                                                                Chairman and President            President and CEO
                                                                The AIM Family of Funds           AIM Investments
                                                                --Registered Trademark--

                                                                December 18, 2003

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


FUND OUTPERFORMS FOUR INDEXES                                                             ========================================

This report covers the fiscal year ended    and utilities were the top-performing                      WE ARE PLEASED TO
October 31, 2003. Class A shares of AIM     sectors. The telecommunication services
Basic Value II Fund returned 29.12% at      sector turned in the weakest                               BE ABLE TO REPORT
net asset value for the year. This          performance, followed by consumer
return exceeds the return the S&P 500, a    staples and health care. Over the fiscal                 POSITIVE, DOUBLE-DIGIT
well-known broad market index, which        year, small and mid-cap stocks generally
returned 20.79%. In addition, the fund      outperformed large-cap stocks.                           RETURNS FOR THE FISCAL
captured higher returns than the Russell
1000 Index (22.32%) and the Russell 1000       For most of the fiscal year, the                      YEAR THAT EXCEEDED THE
Value Index (22.87%). It also               Federal Reserve Board (the Fed) kept the
outperformed the Lipper Multi-Cap Value     short-term fed funds rate at 1.25%. On                     RETURNS OF SEVERAL
Fund Index (27.27%), an index of funds      June 25, 2003, it lowered that rate to
which, like AIM Basic Value II Fund,        1.00%, its lowest level since 1958. The                     RELEVANT INDEXES.
invest in value stocks of all market        Fed said it favored a more expansive
capitalizations. (A table comparing the     monetary policy because the economy had       ========================================
fund's performance to that of its           not yet exhibited sustainable growth. By
indexes is found on page 4.)                October, the Fed reported that the pace       YOUR FUND
                                            of economic expansion had picked up,
MARKET CONDITIONS                           consumer spending had generally               Subsequent to the lows reached in March
                                            strengthened and residential real estate      of this year, the broader markets surged
Gross domestic product (GDP) growth         was strong, but commercial real estate        in anticipation of an improving economic
improved over the reporting period. The     was sluggish, and labor markets remained      outlook. More economically sensitive
annualized GDP growth for both the last     weak.                                         areas of the market proved to be the
quarter of 2002 and the first quarter of                                                  best performing sectors, and,
2003 was 1.4%. For second-quarter 2003,        The job market was comparatively weak      accordingly, our strongest performers
it was 3.3%, annualized. On November 25,    throughout the period, with the U.S.          came from those sectors such as
after the close of the reporting period,    unemployment rate measuring 6.0% for the      financials, industrials, consumer
the preliminary estimate for                last two months of 2002, reaching a high      discretionary and technology.
third-quarter GDP growth was announced      for the reporting period of 6.4% in           Additionally, the fund benefited from
as 8.2%, annualized.                        June, and declining in August and             its overweight position in health care
                                            October to end the period at 6.0%.            stocks. In four of these five sectors,
   All sectors of the S&P 500 recorded                                                    the stocks in AIM Basic Value II Fund
gains for the year. Information                                                           outperformed their respective sectors in
technology, materials                                                                     the Russell 1000 Value Index.

                                                                                             Among the biggest contributors to
                                                                                          fund performance were Computer
                                                                                          Associates, in the information
                                                                                          technology sector, and Cendant,


==================================================================================================================================
PORTFOLIO COMPOSITION BY            TOP 10 EQUITY HOLDINGS                          TOP 10 INDUSTRIES
MARKET CAPITALIZATION
Based on total equity holdings       1. Merrill Lynch & Co.                5.0%      1. Advertising                        6.2%

                                     2. Citigroup Inc.                     4.4       2. Thrifts & Mortgage Finance         5.7
[PIE CHART]
                                     3. Computer Associates                          3. Investment Banking & Brokerage     5.0
MID-CAP STOCKS       44%                International, Inc.                4.4
                                                                                     4. Diversified Commercial Services    4.9
SMALL-CAP STOCKS      2%             4. Tyco International Ltd. (Bermuda)  4.1
                                                                                     5. Data Processing & Outsourced
LARGE-CAP STOCKS     54%             5. Cendant Corp.                      3.5          Services                           4.6

Source: Lipper, Inc.                 6. Fannie Mae                         3.4       6. Health Care Distributors           4.6

                                     7. Novellus Systems, Inc.             3.3       7. Other Diversified Financial
                                                                                        Services                           4.4
                                     8. Interpublic Group of Cos., Inc.
                                        (The)                              3.2       8. System Software                    4.4

                                     9. Waste Management, Inc.             3.1       9. Industrial Conglomerates           4.1

                                    10. Omnicom Group Inc.                 3.1      10. Food Retail                        3.9


The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
==================================================================================================================================

in the industrials sector, both of which    IN CLOSING                                                 BRET W. STANLEY
exceeded the returns of their respective                                               [PHOTO OF       Mr. Stanley, Chartered
sectors.                                    We are pleased to be able to report        BRET W.         Financial Analyst, is
                                            positive, double-digit returns for the     STANLEY]        lead portfolio manager
   Computer Associates, one of the          fiscal year that exceeded the returns of                   of AIM Basic Value II Fund.
world's largest business software           several relevant indexes. We believe       Prior to joining AIM in 1998, Mr. Stanley
development companies, posted the           that many of the best valuation            was a vice president and portfolio manager
strongest contribution, having rebounded    opportunities can be found in more         with Van Kampen American Capital, Inc.
sharply from the prior year's lows. For     economically sensitive companies--those
the quarter ended September 30, 2003,       whose performance correlates most             Mr. Stanley received a B.B.A. in
the company reported an 8% increase in      strongly to the overall level of           finance from The University of Texas at
total revenue over the same quarter of      economic activity.                         Austin and an M.S. in finance from the
the previous year.                                                                     University of Houston.
                                               We continued to follow a long-term
   Much like Computer Associates,           strategy of buying quality companies                       R. CANON COLEMAN II
Cendant also posted strong returns in       selling at a substantial discount to       [PHOTO OF R.    Mr. Coleman, Chartered
the period after a disappointing 2002.      their intrinsic value. While stock         CANON           Financial Analyst, is a
Cendant is a leading provider of            prices may experience periods of high      COLEMAN II]     portfolio manager of AIM
business and consumer services focused      volatility, we believe that the inherent                   Basic Value II Fund. He
on the travel and residential real          value of a business is much more stable    joined AMVESCAP in 1999 in its corporate
estate markets with such brands as          over time, so we continued to take         associate rotation program, working with
Ramada, Avis, Budget, Century 21 and        advantage of market volatility to invest   fund managers throughout AMVESCAP before
Coldwell Banker. For the nine months        in good companies that we believed were    joining AIM in 2000.
ended September 30, 2003, Cendant           significantly undervalued on an absolute
revenues rose 34%. In our view,             basis.                                        Mr. Coleman earned a B.S. and an M.S.
Cendant's returns improved on the heels                                                in accounting from the University of
of the company's strategic shift from an                                               Florida. He also has an M.B.A. from The
acquisitive growth company to one more          See important fund and index           Wharton School at the University of
focused on improving profitability and         disclosures inside front cover.         Pennsylvania.
investment returns.
                                                                                                       MATTHEW W. SEINSHEIMER
   One holding that detracted from the                                                 [PHOTO OF       Mr. Seinsheimer, Chartered
fund's return was offshore oil- and                                                    MATTHEW W.      Financial Analyst, is a
gas-drilling giant Transocean. In July,                                                SEINSHEIMER]    portfolio manager of AIM
Transocean's second-quarter earnings                                                                   Basic Value II Fund. He
statement announced that the company                                                                   began his investment
anticipated a difficult earnings                                                       career in 1992 as a fixed-income trader
environment for the remainder of 2003                                                  at Neuberger & Berman. Mr. Seinsheimer
because of increased competition for                                                   joined AIM as a senior  analyst in 1998
shallow-water drilling contracts and a                                                 and assumed his current responsibilities
scarcity of opportunities for deep-water                                               in 2000.
drilling contracts, wherein the company
believes it has a more competitive edge.                                                  Mr. Seinsheimer received a B.B.A.
Subsequently, the share price declined.                                                from Southern Methodist University and
We continue to own shares in Transocean                                                an M.B.A. from the University of Texas
and believe that this stock offers                                                     at Austin.
excellent upside potential.
                                                                                                       MICHAEL J. SIMON
                                                                                       [PHOTO OF       Mr. Simon, Chartered
                                                                                       MICHAEL J.      Financial Analyst, is
                                                                                       SIMON]          a portfolio manager of
                                                                                                       AIM Basic Value II Fund.
                                                                                       prior to joining AIM in 2001,Mr. Simon was
                                                                                       vice president, equity analyst and
                                                                                       portfolio manager with Luther  King
                                                                                       capital Management.

                                                                                          Mr. Simon received a B.B.A. in
                                                                                       finance from Texas Christian University
                                                                                       and an M.B.A. from the University of
                                                                                       Chicago.

                                                                                       Assisted by the Basic Value Team.



                                    [GRAPHIC]



                                                      For More Information Visit

                                                              AIMinvestments.com

FUND PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM Basic Value II Fund:  8/30/02-10/31/03


                                 [MOUNTAIN CHART]

          DATE             AIM BASIC         AIM BASIC        AIM BASIC
                        VALUE II FUND     VALUE II FUND    VALUE II FUND       RUSSELL 1000
                        CLASS A SHARES    CLASS B SHARES   CLASS C SHARES         INDEX
       8/30/2002           9450              10000            10000              10000
         9/30/02           7995               8460             8460               8926
        10/31/02           8628               9130             9130               9668
        11/30/02           9393               9940             9940              10233
        12/31/02           8807               9320             9320               9654
         1/31/03           8597               9097             9097               9420
         2/28/03           8233               8712             8712               9275
         3/31/03           8252               8732             8732               9371
         4/30/03           9036               9562             9562              10127
         5/31/03          10078              10664            10664              10704
         6/30/03          10259              10856            10856              10845
         7/31/03          10584              11200            11200              11061
         8/31/03          10871              11504            11504              11286
         9/30/03          10680              11301            11301              11170
        10/31/03          11142              11388            11788              11825
Source: Lipper, Inc.

Your fund's total return includes sales charges, expenses and management fees.

   Results for B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the fund at the close of the reporting period and paid the applicable contingent deferred sales charges.

   The performance of the fund's share classes will differ due to different sales charge structures and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover.

   Performance shown in the chart and table does not reflect deduction of taxes a shareholder would pay on fund distributions or on sale of fund shares. Performance of the index does not reflect the effects of taxes.

   Russell 1000 Index: 8/31/02-10/31/03

Past performance cannot guarantee comparable future results. DUE TO SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.


====================================================================================================================================
FUND VS. INDEXES                                 AVERAGE ANNUAL TOTAL RETURNS               In addition to fund returns as of the
Total returns 10/31/02-10/31/03,                 As of 10/31/03, including sales charges    close of the fiscal year, industry
excluding sales charges                                                                     regulations require us to provide
                                                 Class A Shares                             average annual total returns (including
Class A Shares                        29.12%     Inception (8/30/02)         9.69%          sales charges) for periods ended
                                                       1 Year               22.03           9/30/03, the most recent calendar
Class B Shares                        29.12                                                 quarter-end, which were as follows.
                                                 Class B Shares
Class C Shares                        29.12      Inception (8/30/02)        11.75           AVERAGE ANNUAL TOTAL RETURNS
                                                       1 Year               24.12           As of 9/30/03, including sales charges
S&P 500 Index                         20.79
                                                 Class C Shares                             Class A Shares
Russell 1000 Index                    22.32      Inception (8/30/02)        15.10           Inception (8/30/02)          6.28%
                                                       1 Year               28.12                  1 Year               26.29
Russell 1000 Value Index              22.87
                                                                                            Class B Shares
Lipper Multi-Cap Value Fund Index     27.27                                                 Inception (8/30/02)          8.29
Source: Lipper, Inc.                                                                               1 Year               28.60

TOTAL NUMBER OF HOLDINGS                 38                                                 Class C Shares

TOTAL NET ASSETS              $1.18 million                                                 Inception (8/30/02)        11.95
                                                                                                  1 Year               32.60
====================================================================================================================================

SCHEDULE OF INVESTMENTS

October 31, 2003

                                                          MARKET
                                               SHARES     VALUE
------------------------------------------------------------------
COMMON STOCKS-99.98%

ADVERTISING-6.20%

Interpublic Group of Cos., Inc. (The)          2,500    $   37,200
------------------------------------------------------------------
Omnicom Group Inc.                               450        35,910
==================================================================
                                                            73,110
==================================================================

AEROSPACE & DEFENSE-1.82%

Honeywell International Inc.                     700        21,427
==================================================================

APPAREL RETAIL-2.59%

Gap, Inc. (The)                                1,600        30,528
==================================================================

BUILDING PRODUCTS-2.84%

American Standard Cos. Inc.(a)                   350        33,495
==================================================================

DATA PROCESSING & OUTSOURCED SERVICES-4.61%

Ceridian Corp.(a)                              1,400        29,400
------------------------------------------------------------------
First Data Corp.                                 700        24,990
==================================================================
                                                            54,390
==================================================================

DIVERSIFIED BANKS-2.52%

Bank One Corp.                                   700        29,715
==================================================================

DIVERSIFIED CAPITAL MARKETS-3.05%

J.P. Morgan Chase & Co.                        1,000        35,900
==================================================================

DIVERSIFIED COMMERCIAL SERVICES-4.87%

Cendant Corp.(a)                               2,000        40,860
------------------------------------------------------------------
H&R Block, Inc.                                  350        16,481
==================================================================
                                                            57,341
==================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-2.93%

Waters Corp.(a)                                1,100        34,573
==================================================================

EMPLOYMENT SERVICES-2.20%

Robert Half International Inc.(a)              1,100        25,971
==================================================================

ENVIRONMENTAL SERVICES-3.08%

Waste Management, Inc.                         1,400        36,288
==================================================================

FOOD RETAIL-3.88%

Kroger Co. (The)(a)                            1,650        28,858
------------------------------------------------------------------
Safeway Inc.(a)                                  800        16,880
==================================================================
                                                            45,738
==================================================================

------------------------------------------------------------------
                                                          MARKET
                                               SHARES     VALUE

GENERAL MERCHANDISE STORES-2.02%

Target Corp.                                     600    $   23,844
==================================================================

HEALTH CARE DISTRIBUTORS-4.58%

Cardinal Health, Inc.                            450        26,703
------------------------------------------------------------------
McKesson Corp.                                   900        27,243
==================================================================
                                                            53,946
==================================================================

HEALTH CARE FACILITIES-3.69%

HCA Inc.                                         400        15,300
------------------------------------------------------------------
Universal Health Services, Inc.-Class B(a)       600        28,230
==================================================================
                                                            43,530
==================================================================

HEALTH CARE SERVICES-2.90%

IMS Health Inc.                                1,450        34,118
==================================================================

HOTELS, RESORTS & CRUISE LINES-2.86%

Starwood Hotels & Resorts Worldwide, Inc.      1,000        33,730
==================================================================

INDUSTRIAL CONGLOMERATES-4.07%

Tyco International Ltd. (Bermuda)              2,300        48,024
==================================================================

INVESTMENT BANKING & BROKERAGE-5.02%

Merrill Lynch & Co., Inc.                      1,000        59,200
==================================================================

LEISURE PRODUCTS-3.02%

Brunswick Corp.                                1,200        35,604
==================================================================

MANAGED HEALTH CARE-2.68%

Aetna Inc.                                       550        31,576
==================================================================

OIL & GAS DRILLING-3.64%

Pride International, Inc.(a)                   1,450        23,751
------------------------------------------------------------------
Transocean Inc. (Cayman Island)(a)             1,000        19,190
==================================================================
                                                            42,941
==================================================================

OIL & GAS EQUIPMENT & SERVICES-1.33%

Weatherford International Ltd. (Bermuda)(a)      450        15,638
==================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-4.42%

Citigroup Inc.                                 1,100        52,140
==================================================================

PHARMACEUTICALS-3.19%

Aventis S.A. (France)                            320        16,886
------------------------------------------------------------------
Wyeth                                            470        20,746
==================================================================
                                                            37,632
==================================================================

                                                          MARKET
                                               SHARES     VALUE
------------------------------------------------------------------

PROPERTY & CASUALTY INSURANCE-2.60%

ACE Ltd. (Cayman Island)                         850    $   30,600
==================================================================

SEMICONDUCTOR EQUIPMENT-3.33%

Novellus Systems, Inc.(a)                        950        39,226
==================================================================

SYSTEMS SOFTWARE-4.39%

Computer Associates International, Inc.        2,200        51,744
==================================================================

THRIFTS & MORTGAGE FINANCE-5.65%

Fannie Mae                                       560        40,146
------------------------------------------------------------------
Radian Group Inc.                                500        26,450
==================================================================
                                                            66,596
==================================================================
    Total Domestic Common Stocks (Cost
      $963,353)                                          1,178,565
==================================================================
TOTAL INVESTMENTS-99.98% (Cost $963,353)                 1,178,565
==================================================================
OTHER ASSETS LESS LIABILITIES-0.02%                            260
==================================================================
NET ASSETS-100.00%                                      $1,178,825
__________________________________________________________________
==================================================================

Notes to Schedule of Investments:

(a) Non-income producing security.

See Notes to Financial Statements.

AIM Basic Value II
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2003





Assets:
Investments, at market value (cost $963,353)                                               $ 1,178,565
                                                                                           -----------
Cash                                                                                             7,025
                                                                                           -----------
Receivables for:
  Dividends                                                                                        703
                                                                                           -----------
  Amount due from advisor                                                                        9,475
                                                                                           -----------
Investment for deferred compensation plan                                                        3,462
                                                                                           -----------
Other assets                                                                                        99
                                                                                           ===========
    Total assets                                                                             1,199,329
                                                                                           ===========
Liabilities:
Payables for:
  Deferred compensation plan                                                                     3,462
                                                                                           -----------
Accrued trustees' fees                                                                             567
                                                                                           -----------
Accrued transfer agent fees                                                                         19
                                                                                           -----------
Accrued operating expenses                                                                      16,456
                                                                                           ===========
    Total liabilities                                                                           20,504
                                                                                           ===========
Net assets applicable to shares outstanding                                                $ 1,178,825
                                                                                           ===========
Net assets consist of:
  Shares of beneficial interest                                                            $   995,507
                                                                                           -----------
  Undistributed net investment income (loss)                                                    (3,792)
                                                                                           -----------
  Undistributed net realized gain (loss) from investment securities
     and foreign currencies                                                                    (28,102)
                                                                                           -----------
  Unrealized appreciation of investment securities                                             215,212
                                                                                           -----------
                                                                                           $ 1,178,825
                                                                                           ===========
Net Assets:
Class A                                                                                    $   471,527
                                                                                           ===========
Class B                                                                                    $   353,649
                                                                                           ===========
Class C                                                                                    $   353,649
                                                                                           ===========
Shares outstanding, $0.001 par value per share, unlimited number of shares authorized:
Class A                                                                                         40,477
                                                                                           ===========
Class B                                                                                         30,357
                                                                                           ===========
Class C                                                                                         30,357
                                                                                           ===========
Class A :
  Net asset value per share                                                                $     11.65
                                                                                           -----------
  Offering price per share:
    (Net asset value of $11.65 / 94.50%)                                                   $     12.33
                                                                                           ===========
Class B :
  Net asset value and offering price per share                                             $     11.65
                                                                                           ===========
Class C :
  Net asset value and offering price per share                                             $     11.65
                                                                                           ===========


See Notes to Financial Statements.

STATEMENT OF OPERATIONS
For the year ended October 31, 2003


Investment income:
Dividends                                                                      $  10,127
                                                                               ---------
Expenses:
Advisory fees                                                                      7,610
                                                                               ---------
Administrative services fees                                                      50,000
                                                                               ---------
Custodian fees                                                                     2,064
                                                                               ---------
Distribution fees:
                        Class A                                                    1,420
                                                                               ---------
                        Class B                                                    3,044
                                                                               ---------
                        Class C                                                    3,044
                                                                               ---------
Transfer agent fees                                                                   32
                                                                               ---------
Trustees' fees                                                                     8,856
                                                                               ---------
Printing and postage fees                                                          5,518
                                                                               ---------
Professional fees                                                                 24,419
                                                                               ---------
Other                                                                              2,174
                                                                               =========
    Total expenses                                                               108,181
                                                                               =========
Less: Fees waived, expenses reimbursed and expense offset arrangements           (90,438)
                                                                               =========
    Net expenses                                                                  17,743
                                                                               =========
Net investment income (loss)                                                      (7,616)
                                                                               =========

Realized and unrealized gain (loss) from investment securities and foreign currencies:
Net realized gain (loss) from:
  Investment securities                                                           (7,764)
                                                                               ---------
  Foreign currencies                                                                  66
                                                                               =========
                                                                                  (7,698)
                                                                               =========
Change in net unrealized appreciation of investment securities                   281,016
                                                                               =========
Net gain from investment securities
     and foreign currencies                                                      273,318
                                                                               =========
Net increase in net assets resulting from operations                           $ 265,702
                                                                               =========



See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the year ended October 31, 2003 and the period August 30, 2002 (Date operations commenced) to October 31, 2002


                                                                                            2003              2002
                                                                                        -----------      -----------
Operations:
  Net investment income (loss)                                                          $    (7,616)     $      (765)
                                                                                        -----------      -----------
  Net realized gain (loss) from investment securities
     and foreign currencies                                                                  (7,698)         (20,338)
                                                                                        -----------      -----------
  Change in net unrealized appreciation (depreciation) of investment securities             281,016          (65,804)
                                                                                        ===========      ===========
    Net increase (decrease) in net assets resulting from operations                         265,702          (86,907)
                                                                                        ===========      ===========
Distributions to shareholders from net investment income:
  Class A                                                                                    (4,400)              --
                                                                                        -----------      -----------
  Class B                                                                                    (3,300)              --
                                                                                        -----------      -----------
  Class C                                                                                    (3,300)              --
                                                                                        ===========      ===========
  Decrease in net assets resulting from distributions                                       (11,000)              --
                                                                                        ===========      ===========
Share transactions-net:
  Class A                                                                                     4,400          400,010
                                                                                        -----------      -----------
  Class B                                                                                     3,300          300,010
                                                                                        -----------      -----------
  Class C                                                                                     3,300          300,010
                                                                                        ===========      ===========
    Net increase in net assets resulting from share transactions                             11,000        1,000,030
                                                                                        ===========      ===========
    Net increase in net assets                                                              265,702          913,123
                                                                                        ===========      ===========
Net assets:
  Beginning of year                                                                         913,123               --
                                                                                        ===========      ===========
  End of year (including undistributed net investment income
    (loss) of $(3,792) and $6,231 for 2--3 and 2002, respectively)                        1,178,825      $   913,123
                                                                                        ===========      ===========



See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
October 31, 2003


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

AIM Basic Value II Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund consists of multiple classes of shares. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund is currently closed to new investors.

         The Fund's investment objective is to provide long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States unless otherwise noted.

         The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.
Security Valuations - Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Market trends, movement in exchange traded funds and ADR's, and the bid/ask quotes of brokers and information providers may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

         Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B.
Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

         The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.
Distributions - Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D.
Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

E.
Foreign Currency Translations - Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

F.
Foreign Currency Contracts - A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G.
Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $1 billion of the Fund's average daily net assets, plus 0.70% of the Fund's next $1 billion of average daily net assets, plus 0.65% of the Fund's average daily net assets in excess of $2 billion. AIM has voluntarily agreed to waive fees and/or reimburse expenses (excluding interest, taxes, fund merger and reorganization expenses, extraordinary items, including other items designated as such by the Board of Trustees, and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares to the extent necessary to limit the total annual fund operating expenses of Class A, Class B and Class C shares to 1.75%. Voluntary fee waivers or reimbursements may be modified or discontinued at any time without further notice to investors. During periods of voluntary waivers or reimbursements to the extent the annualized expense ratio does not exceed the voluntary limit for the period committed, AIM will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested. For the year ended October 31, 2003, AIM waived fees of $7,610 and reimbursed expenses of $74,541.

         The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2003, AIM was paid $50,000 for such services.

         The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2003, AISI retained $107 for such services.

         The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, AIM Distributors may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total amount of sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. AIM Distributors has voluntarily agreed to waive all fees during the time the shares are not available for sale. This waiver may be modified or discontinued at any time. Pursuant to the Plans, for the year ended October 31, 2003, the Class A, Class B and Class C shares paid $0, $0 and $0, respectively, after AIM Distributors waived plan fees of $1,420, $3,044, and $3,044, respectively.

         Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3 - EXPENSE OFFSET ARRANGEMENTS

For the year ended October 31, 2003, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $11 and reductions in custodian fees of $768 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $779.

NOTE 4 - TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

         Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. Certain former Trustees also participate in a retirement plan and receive benefits under such plan.

         During the year ended October 31, 2003, the Fund paid legal fees of $2,189 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.


NOTE 5 - BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

         Effective June 26, 2003, the Fund became a participant in an uncommitted unsecured revolving line of credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

         During the year ended October 31, 2003, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted line of credit facility.

         Additionally the Fund is permitted to carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6 - DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:
-----------------------------
The tax character of distributions paid during the year ended October 31, 2003 and the period August 30, 2002 (date operations commenced) through October 31, 2002 were as follows:

                                                                         2003                      2002
                                                                ----------------------   ----------------------
     Distributions paid from ordinary income                    $              11,000    $                  --
                                                                ======================   ======================

Tax Components of Net Assets:
----------------------------
As of October 31, 2003, the components of net assets a tax basis were as follows:

     Unrealized appreciation - investments                            $              215,212
     Temporary book/tax differences                                                   (3,792)
     Capital loss carryforward                                                       (28,102)
     Shares of beneficial interest                                                   995,507
                                                                      -----------------------
     Total net assets                                                 $            1,178,825
                                                                      =======================

         The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of trustee deferral of compensation.

         The Fund has a capital loss carryforward for tax purposes which expires as follows:


                                                     CAPITAL
     EXPIRATION                                 LOSS CARRYFORWARD
     ---------------------------------        -----------------------
     October 31, 2010                         $                20,338
     October 31, 2011                                           7,764
                                              -----------------------
     Total capital loss carryforward          $                28,102
                                              =======================

NOTE 7 - INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2003 was $205,615 and $194,571, respectively.

         UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
     Aggregate unrealized appreciation of investment securities                $      235,418
                                                                               --------------
     Aggregate unrealized (depreciation) of investment securities                     (20,206)
                                                                               --------------
     Net unrealized appreciation of investment securities                      $      215,212
                                                                               ==============
     Investments have the same cost for tax and financial statement purposes.

NOTE 8 - RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of foreign currency transactions, nondeductible stock issuance costs, nondeductible excise tax paid, and net operating losses, on October 31, 2003, undistributed net investment income was increased by $8,593 undistributed net realized gains decreased by $66 and shares of beneficial interest decreased by $8,527. This reclassification had no effect on the net assets of the Fund.

NOTE 9 - SHARE INFORMATION

The Fund currently consists of three different classes of shares that are not currently available for sale: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Under some circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                       CHANGES IN SHARES OUTSTANDING
------------------------------------------------------------------------------------------------------
                                                                             AUGUST 30, 2002 (DATE
                                                                           OPERATIONS COMMENCED) TO
                                            YEAR ENDED OCTOBER 31,                OCTOBER 31,
                                                    2003                            2002
                                        ----------------------------------------------------------------
                                           SHARES         AMOUNT         SHARES            AMOUNT
                                        -------------   ------------   ------------   ------------------
    Sold:
      Class A                     *               --    $         --         40,001   $          400,010
                                        -------------   ------------   ------------   ------------------
      Class B                     *               --              --         30,001              300,010
                                        -------------   ------------   ------------   ------------------
      Class C                     *               --              --         30,001              300,010
                                        -------------   ------------   ------------   ------------------
    Issued as reinvestment of dividends:
      Class A                     *              476           4,400             --                   --
                                        -------------   ------------   ------------   ------------------
      Class B                     *              356           3,300             --                   --
                                        -------------   ------------   ------------   ------------------
      Class C                     *              356           3,300             --                   --
                                        ============    ============   ============   ==================
                                               1,188    $     11,000        100,003   $        1,000,030
                                        ============    ============   ============   ==================


    * Currently, the Fund is not open to investors and consequently all shares are owned by AIM.

NOTE 10-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                         CLASS A
                                                                           -------------------------------------
                                                                                                AUGUST 30, 2002
                                                                                               (DATE OPERATIONS
                                                                            YEAR ENDED          COMMENCED) TO
                                                                            OCTOBER 31,          OCTOBER 31,
                                                                           --------------     ------------------
                                                                                2003               2002
                                                                           --------------     ------------------
Net asset value, beginning of period                                       $         9.13     $            10.00
                                                                           --------------     ------------------
Income from investment operations:
   Net investment income (loss)                                                     (0.07)                 (0.01)
                                                                           --------------     ------------------
   Net gains (losses) on securities (both realized and unrealized)                   2.70                  (0.86)
                                                                           ==============     ==================
       Total from investment operations                                              2.63                  (0.87)
                                                                           ==============     ==================
Less dividends from net investment income                                           (0.11)                    --
                                                                           ==============     ==================
Net asset value, end of period                                             $        11.65     $             9.13
                                                                           ==============     ==================
Total return(a)                                                                     29.12%                 (8.70)%
                                                                           ==============     ==================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                                   $          472     $              365
                                                                           ==============     ==================
Ratio of expenses to average net assets:
   With fee waivers and expense reimbursements                                       1.83%(b)               1.75%(c)
                                                                           --------------     ------------------
   Without fee waivers and expense reimbursements                                   10.27%(b)              23.74%(c)
                                                                           ==============     ==================
Ratio of net investment income (loss) to average net assets                         (0.75)%(b)             (0.49)(c)
                                                                           ==============     ==================
Portfolio turnover rate(d)                                                             20%                     4%
                                                                           ==============     ==================


(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.

(b)      Ratios are based on average daily net assets of $405,837.

(c)      Annualized.

(d)      Not annualized for periods less than one year.

                                                                                        CLASS B
                                                                           -----------------------------------
                                                                                               AUGUST 30, 2002
                                                                                              (DATE OPERATIONS
                                                                             YEAR ENDED        COMMENCED) TO
                                                                             OCTOBER 31,        OCTOBER 31,
                                                                           --------------     ----------------
                                                                               2003                 2002
                                                                           --------------     ----------------
Net asset value, beginning of period                                       $         9.13     $          10.00
                                                                           --------------     ----------------
Income from investment operations:
   Net investment income (loss)                                                     (0.07)               (0.01)
                                                                           --------------     ----------------
   Net gains (losses) on securities (both realized and unrealized)                   2.70                (0.86)
                                                                           ==============     ================
       Total from investment operations                                              2.63                (0.87)
                                                                           ==============     ================
Less dividends from net investment income                                           (0.11)                  --
                                                                           ==============     ================
Net asset value, end of period                                             $        11.65     $           9.13
                                                                           ==============     ================
Total return (a)                                                                    29.12%               (8.70)%
                                                                           ==============     ================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                                   $          354     $            274
                                                                           ==============     ================
Ratio of expenses to average net assets:
   With fee waivers and expense reimbursements                                       1.83%(b)             1.75% (c)
                                                                           --------------     ----------------
   Without fee waivers and expense reimbursements                                   10.92%(b)            24.39% (c)
                                                                           ==============     ================
Ratio of net investment income (loss) to average net assets                         (0.75)%(b)           (0.49)(c)
                                                                           ==============     ================
Portfolio turnover rate (d)                                                            20%                   4%
                                                                           ==============     ================


(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.

(b)      Ratios are based on average daily net assets of $304,382.

(c)      Annualized.

(d)      Not annualized for periods less than one year.

                                                                                         CLASS C
                                                                           -----------------------------------
                                                                                              AUGUST 30, 2002
                                                                                              (DATE OPERATIONS
                                                                            YEAR ENDED         COMMENCED) TO
                                                                            OCTOBER 31,         OCTOBER 31,
                                                                           --------------     ----------------
                                                                                2003              2002
                                                                            --------------     ----------------
Net asset value, beginning of period                                        $         9.13     $          10.00
                                                                            --------------     ----------------
Income from investment operations:
   Net investment income (loss)                                                      (0.07)               (0.01)
                                                                            --------------     ----------------
   Net gains (losses) on securities (both realized and unrealized)                    2.70                (0.86)
                                                                            ==============     ================
       Total from investment operations                                               2.63                (0.87)
                                                                            ==============     ================
Less dividends from net investment income                                            (0.11)                  --
                                                                            ==============     ================
Net asset value, end of period                                              $        11.65     $           9.13
                                                                            ==============     ================
Total return (a)                                                                     29.12%               (8.70)%
                                                                            ==============     ================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                                    $          354     $            274
                                                                            ==============     ================
Ratio of expenses to average net assets:
   With fee waivers and expense reimbursements                                        1.83%(b)             1.75% (c)
                                                                            ==============     ================
   Without fee waivers and expense reimbursements                                    10.92%(b)            24.39% (c)
                                                                            ==============     ================
Ratio of net investment income (loss) to average net assets                          (0.75)%(b)           (0.49)(c)
                                                                            ==============     ================
Portfolio turnover rate (d)                                                             20%                   4%
                                                                            ==============     ================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.

(b)      Ratios are based on average daily net assets of $304,382.

(c)      Annualized.

(d)      Not annualized for periods less than one year.

NOTE 11 - SUBSEQUENT EVENT

Your Fund's investment advisor, A I M Advisors, Inc. ("AIM") is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("INVESCO"), was, until recently, the investment advisor to the INVESCO Funds.

         On December 2, 2003, each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against INVESCO and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of INVESCO. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group, Inc., the parent company of AIM, and he also holds the position of Senior Vice President with AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against INVESCO. Neither your Fund nor any of the funds in the AIM Family of Funds(R) , which includes the INVESCO Funds (the "Funds") has been named as a defendant in any of these proceedings.

         The SEC proceeding alleges that INVESCO failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that INVESCO had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

         The NYAG proceeding is also based on the circumstances described above. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief.

         The Colorado proceeding is also based on the circumstances described above. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

         If INVESCO is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Similarly, if Mr. Cunningham is unsuccessful in his defense of these proceedings, he could be barred from serving as an officer or director of any registered investment company. Such results could also affect the ability of AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including your Fund. Your Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as your Fund's investment advisor. There can be no assurance that such exemptive relief will be granted.

         AIM has received inquiries from the SEC, the NASD, Inc., the NYAG and the Secretary of the Commonwealth of Massachusetts with respect to market timing, late trading, fair value pricing and other similar issues and AIM has been providing full cooperation with respect to these inquiries

         In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against certain Funds, INVESCO, AIM, AMVESCAP and certain related parties, primarily based upon the allegations in the complaints described above, but also regarding the funds' fair valuation pricing methodology. Such lawsuits allege a variety of theories for recovery including, but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; interest and the payment of attorneys' and experts' fees. Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Funds, INVESCO, AIM, AMVESCAP and related parties in the future.

         At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of these matters described above may have on the Fund or AIM's financial condition.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of AIM Basic Value II Fund
And Board of Trustees of AIM Equity Funds:



We have audited the accompanying statement of assets and liabilities of AIM Basic Value II Fund (a portfolio of AIM Equity Funds), including the schedule of investments, as of October 31, 2003, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Basic Value II Fund as of October 31, 2003, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Houston, Texas                                             /s/ ERNST & YOUNG LLP
December 16, 2003

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Equity Funds, a Delaware statutory trust, was held on October 21, 2003. The meeting was held for the following purpose:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph.D. and Mark H. Williamson.

The results of the voting on the above matters were as follows:

                                                                      WITHHOLDING
      DIRECTORS/MATTER                                VOTES FOR        AUTHORITY
---------------------------------------------------------------------------------
(1)*  Bob R. Baker.................................  983,597,298      14,109,942
      Frank S. Bayley..............................  983,595,385      14,111,855
      James T. Bunch...............................  983,970,384      13,736,856
      Bruce L. Crockett............................  983,967,974      13,739,266
      Albert R. Dowden.............................  983,892,850      13,814,390
      Edward K. Dunn, Jr...........................  983,672,087      14,035,153
      Jack M. Fields...............................  983,987,281      13,719,959
      Carl Frischling..............................  983,352,244      14,354,996
      Robert H. Graham.............................  983,794,290      13,912,950
      Gerald J. Lewis..............................  983,317,525      14,389,715
      Prema Mathai-Davis...........................  983,676,086      14,031,154
      Lewis F. Pennock.............................  983,703,651      14,003,589
      Ruth H. Quigley..............................  983,356,521      14,350,719
      Louis S. Sklar...............................  983,812,619      13,894,621
      Larry Soll, Ph.D.............................  983,820,425      13,886,815
      Mark H. Williamson...........................  983,676,844      14,030,396

* Proposal required approval by a combined vote of all the portfolios of AIM Equity Funds

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of January 1, 2003

The address of each trustee and officer of AIM Equity Funds (the "Trust") is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 132 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER       PRINCIPAL OCCUPATION(S)
TRUST                              SINCE            DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------

  INTERESTED PERSONS
----------------------------------------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946      1988             Director and Chairman, A I M Management Group Inc.
  Trustee, Chairman and                             (financial services holding company); and Director and Vice
  President                                         Chairman, AMVESCAP PLC and Chairman of AMVESCAP PLC -- AIM
                                                    Division (parent of AIM and a global investment management firm)
                                                    Formerly: President and Chief Executive Officer, A I M
                                                    Management Group Inc.; Director, Chairman and President,
                                                    A I M Advisors, Inc. (registered investment advisor); and
                                                    Director and Chairman, A I M Capital Management, Inc.
                                                    (registered investment advisor), A I M Distributors, Inc.
                                                    (registered broker dealer), AIM Investment Services, Inc.,
                                                    (registered transfer agent), and Fund Management Company
                                                    (registered broker dealer); and Chief Executive Officer,
                                                    AMVESCAP PLC -- Managed Products
----------------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951    2003             Director, President and Chief Executive Officer, A I M
  Trustee and Executive Vice                        Management Group Inc. (financial services holding company);
  President                                         Director, Chairman and President, A I M Advisors, Inc.
                                                    (registered investment advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment advisor) and A I M
                                                    Distributors, Inc. (registered broker dealer); Director and
                                                    Chairman, AIM Investment Services, Inc. (registered transfer agent); and Fund Management Company (registered broker
                                                    dealer); and Chief Executive Officer, AMVESCAP PLC -- AIM
                                                    Division (parent of AIM and a global investment management firm)
                                                    Formerly: Director, Chairman, President and Chief Executive
                                                    Officer, INVESCO Funds Group, Inc. and INVESCO Distributors,
                                                    Inc.; Chief Executive Officer, AMVESCAP PLC -- Managed
                                                    Products; Chairman and Chief Executive Officer of
                                                    NationsBanc Advisors, Inc.; and Chairman of NationsBanc
                                                    Investments, Inc.
----------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------
  Bob R. Baker(3) -- 1936          2003             Consultant
  Trustee
                                                    Formerly: President and Chief Executive Officer, AMC Cancer
                                                    Research Center; and Chairman and Chief Executive Officer,
                                                    First Columbia Financial Corporation
----------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939          2001             Of Counsel, law firm of Baker & McKenzie
  Trustee
----------------------------------------------------------------------------------------------------------------
  James T. Bunch(3) -- 1942        2003             Co-President and Founder, Green, Manning & Bunch Ltd.,
  Trustee                                           (investment banking firm); and Director, Policy Studies,
                                                    Inc. and Van Gilder Insurance Corporation
                                                    Formerly: General Counsel and Director, Boettcher & Co.; and
                                                    Chairman and Managing Partner, law firm of Davis, Graham &
                                                    Stubbs
----------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944        1993             Chairman, Crockett Technology Associates (technology
  Trustee                                           consulting company)
----------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941         2000             Director of a number of public and private business
  Trustee                                           corporations, including the Boss Group Ltd. (private
                                                    investment and management) and Magellan Insurance Company
                                                    Formerly: Director, President and Chief Executive Officer,
                                                    Volvo Group North America, Inc.; Senior Vice President, AB
                                                    Volvo; and director of various affiliated Volvo Group
                                                    companies
----------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935      1998             Formerly: Chairman, Mercantile Mortgage Corp.; President and
  Trustee                                           Chief Operating Officer, Mercantile-Safe Deposit & Trust
                                                    Co.; and President, Mercantile Bankshares Corp.
----------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952           1997             Chief Executive Officer, Twenty First Century Group, Inc.
  Trustee                                           (government affairs company) and Texana Timber LP
----------------------------------------------------------------------------------------------------------------

NAME, YEAR OF BIRTH AND
POSITION(S) HELD WITH THE         OTHER DIRECTORSHIP(S)
TRUST                             HELD BY TRUSTEE
--------------------------------  ----------------------

  INTERESTED PERSONS
-------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946     None
  Trustee, Chairman and
  President
------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951   Director and Chairman,
  Trustee and Executive Vice      INVESCO Bond Funds,
  President                       Inc., INVESCO
                                  Combination Stock &
                                  Bond Funds, Inc.,
                                  INVESCO Counselor
                                  Series Funds, Inc.,
                                  INVESCO International
                                  Funds, Inc., INVESCO
                                  Manager Series Funds,
                                  Inc., INVESCO Money
                                  Market Funds, Inc.,
                                  INVESCO Sector Funds,
                                  Inc., INVESCO Stock
                                  Funds, Inc., INVESCO
                                  Treasurer's Series
                                  Funds, Inc. and
                                  INVESCO Variable
                                  Investment Funds, Inc.
----------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------
  Bob R. Baker(3) -- 1936         None
  Trustee
----------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939         Badgley Funds, Inc.
  Trustee                         (registered investment
                                  company)
----------------------------------------------------------------------------------------------------------------
  James T. Bunch(3) -- 1942       None
  Trustee
----------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944       ACE Limited (insurance
  Trustee                         company); and
                                  Captaris, Inc.
                                  (unified messaging
                                  provider)
----------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941        Cortland Trust, Inc.
  Trustee                         (Chairman) (registered
                                  investment company);
                                  Annuity and Life Re
                                  (Holdings), Ltd.
                                  (insurance company)
----------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935     None
  Trustee
----------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952          Administaff
  Trustee
----------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust. Mr. Williamson became Executive Vice President of the Trust on March 4, 2003.

(3) Elected trustee of the Trust on October 21, 2003.

As of January 1, 2003


The address of each trustee and officer of AIM Equity Funds (the "Trust") is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 132 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND             TRUSTEE AND/       PRINCIPAL OCCUPATION(S)
POSITION(S) HELD WITH THE TRUST     OR OFFICER SINCE   DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937           1988               Partner, law firm of Kramer Levin Naftalis and Frankel LLP
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Gerald J. Lewis(3) -- 1933        2003               Chairman, Lawsuit Resolution Services (San Diego,
  Trustee                                              California)
                                                       Formerly: Associate Justice of the California Court of
                                                       Appeals
-------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950        1998               Formerly: Chief Executive Officer, YWCA of the USA
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942          1988               Partner, law firm of Pennock & Cooper
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935           2001               Retired
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939            1989               Executive Vice President, Development and Operations Hines
  Trustee                                              Interests Limited Partnership (real estate development
                                                       company)
-------------------------------------------------------------------------------------------------------------------
  Larry Soll, Ph.D.(3) -- 1942      2003               Retired
  Trustee
-------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome(4) -- 1956        2003               Director, Senior Vice President, Secretary and General
  Senior Vice President                                Counsel, A I M Management Group Inc. (financial services
                                                       holding company) and A I M Advisors, Inc.; Vice President,
                                                       A I M Capital Management, Inc., A I M Distributors, Inc. and
                                                       AIM Investment Services, Inc.; and Director, Vice President
                                                       and General Counsel, Fund Management Company
                                                       Formerly: Senior Vice President and General Counsel, Liberty
                                                       Financial Companies, Inc.; and Senior Vice President and
                                                       General Counsel, Liberty Funds Group, LLC
-------------------------------------------------------------------------------------------------------------------
  Gary T. Crum(5) -- 1947           1988               Director, Chairman and Director of Investments, A I M
  Senior Vice President                                Capital Management, Inc.; Director and Executive Vice
                                                       President, A I M Management Group Inc.; Director and Senior
                                                       Vice President, A I M Advisors, Inc.; and Director, A I M
                                                       Distributors, Inc. and AMVESCAP PLC
                                                       Formerly: Chief Executive Officer and President, A I M
                                                       Capital Management Inc.
-------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955            2002               Managing Director and Chief Research Officer -- Fixed
  Vice President                                       Income, A I M Capital Management, Inc.; and Vice President,
                                                       A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Melville B. Cox -- 1943           1992               Vice President and Chief Compliance Officer, A I M Advisors,
  Vice President                                       Inc. and A I M Capital Management, Inc.; and Vice President,
                                                       AIM Investment Services, Inc.
-------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen(5) -- 1940        1999               Vice President, A I M Advisors, Inc., and President, Chief
  Vice President                                       Executive Officer and Chief Investment Officer, A I M
                                                       Capital Management, Inc.
-------------------------------------------------------------------------------------------------------------------
  Dana R. Sutton -- 1959            1988               Vice President and Fund Treasurer, A I M Advisors, Inc.
  Vice President and Treasurer
-------------------------------------------------------------------------------------------------------------------

NAME, YEAR OF BIRTH AND            OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    HELD BY TRUSTEE
---------------------------------  ----------------------

  Carl Frischling -- 1937          Cortland Trust, Inc.
  Trustee                          (registered investment
                                   company)
-------------------------------------------------------------------------------------------------------------------
  Gerald J. Lewis(3) -- 1933       General Chemical
  Trustee                          Group, Inc.,
                                   Wheelabrator
                                   Technologies, Inc.
                                   (waste management
                                   company), Fisher
                                   Scientific, Inc.,
                                   Henley Manufacturing,
                                   Inc. (laboratory
                                   supplies), and
                                   California Coastal
                                   Properties, Inc.
-------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950       None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942         None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935          None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939           None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Larry Soll, Ph.D.(3) -- 1942     None
  Trustee
-------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome(4) -- 1956       N/A
  Senior Vice President
-------------------------------------------------------------------------------------------------------------------
  Gary T. Crum(5) -- 1947          N/A
  Senior Vice President
-------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955           N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Melville B. Cox -- 1943          N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen(5) -- 1940       N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Dana R. Sutton -- 1959           N/A
  Vice President and Treasurer
-------------------------------------------------------------------------------------------------------------------

(3) Elected trustee of the Trust on October 21, 2003.
(4) Mr. Carome became Senior Vice President of the Trust on May 13, 2003.
(5) Information is current as of January 10, 2003.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND              INVESTMENT ADVISOR              DISTRIBUTOR                     AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.            A I M Distributors, Inc.        Ernst & Young LLP
Suite 100                       11 Greenway Plaza               11 Greenway Plaza               5 Houston Center
Houston, TX 77046               Suite 100                       Suite 100                       1401 McKinney, Suite 1200
                                Houston, TX 77046               Houston, TX 77046-1173          Houston, TX 77010-4035

COUNSEL TO THE FUND             COUNSEL TO THE TRUSTEES         TRANSFER AGENT                  CUSTODIAN
Ballard Spahr                   Kramer, Levin, Naftalis &       AIM Investment Services, Inc.   State Street Bank and
Andrews & Ingersoll, LLP        Frankel LLP                     P.O. Box 4739                   Trust Company
1735 Market Street              919 Third Avenue                Houston, TX 77210-4739          225 Franklin Street
Philadelphia, PA 19103          New York, NY 10022-3852                                         Boston, MA 02110

        DOMESTIC EQUITY                        INTERNATIONAL/GLOBAL EQUITY                              FIXED INCOME

AIM Aggressive Growth Fund              AIM Asia Pacific Growth Fund                            TAXABLE
AIM Balanced Fund*                      AIM Developing Markets Fund
AIM Basic Balanced Fund*                AIM European Growth Fund                                AIM Floating Rate Fund
AIM Basic Value Fund                    AIM European Small Company Fund                         AIM High Yield Fund
AIM Blue Chip Fund                      AIM Global Aggressive Growth Fund                       AIM Income Fund
AIM Capital Development Fund            AIM Global Growth Fund                                  AIM Intermediate Government Fund
AIM Charter Fund                        AIM Global Trends Fund                                  AIM Limited Maturity Treasury Fund
AIM Constellation Fund                  AIM Global Value Fund(4)                                AIM Money Market Fund
AIM Dent Demographic Trends Fund        AIM International Emerging Growth Fund                  AIM Short Term Bond Fund
AIM Diversified Dividend Fund(1)        AIM International Growth Fund                           AIM Total Return Bond Fund
AIM Emerging Growth Fund                AIM Trimark Fund                                        INVESCO U.S. Government Money Fund
AIM Large Cap Basic Value Fund          INVESCO International Core Equity Fund(5)
AIM Large Cap Growth Fund                                                                       TAX-FREE
AIM Libra Fund                                    SECTOR EQUITY
AIM Mid Cap Basic Value Fund                                                                    AIM High Income Municipal Fund
AIM Mid Cap Core Equity Fund            AIM Global Health Care Fund                             AIM Municipal Bond Fund
AIM Mid Cap Growth Fund                 AIM Real Estate Fund                                    AIM Tax-Exempt Cash Fund
AIM Opportunities I Fund                INVESCO Advantage Health Sciences Fund                  AIM Tax-Free Intermediate Fund
AIM Opportunities II Fund               INVESCO Energy Fund
AIM Opportunities III Fund              INVESCO Financial Services Fund
AIM Premier Equity Fund                 INVESCO Gold & Precious Metals Fund
AIM Select Equity Fund                  INVESCO Health Sciences Fund
AIM Small Cap Equity Fund(2)            INVESCO Leisure Fund
AIM Small Cap Growth Fund(3)            INVESCO Multi-Sector Fund
AIM Trimark Endeavor Fund               INVESCO Technology Fund
AM Trimark Small Companies Fund         INVESCO Utilities Fund
AIM Weingarten Fund
INVESCO Core Equity Fund
INVESCO Dynamics Fund
INVESCO Mid-Cap Growth Fund
INVESCO Small Company Growth Fund
INVESCO S&P 500 Index Fund
INVESCO Total Return Fund*


* Domestic equity and income fund

(1) Effective May 2, 2003, AIM Large Cap Core Equity Fund was renamed AIM Diversified Dividend Fund. (2) AIM Small Cap Equity Fund was closed to most investors on December 19, 2003. For information on who may continue to invest in AIM Small Cap Equity Fund, please contact your financial advisor. (3) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (4) Effective April 30, 2003, AIM Worldwide Spectrum Fund was renamed AIM Global Value Fund. (5) Effective November 24, 2003, INVESCO International Blue Chip Value Fund was renamed INVESCO International Core Equity Fund.

For more complete information about any AIM or INVESCO fund, including sales charges and expenses, ask your financial advisor for a prospectus. Please read it carefully before investing. If used after January 20, 2004, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $142 billion in assets for approximately 11 million shareholders, including individual investors, corporate clients and financial institutions. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $345 billion in assets under management. Data as of September 30, 2003.


                                             AIMinvestments.com       BVA2-AR-1

                                                 YOUR GOALS. OUR SOLUTIONS.--Servicemark--
------------------------------------------------------------------------------------------
Mutual   Retirement  Annuities    College   Separately  Offshore   Alternative   Cash           [AIM INVESTMENTS LOGO APPEARS HERE]
Funds    Products                 Savings   Managed     Products   Investments   Management               --Servicemark--
                                  Plans     Accounts

                                                   AIM DIVERSIFIED DIVIDEND FUND
                                Annual Report to Shareholders o October 31, 2003






                                 [COVER IMAGE]






              YOUR GOALS. OUR SOLUTIONS.     [AIM INVESTMENTS LOGO APPEARS HERE]
                  --Servicemark--                    --Servicemark--

================================================================================
AIM DIVERSIFIED DIVIDEND FUND SEEKS TO PROVIDE GROWTH OF CAPITAL AND, SECONDARILY, CURRENT INCOME.
================================================================================

ABOUT INFORMATION THROUGHOUT THIS REPORT:


o Unless otherwise stated, information      o The fund may participate in the initial    o The unmanaged Standard & Poor's
presented is as of 10/31/03 and is based    public offering (IPO) market in some         Composite Index of 500 Stocks (the S&P
on total net assets.                        market cycles. Because of the fund's         500--Registered Trademark--) is an index
                                            small asset base, any investment the fund    of common stocks frequently used as a
o AIM Diversified Dividend Fund's           may make in IPOs may significantly affect    general measure of U.S. stock market
performance figures are historical, and     the fund's total return. As the fund's       performance.
they reflect fund expenses, the             assets grow, the impact of IPO
reinvestment of distributions, and          investments will decline, which may          o Bloomberg, Inc. is a well-known
changes in net asset value.                 reduce the effect of IPO investments on      independent financial research and
                                            the fund's total return.                     reporting firm.
o Had the advisor not waived fees and/or
reimbursed expenses, returns would have     o The fund's investment return and           o A direct investment cannot be made in
been lower.                                 principal value will fluctuate, so an        an index. Unless otherwise indicated,
                                            investor's shares, when redeemed, may be     index results include reinvested
o When sales charges are included in        worth more or less than their original       dividends, and they do not reflect sales
performance figures, Class A share          cost.                                        charges. Performance of an index of funds
performance reflects the maximum 5.50%                                                   reflects fund expenses; performance of a
sales charge, and Class B and Class C       o Industry classifications used in this      market index does not.
share performance reflects the applicable   report are generally according to the
contingent deferred sales charge (CDSC)     Global Industry Classification Standard,     A description of the policies and
for the period involved. The CDSC on        which was developed by and is the            procedures that the fund uses to
Class B shares declines from 5% beginning   exclusive property and a service mark of     determine how to vote proxies relating to
at the time of purchase to 0% at the        Morgan Stanley Capital International Inc.    portfolio securities is available without
beginning of the seventh year. The CDSC     and Standard & Poor's.                       charge, upon request, by calling
on Class C shares is 1% for the first                                                    800-959-4246, or on the AIM Web site,
year after purchase. The performance of     o The unmanaged Lipper Large-Cap Core        AIMinvestments.com.
the fund's share classes will differ due    Fund Index represents an average of the
to different sales charge structures and    performance of the 30 largest
class expenses.                             large-capitalization core equity funds
                                            tracked by Lipper, Inc., an independent
o Effective 9/30/03, Class B shares are     mutual fund performance monitor.
not available as an investment for
retirement plans maintained pursuant to     o The unmanaged Russell 1000--Registered
Section 401 of the Internal Revenue Code,   Trademark-- Index represents the
including 401(k) plans, money purchase      performance of the stocks of
pension plans and profit sharing plans.     large-capitalization companies.
Plans that have existing accounts
invested in Class B shares continued to
be allowed to make additional purchases
after 9/30/03.

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
=====================================================
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE    This report may be distributed only to shareholders or
                                                         to persons who have received a current prospectus of
                                                         the fund.
=====================================================
AIMinvestments.com

TO OUR SHAREHOLDERS

                    DEAR FELLOW SHAREHOLDER IN                     new policies and strengthened existing ones--to discourage
                    THE AIM FAMILY OF FUNDS--Registered            harmful short-term trading. These steps include:
                    Trademark--:
                                                                       o   Strengthening daily monitoring of trading activities.
[PHOTO OF           As you may be aware, there has been a
ROBERT H.           great deal of media coverage recently              o   Imposing redemption fees on additional funds we
GRAHAM]             about the mutual fund industry and                     believe may be vulnerable to harmful short-term
                    allegations of improper activities by                  trading activity.
ROBERT H. GRAHAM    certain individuals and companies. As
                    part of these widespread investigations,           o   Implementing an enhanced exchange policy (effective
[PHOTO OF           INVESCO Funds Group (IFG), the former                  on or about March 1, 2004) designed to limit
MARK H.             adviser to certain INVESCO Funds, was                  exchanges between funds.
WILLIAMSON]         recently named as a defendant in separate
                    civil enforcement actions by the U.S.              o   Employing an enhanced fair value pricing policy on
MARK H. WILLIAMSON  Securities and Exchange Commission (SEC),              certain foreign securities as well as certain
                    the Office of the New York Attorney                    illiquid securities.
                    General and the State of Colorado over an
issue known as "market timing." A number of private class or           None of these tools alone, nor all of them taken
derivative actions also were filed in the wake of the              together, eliminate the possibility of short-term trading
regulators' actions.                                               strategies that may be detrimental to a fund. Moreover, each of these tools involves judgments that are inherently
    Investors are understandably concerned and frustrated          subjective. We have always sought and continue to seek to
about these reports, and we would like to take this                make these judgments to the best of our abilities and in a
opportunity to assure you that, based on an investigation          manner that we believe is consistent with the best interests
conducted by an outside firm, IFG and its parent company,          of our fund shareholders. And we remain committed to being as
AMVESCAP PLC, believe that these civil actions are without         vigilant as possible in the future to identify and address
merit. IFG is contesting the charges.                              any harmful market timing investors who have the potential to harm our long-term fund shareholders.
    We encourage you to continue to monitor this situation,
particularly as IFG has the opportunity to address the                 We sincerely hope these developments and the media
allegations that have been made. Current information will be       coverage surrounding them do not result in you or other
posted on our Web site at AIMinvestments.com. We will              shareholders losing confidence in AIM or INVESCO Funds.
continue to communicate to you on our Web site about our           Amidst this storm of controversy in the mutual fund industry,
finding, and the actions we are taking to protect and promote      we believe we can find encouragement in the recovering
the interests of our shareholders. The independent trustees        economy and rising equity markets. As we write this letter,
of the funds are receiving regular reports from their              for instance, the S&P 500--Registered Trademark-- Index is up
independent counsel and outside counsel hired by AMVESCAP          approximately 23% year-to-date. Although past performance is
PLC, the parent of AIM and IFG, to perform an ongoing              no guarantee of future results, there appear to be indicators
investigation of market timing.                                    that the economy and stock markets are showing signs of
                                                                   welcomed improvement. We encourage you to read the enclosed
A COMPLEX ISSUE                                                    discussion of your fund's performance during this past
                                                                   reporting period.
Market timing is an investment technique not defined in any
regulation that involves frequent short-term trading of            OUR UNWAVERING COMMITMENT
mutual fund shares, sometimes with a goal to exploit
inefficiencies in the way mutual funds price their shares. We      At AIM Investments, we have never wavered in our commitment
recognize that fund management companies have tried to deal        to helping you build solutions for your financial goals. Our
with this complex issue in various ways and believe that           company was founded on a core principle of integrity, and we
industry-wide guidance is in order. To that end, we welcome        have always worked hard to earn the trust of our
SEC Chairman William Donaldson's pledge to adopt new rules         shareholders. We are committed to doing all we can to
designed to curb market timing abuses. Comprehensive               maintain your trust and confidence.
rulemaking is necessary and is the best way to establish new
industry responsibilities designed to protect shareholders.            Thank you for your continued participation in AIM
We support practical rule changes and structural                   Investments. Please call your financial advisor or one of our
modifications that are fair, enforceable and, most                 Client Service representatives at 800-959-4246 if you have
importantly, beneficial for investors.                             any further questions or concerns about your AIM Investments account.
    AIM Investments has policies in place designed to
identify, prevent and eliminate harmful trading or other           Sincerely,
activities deemed to be detrimental to the funds. We have
also recently taken additional steps--implemented                  /s/ ROBERT H. GRAHAM                  /s/ MARK H. WILLIAMSON
                                                                   Robert H. Graham                      Mark H. Williamson
                                                                   Chairman and President                President and CEO
                                                                   The AIM Family of Funds               AIM Investments
                                                                   --Registered Trademark--

                                                                   December 18, 2003
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

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

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
SIGNS OF ECONOMIC RECOVERY                                                                 estate was strong--but that commercial
BENEFIT FUND                                                                               real estate was sluggish and that labor
                                                                                           markets remained weak. Indeed, the
Signs of a strengthening economy             Hussein, and by May 1 President Bush was      nation's unemployment rate was 6.0% at
benefited the broad U.S. stock market and    able to announce that major combat            the close of the fiscal year.
AIM Diversified Dividend Fund for the        operations in Iraq had ended.
fiscal year ended October 31, 2003. For                                                        For the fiscal year:
the fiscal year covered by this report,          The U.S. economy expanded during the
the fund's Class A, Class B, and Class C     fiscal year. Gross domestic product, the      o   All sectors of the S&P 500 recorded
shares returned 18.39%, 17.67%, and          broadest measure of economic activity,            gains.
17.55%, respectively, at net asset value.    grew at an annualized rate of 1.4% in the
For the fiscal year, the fund                first quarter of 2003, 3.3% in the second     o   Information technology, materials,
underperformed the S&P 500, which            quarter, and 8.2% in the third quarter.           and utilities were the top-performing
returned 20.79%, but outperformed the        Corporate earnings also showed signs of           sectors of the S&P 500.
Lipper Large-Cap Core Fund Index, which      strength. According to Bloomberg, as of
returned 16.86%.                             the close of the fiscal year, more than       o   Telecommunication services, consumer
                                             65% of S&P 500 corporations that had              staples, and health care were the
MARKET CONDITIONS                            reported their third-quarter 2003                 weakest-performing sectors.
                                             earnings exceeded analysts' expectations.
Signs of a generally improving economy                                                     YOUR FUND
helped the U.S. stock market rise for            For most of the fiscal year, the
much of the fiscal year ended October 31,    Federal Reserve (the Fed) kept the            It was an eventful year for the fund. It
2003. The S&P 500 rose in November 2002,     short-term federal funds rate at 1.25%.       was renamed AIM Diversified Dividend Fund
but then declined for several months,        On June 25, 2003, it lowered that rate to     from AIM Large Cap Core Equity Fund, and
hitting a low for the fiscal year on         1.00%, its lowest level since 1958,           it changed its investment strategy on May
March 11, 2003. The market rallied           saying that it favored a more expansive       2, 2003. The fund now focuses on equities
through the remainder of the fiscal year.    monetary policy because the economy had       issued by companies that have paid
                                             not yet exhibited sustainable growth. By      consistent or increasing dividends. The
    The start of the market's rally          October, the Fed reported that the pace       fund remains generally focused on
coincided with the commencement of           of economic expansion had picked up,          large-cap U.S. equities, and at the close
Operation Iraqi Freedom on March 19,         consumer spending generally strengthened,     of the fiscal year all stocks in the fund
2003. U.S. and allied forces quickly         and residential real                          were income producing.
toppled the regime of Saddam
                                                                                               While dividends have been in the news
                                                                                           as of late due to newly reduced tax
                                                                                           rates, the fund's emphasis on dividends
                                                                                           is a by-product of our


====================================================================================================================================
PORTFOLIO COMPOSITION BY SECTOR           TOP 10 EQUITY HOLDINGS*                 TOP 10 INDUSTRIES*
Based on total investments
                                           1. Bristol-Myers Squibb Co.     1.9%    1. Pharmaceuticals                     8.8%
            [PIE CHART]
                                           2. V. F. Corp.                  1.6     2. Integrated Oil & Gas                6.4
FINANCIALS                 22.7%
                                           3. Fannie Mae                   1.6     3. Electric Utilities                  5.3
ALL OTHERS                 37.1%
                                           4. Altria Group, Inc.           1.5     4. Diversified Banks                   5.2
HEALTH CARE                12.4%
                                           5. Exxon Mobil Corp.            1.5     5. Industrial Machinery                4.9
CONSUMER DISCRETIONARY     12.9%
                                           6. Eaton Corp.                  1.5     6. Property & Casualty Insurance       4.1
INDUSTRIALS                14.9%
                                           7. Pfizer Inc.                  1.5     7. Packaged Foods & Meats              3.0

                                           8. FleetBoston Financial Corp.  1.4     8. Investment Banking & Brokerage      2.8

                                           9. Omnicom Group Inc.           1.4     9. Thrifts & Mortgage Finance          2.5

                                          10. Pitney Bowes, Inc.           1.4    10. Diversified Commercial Services     2.4


*Excludes money market fund holdings.

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
====================================================================================================================================

investment philosophy. Our belief as         services, and utilities stocks relative       [PHOTO OF     J. PHILIP FERGUSON
investors is that attractively valued,       to the S&P 500. It was overweight             J. PHILIP     Mr. Ferguson is portfolio
financially strong companies that pay        consumer discretionary, financials,           FERGUSON]     manager of AIM Diversified
dividends are likely to outperform over      health care, and industrials stocks                         Dividend Fund. He joined
the long term with less volatility.          relative to the S&P 500.                                    AIM in 2000 and brings over
Consistent with our philosophy, we have                                                    30 years of investment experience to his
constructed a portfolio of stocks with           The fund's top contributors to            position. Mr. Ferguson currently serves
characteristics that could support           performance included stocks in the            as a member of the Board of Governors of
consistent or increasing dividends in the    financials and industrials sectors.           the Investment Counsel Association of
future. Importantly, your fund has           Examples included FleetBoston Financial       America. He holds a B.B.A. in finance
representation in all sectors of the S&P     and United Technologies. The announcement     from Texas Christian University, a
500 as our goal is to offer a core equity    in late October that Bank of America          certificate in international law from
fund that can serve as a centerpiece for     would acquire FleetBoston Financial at a      City of London College, and a J.D. from
investors' investment allocation.            significant price premium propelled the       The University of Texas Law School.
                                             stock upward. United Technologies enjoyed
    While fund performance slightly          a strong year due to significant              [PHOTO OF     MEGGAN M. WALSH
trailed that of the S&P 500 during the       improvement in its earnings.                  MEGGAN M.     Ms. Walsh, Chartered
fiscal year, we are relatively pleased                                                     WALSH]        Financial Analyst, is the
with our performance given the fact that     IN CLOSING                                                  lead portfolio manager of
the fund was significantly underweight                                                                   AIM Diversified Dividend
the information technology sector--the       At the close of the fiscal year, the fund     Fund. She has been in the investment
strongest performing sector in the S&P       was positioned in line with its mandate,      industry since 1987 and she joined AIM in
500 for the fiscal year. This fact should    it had exposure to all S&P 500 sectors,       1991. Ms. Walsh received a B.S. in
not be surprising given that the fund        and every equity holding was dividend         finance from the University of Maryland
invests primarily in dividend-paying         paying. As a result of our positioning,       and an M.B.A. from Loyola University.
stocks. Information technology has the       the fund benefited as many companies
smallest percentage of dividend-paying       increased their dividends following           Assisted by the Balanced Team.
stocks among S&P 500 sectors, while also     changes in the tax treatment of
containing some companies with negligible    dividends. In calendar year 2003, the
free cash flow and low returns on            dividend rates of many of the fund's
capital.                                     holdings have increased.

    As of the close of the fiscal year,            See important fund and index
the fund was underweight information              disclosures inside front cover.
technology, consumer staples, energy,
materials, telecommunications

                                    [GRAPHIC]
                                                      For More Information Visit

                                                              AIMinvestments.com


====================================================================================================================
FUND VS. INDEXES                                PORTFOLIO COMPOSITION BY MARKET*
Total returns 10/31/02-10/31/03,                CAPITALIZATION
excluding sales charges                         Based on total investments           TOTAL NUMBER OF HOLDINGS*   103

Class A Shares                     18.39%                  [PIE CHART]               TOTAL NET ASSETS  $49.8 MILLION

Class B Shares                     17.67        SMALL-CAP               8.0%

Class C Shares                     17.55        MID-CAP                30.0%

S&P 500 Index                                   LARGE-CAP              62.0%
(Broad Market Index)               20.79
                                                Source: Lipper, Inc.
Russell 1000 Index
(Style Specific Index)             22.32

Lipper Large-Cap Core Fund Index
(Peer Group Index)                 16.86

Source: Lipper, Inc.
====================================================================================================================

FUND PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
12/31/01-10/31/03

                                [MOUNTAIN CHART]


           DATE     AIM DIVERSIFIED   AIM DIVERSIFIED  AIM DIVERSIFIED   LIPPER LARGE-CAP    RUSSELL     S&P
                     DIVIDEND FUND     DIVIDEND FUND    DIVIDEND FUND        CORE FUND        1000       500
                    CLASS A SHARES    CLASS B SHARES   CLASS C SHARES          INDEX          INDEX     INDEX

         12/31/01        9450               10000            10000             10000           10000    10000
          1/31/02        9545               10100            10100              9842            9873     9854
          2/28/02        9479               10020            10020              9677            9676     9664
          3/31/02        9857               10420            10410             10007           10074    10028
          4/30/02        9583               10120            10120              9483            9497     9420
          5/31/02        9573               10110            10109              9414            9413     9351
          6/30/02        9082                9580             9580              8764            8718     8685
          7/31/02        8355                8820             8809              8113            8073     8008
          8/31/02        8440                8890             8890              8180            8115     8061
          9/30/02        7798                8220             8210              7385            7244     7185
         10/31/02        8223                8650             8650              7959            7846     7817
         11/30/02        8601                9049             9040              8314            8305     8277
         12/31/02        8232                8659             8650              7877            7835     7791
          1/31/03        7920                8319             8321              7670            7645     7587
          2/28/03        7769                8159             8151              7568            7527     7473
          3/31/03        7854                8239             8240              7632            7604     7545
          4/30/03        8393                8809             8801              8194            8218     8167
          5/31/03        8903                9340             9331              8591            8687     8597
          6/30/03        8968                9403             9395              8676            8801     8706
          7/31/03        9082                9513             9505              8813            8977     8860
          8/31/03        9272                9703             9695              8983            9159     9032
          9/30/03        9233                9658             9649              8867            9065     8937
         10/31/03        9735                9778            10168              9301            9597     9442

Source: Lipper, Inc.

Your fund's total return includes sales charges, expenses and management fees. Results for B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the fund at the close of the reporting period and paid the applicable contingent deferred sales charges. The performance of the fund's share classes will differ due to different sales charge structures and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover. Performance shown in the chart and table does not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares. Performance of the indexes does not reflect the effects of taxes.

===============================================================================================================================
AVERAGE ANNUAL TOTAL RETURNS               In addition to returns as of the close of    AVERAGE ANNUAL TOTAL RETURNS
As of 10/31/03, including sales charges    the fiscal year, industry regulations        As of 9/30/03, including sales charges
                                           require us to provide average annual
CLASS A SHARES                             total returns (including sales charges)      CLASS A SHARES
Inception (12/31/01)       -1.45%          for periods ended 9/30/03, the most          Inception (12/31/01)       -4.47%
 1 Year                    11.83           recent calendar quarter-end.                  1 Year                    11.89

CLASS B SHARES                             Past performance cannot guarantee            CLASS B SHARES
Inception (12/31/01)       -1.22%          comparable future results. DUE TO            Inception (12/31/01)       -4.23%
 1 Year                    12.67           SIGNIFICANT MARKET VOLATILITY, RESULTS OF      1 Year                   12.49
                                           AN INVESTMENT MADE TODAY MAY DIFFER
CLASS C SHARES                             SUBSTANTIALLY FROM THE HISTORICAL            CLASS C SHARES
Inception (12/31/01)        0.91%          PERFORMANCE SHOWN. CALL YOUR FINANCIAL       Inception (12/31/01)       -2.03%
 1 Year                    16.55           ADVISOR FOR MORE CURRENT PERFORMANCE.          1 Year                   16.51
===============================================================================================================================

FINANCIALS

SCHEDULE OF INVESTMENTS

October 31, 2003

                                                              MARKET
                                                 SHARES        VALUE
-----------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-92.35%

ADVERTISING-1.44%

Omnicom Group Inc.                                  9,000   $   718,200
=======================================================================

AEROSPACE & DEFENSE-1.31%

United Technologies Corp.                           7,700       652,113
=======================================================================

APPAREL RETAIL-1.28%

Limited Brands                                     36,300       638,880
=======================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-1.60%

V. F. Corp.                                        18,800       798,060
=======================================================================

APPLICATION SOFTWARE-0.54%

SAP A.G.-ADR (Germany)                              7,300       266,742
=======================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.46%

Federated Investors, Inc.-Class B                   8,300       229,495
=======================================================================

AUTO PARTS & EQUIPMENT-0.65%

Johnson Controls, Inc.                              3,000       322,590
=======================================================================

BREWERS-0.48%

Anheuser-Busch Cos., Inc.                           4,900       241,374
=======================================================================

BUILDING PRODUCTS-1.31%

Masco Corp.                                        23,700       651,750
=======================================================================

COMMUNICATIONS EQUIPMENT-0.60%

Motorola, Inc.                                     22,100       299,013
=======================================================================

COMPUTER HARDWARE-1.80%

Diebold, Inc.                                      11,200       639,072
-----------------------------------------------------------------------
International Business Machines Corp.               2,900       259,492
=======================================================================
                                                                898,564
=======================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-0.55%

Deere & Co.                                         4,500       272,790
=======================================================================

CONSTRUCTION MATERIALS-1.45%

Lafarge North America Inc.                         10,400       375,440
-----------------------------------------------------------------------
Vulcan Materials Co.                                7,800       345,618
=======================================================================
                                                                721,058
=======================================================================

DATA PROCESSING & OUTSOURCED SERVICES-1.87%

Automatic Data Processing, Inc.                    14,700       554,778
-----------------------------------------------------------------------
First Data Corp.                                   10,500       374,850
=======================================================================
                                                                929,628
=======================================================================

                                                              MARKET
                                                 SHARES        VALUE
-----------------------------------------------------------------------

DISTRIBUTORS-0.90%

Genuine Parts Co.                                  14,100   $   448,662
=======================================================================

DIVERSIFIED BANKS-5.20%

Bank of America Corp.                               4,400       333,212
-----------------------------------------------------------------------
Comerica Inc.                                       7,800       401,544
-----------------------------------------------------------------------
FleetBoston Financial Corp.                        17,800       718,942
-----------------------------------------------------------------------
U.S. Bancorp                                       19,100       519,902
-----------------------------------------------------------------------
Wachovia Corp.                                     13,400       614,658
=======================================================================
                                                              2,588,258
=======================================================================

DIVERSIFIED CHEMICALS-1.96%

Dow Chemical Co. (The)                             10,000       376,900
-----------------------------------------------------------------------
PPG Industries, Inc.                               10,400       599,560
=======================================================================
                                                                976,460
=======================================================================

DIVERSIFIED COMMERCIAL SERVICES-2.37%

H&R Block, Inc.                                    12,300       579,207
-----------------------------------------------------------------------
Viad Corp.                                         24,000       599,520
=======================================================================
                                                              1,178,727
=======================================================================

ELECTRIC UTILITIES-4.93%

Entergy Corp.                                       6,800       366,520
-----------------------------------------------------------------------
Exelon Corp.                                        5,500       348,975
-----------------------------------------------------------------------
FirstEnergy Corp.                                  13,000       447,070
-----------------------------------------------------------------------
Pinnacle West Capital Corp.                        10,000       365,600
-----------------------------------------------------------------------
Public Service Enterprise Group Inc.                8,700       355,569
-----------------------------------------------------------------------
Wisconsin Energy Corp.                             17,400       569,850
=======================================================================
                                                              2,453,584
=======================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-2.00%

Cooper Industries, Ltd.-Class A (Bermuda)           5,700       301,530
-----------------------------------------------------------------------
Emerson Electric Co.                               12,200       692,350
=======================================================================
                                                                993,880
=======================================================================

FOOTWEAR-0.94%

NIKE, Inc.-Class B                                  7,300       466,470
=======================================================================

HEALTH CARE EQUIPMENT-2.08%

Bard (C.R.), Inc.                                   7,500       600,375
-----------------------------------------------------------------------
Becton, Dickinson & Co.                            11,900       435,064
=======================================================================
                                                              1,035,439
=======================================================================

HEALTH CARE SERVICES-0.90%

IMS Health Inc.                                    19,000       447,070
=======================================================================

HOME IMPROVEMENT RETAIL-0.88%

Home Depot, Inc. (The)                             11,800       437,426
=======================================================================

                                                              MARKET
                                                 SHARES        VALUE
-----------------------------------------------------------------------

HOTELS, RESORTS & CRUISE LINES-1.01%

Carnival Corp. (Panama)                            14,400   $   502,704
=======================================================================

HOUSEHOLD APPLIANCES-0.85%

Snap-on Inc.                                       14,400       422,496
=======================================================================

HOUSEHOLD PRODUCTS-1.12%

Kimberly-Clark Corp.                                6,300       332,703
-----------------------------------------------------------------------
Procter & Gamble Co. (The)                          2,300       226,067
=======================================================================
                                                                558,770
=======================================================================

INDUSTRIAL MACHINERY-4.90%

Dover Corp.                                        15,900       620,418
-----------------------------------------------------------------------
Eaton Corp.                                         7,500       751,800
-----------------------------------------------------------------------
Illinois Tool Works Inc.                            6,300       463,365
-----------------------------------------------------------------------
Pentair, Inc.                                      14,800       606,800
=======================================================================
                                                              2,442,383
=======================================================================

INTEGRATED OIL & GAS-6.44%

BP PLC-ADR (United Kingdom)                         6,200       262,756
-----------------------------------------------------------------------
ChevronTexaco Corp.                                 4,000       297,200
-----------------------------------------------------------------------
ConocoPhillips                                     11,200       640,080
-----------------------------------------------------------------------
Eni S.p.A. (Italy)                                 25,500       403,523
-----------------------------------------------------------------------
Exxon Mobil Corp.                                  20,700       757,206
-----------------------------------------------------------------------
Occidental Petroleum Corp.                         16,500       581,790
-----------------------------------------------------------------------
Total S.A. (France)                                 1,700       263,304
=======================================================================
                                                              3,205,859
=======================================================================

INTEGRATED TELECOMMUNICATION SERVICES-1.28%

SBC Communications Inc.                            26,500       635,470
=======================================================================

INVESTMENT BANKING & BROKERAGE-2.55%

Lehman Brothers Holdings Inc.                       5,800       417,600
-----------------------------------------------------------------------
Merrill Lynch & Co., Inc.                           4,700       278,240
-----------------------------------------------------------------------
Morgan Stanley                                     10,500       576,135
=======================================================================
                                                              1,271,975
=======================================================================

LIFE & HEALTH INSURANCE-1.03%

Prudential Financial, Inc.                         13,300       513,912
=======================================================================

MULTI-LINE INSURANCE-0.69%

Hartford Financial Services Group, Inc. (The)       6,300       345,870
=======================================================================

OFFICE SERVICES & SUPPLIES-1.40%

Pitney Bowes, Inc.                                 17,000       698,700
=======================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-1.82%

Citigroup Inc.                                     13,400       635,160
-----------------------------------------------------------------------
Principal Financial Group, Inc.                     8,700       272,745
=======================================================================
                                                                907,905
=======================================================================

                                                              MARKET
                                                 SHARES        VALUE
-----------------------------------------------------------------------
PACKAGED FOODS & MEATS-3.04%

General Mills, Inc.                                 6,300   $   282,555
-----------------------------------------------------------------------
Kellogg Co.                                        19,100       632,783
-----------------------------------------------------------------------
Sara Lee Corp.                                     30,100       599,893
=======================================================================
                                                              1,515,231
=======================================================================

PAPER PACKAGING-1.23%

Sonoco Products Co.                                28,700       610,449
=======================================================================

PAPER PRODUCTS-0.80%

MeadWestvaco Corp.                                 15,300       396,576
=======================================================================

PERSONAL PRODUCTS-0.91%

Avon Products, Inc.                                 6,700       455,332
=======================================================================

PHARMACEUTICALS-8.75%

Abbott Laboratories                                14,400       613,728
-----------------------------------------------------------------------
Bristol-Myers Squibb Co.                           37,300       946,301
-----------------------------------------------------------------------
Johnson & Johnson                                  12,400       624,092
-----------------------------------------------------------------------
Lilly (Eli) & Co.                                   8,800       586,256
-----------------------------------------------------------------------
Merck & Co. Inc.                                   13,500       597,375
-----------------------------------------------------------------------
Pfizer Inc.                                        23,200       733,120
-----------------------------------------------------------------------
Wyeth                                               5,800       256,012
=======================================================================
                                                              4,356,884
=======================================================================

PROPERTY & CASUALTY INSURANCE-4.11%

ACE Ltd. (Cayman Islands)                          13,300       478,800
-----------------------------------------------------------------------
Chubb Corp. (The)                                   5,700       380,817
-----------------------------------------------------------------------
MBIA Inc.                                           7,200       429,192
-----------------------------------------------------------------------
SAFECO Corp.                                       13,500       495,450
-----------------------------------------------------------------------
St. Paul Cos., Inc. (The)                           6,900       263,097
=======================================================================
                                                              2,047,356
=======================================================================

PUBLISHING-1.14%

McGraw-Hill Cos., Inc. (The)                        8,500       569,075
=======================================================================

REAL ESTATE-0.75%

Developers Diversified Realty Corp.                13,000       375,700
=======================================================================

REGIONAL BANKS-1.64%

Cullen/Frost Bankers, Inc.                         12,900       500,004
-----------------------------------------------------------------------
KeyCorp                                            11,300       319,225
=======================================================================
                                                                819,229
=======================================================================

RESTAURANTS-1.31%

Outback Steakhouse, Inc.                           15,500       651,000
=======================================================================

SEMICONDUCTORS-1.09%

Intel Corp.                                        16,400       542,020
=======================================================================

                                                              MARKET
                                                 SHARES        VALUE
-----------------------------------------------------------------------

SOFT DRINKS-1.72%

Coca-Cola Co. (The)                                 5,900   $   273,760
-----------------------------------------------------------------------
PepsiCo, Inc.                                      12,200       583,404
=======================================================================
                                                                857,164
=======================================================================

SYSTEMS SOFTWARE-1.25%

Microsoft Corp.                                    23,800       622,370
=======================================================================

THRIFTS & MORTGAGE FINANCE-2.49%

Fannie Mae                                         11,100       795,759
-----------------------------------------------------------------------
MGIC Investment Corp.                               8,700       446,397
=======================================================================
                                                              1,242,156
=======================================================================

TOBACCO-1.53%

Altria Group, Inc.                                 16,400       762,600
=======================================================================
  Total Common Stocks & Other Equity
    Interests (Cost $41,095,808)                             45,995,419
=======================================================================

                                               PRINCIPAL
                                                 AMOUNT

BONDS & NOTES-2.00%

AEROSPACE & DEFENSE-0.17%

Lockheed Martin Corp.-Series A, Medium Term
  Notes, 8.66%, 11/30/06                       $   75,000        86,305
=======================================================================

BROADCASTING & CABLE TV-0.22%

TCI Communications, Inc., Medium Term Notes,
  8.35%, 02/15/05                                 100,000       107,152
=======================================================================

CONSUMER FINANCE-0.22%

Household Finance Corp., Sr. Unsec. Global
  Notes, 8.00%, 05/09/05                          100,000       109,067
=======================================================================

ELECTRIC UTILITIES-0.35%

Kansas City Power & Light Co., Sr. Unsec.
  Notes, 7.13%, 12/15/05                          160,000       175,547
=======================================================================

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
INTEGRATED TELECOMMUNICATION SERVICES-0.33%

Deutsche Telekom International Finance B.V.
  (Netherlands), Unsec. Gtd. Unsub. Global
  Bonds,
  8.25%, 06/15/05                              $   50,000   $    54,676
-----------------------------------------------------------------------
SBC Communications Capital Corp.-Series D,
  Medium Term Notes, 7.11%, 08/14/06              100,000       111,751
=======================================================================
                                                                166,427
=======================================================================

INVESTMENT BANKING & BROKERAGE-0.23%

Bear Stearns Cos. Inc. (The), Sr. Unsec.
  Notes, 7.00%, 03/01/07                          100,000       111,848
=======================================================================

OIL & GAS EXPLORATION & PRODUCTION-0.28%

Anadarko Petroleum Corp. (Canada), Unsec.
  Yankee Deb., 7.38%, 05/15/06                    125,000       139,348
=======================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-0.20%

General Electric Capital Corp.-Series A,
  Medium Term Global Notes, 2.85%, 01/30/06       100,000       101,057
=======================================================================
    Total Bonds & Notes (Cost $990,190)                         996,751
=======================================================================

                                                 SHARES

MONEY MARKET FUNDS-6.49%

STIC Liquid Assets Portfolio(a)                 1,615,482     1,615,482
-----------------------------------------------------------------------
STIC Prime Portfolio(a)                         1,615,482     1,615,482
=======================================================================
    Total Money Market Funds (Cost
      $3,230,964)                                             3,230,964
=======================================================================
TOTAL INVESTMENTS-100.84% (Cost $45,316,962)                 50,223,134
=======================================================================
OTHER ASSETS LESS LIABILITIES-(0.84%)                          (418,309)
=======================================================================
NET ASSETS-100.00%                                          $49,804,825
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR     - American Depositary Receipt
Deb.    - Debentures
Gtd.    - Guaranteed
Sr.     - Senior
Unsec.  - Unsecured
Unsub.  - Unsubordinated

Notes to Schedule of Investments:

(a) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2003

ASSETS:

Investments, at market value (cost
  $42,085,998)                                  $46,992,170
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $3,230,964)                               3,230,964
-----------------------------------------------------------
Receivables for:
  Investments sold                                   32,920
-----------------------------------------------------------
  Fund shares sold                                  403,841
-----------------------------------------------------------
  Dividends and interest                             82,361
-----------------------------------------------------------
  Amount due from advisor                            25,338
-----------------------------------------------------------
Investment for deferred compensation plan             5,385
-----------------------------------------------------------
Other assets                                         27,154
===========================================================
     Total assets                                50,800,133
___________________________________________________________
===========================================================


LIABILITIES:

Payables for:
  Investments purchased                             869,331
-----------------------------------------------------------
  Fund shares reacquired                             36,189
-----------------------------------------------------------
  Deferred compensation plan                          5,385
-----------------------------------------------------------
Accrued distribution fees                            28,296
-----------------------------------------------------------
Accrued trustees' fees                                  591
-----------------------------------------------------------
Accrued transfer agent fees                          14,335
-----------------------------------------------------------
Accrued operating expenses                           41,181
===========================================================
     Total liabilities                              995,308
===========================================================
Net assets applicable to shares outstanding     $49,804,825
___________________________________________________________
===========================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                   $45,572,412
-----------------------------------------------------------
Undistributed net investment income (loss)           (3,386)
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies
  and option contracts                             (670,387)
-----------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies               4,906,186
===========================================================
                                                $49,804,825
___________________________________________________________
===========================================================


NET ASSETS:

Class A                                         $22,374,504
___________________________________________________________
===========================================================
Class B                                         $21,582,034
___________________________________________________________
===========================================================
Class C                                         $ 5,848,287
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           2,180,187
___________________________________________________________
===========================================================
Class B                                           2,121,810
___________________________________________________________
===========================================================
Class C                                             575,748
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                     $     10.26
-----------------------------------------------------------
  Offering price per share:
     (Net asset value of $10.26 divided by
       94.50%)                                  $     10.86
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per share  $     10.17
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per share  $     10.16
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the year ended October 31, 2003

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $3,963)          $  571,931
------------------------------------------------------------------------
Dividends from affiliated money market funds                      30,052
------------------------------------------------------------------------
Interest                                                          20,050
========================================================================
    Total investment income                                      622,033
========================================================================

EXPENSES:

Advisory fees                                                    215,768
------------------------------------------------------------------------
Administrative services fees                                      50,000
------------------------------------------------------------------------
Custodian fees                                                    20,888
------------------------------------------------------------------------
Distribution fees:
  Class A                                                         45,341
------------------------------------------------------------------------
  Class B                                                        128,716
------------------------------------------------------------------------
  Class C                                                         29,430
------------------------------------------------------------------------
Transfer agent fees                                               98,940
------------------------------------------------------------------------
Trustees' fees                                                     8,802
------------------------------------------------------------------------
Registration and filing fees                                      46,087
------------------------------------------------------------------------
Other                                                             68,290
========================================================================
    Total expenses                                               712,262
========================================================================
Less: Fees waived and expense offset arrangements               (175,536)
========================================================================
    Net expenses                                                 536,726
========================================================================
Net investment income                                             85,307
========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                         (471,997)
------------------------------------------------------------------------
  Foreign currencies                                                 694
------------------------------------------------------------------------
  Option contracts written                                         7,791
========================================================================
                                                                (463,512)
========================================================================
Change in net unrealized appreciation of:
  Investment securities                                        6,127,064
------------------------------------------------------------------------
  Foreign currencies                                                  14
========================================================================
                                                               6,127,078
========================================================================
Net gain from investment securities, foreign currencies and
  option contracts                                             5,663,566
========================================================================
Net increase in net assets resulting from operations          $5,748,873
________________________________________________________________________
========================================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the year ended October 31, 2003 and the period December 31, 2001 (date operations commenced) through October 31, 2002

                                                                 2003           2002
----------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $    85,307    $   (40,975)
----------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and option contracts                      (463,512)      (206,181)
----------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, and foreign currencies               6,127,078     (1,220,892)
========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 5,748,873     (1,468,048)
========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                         (67,755)            --
----------------------------------------------------------------------------------------
  Class B                                                         (14,134)            --
----------------------------------------------------------------------------------------
  Class C                                                          (3,436)            --
========================================================================================
  Decrease in net assets resulting from distributions             (85,325)            --
========================================================================================
Share transactions-net:
  Class A                                                      11,899,583      8,520,795
----------------------------------------------------------------------------------------
  Class B                                                      12,028,596      7,728,359
----------------------------------------------------------------------------------------
  Class C                                                       4,163,744      1,268,248
========================================================================================
    Net increase in net assets resulting from share
     transactions                                              28,091,923     17,517,402
========================================================================================
    Net increase in net assets                                 33,755,471     16,049,354
========================================================================================

NET ASSETS:

  Beginning of year                                            16,049,354             --
========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(3,386) and $(2,049) for 2003 and 2002,
    respectively)                                             $49,804,825    $16,049,354
________________________________________________________________________________________
========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Diversified Dividend Fund (the "Fund"), formerly AIM Large Cap Core Equity Fund, (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's primary investment objective is growth of capital with a secondary objective of current income. Each company listed in the Schedule of Investments is organized in the United States unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Market trends, movement in exchange traded funds and ADRs, and the bid/ask quotes of brokers and information providers may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

H. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $1 billion of the Fund's average daily net assets, plus 0.70% of the Fund's next $1 billion of average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $2 billion. AIM has contractually agreed to waive fees and/or reimburse expenses for Class A, Class B and Class C shares to the extent necessary to limit the total fund operating expenses of Class A to 1.50%. AIM has voluntarily agreed to waive fees and/or reimburse expenses (excluding interest, taxes, fund merger and reorganization expenses, extraordinary items, including other items designated as such by the Board of Trustees and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares to the extent necessary to limit the total fund operating expenses to 1.00%, 1.65% and 1.65%, respectively. Voluntary fee waivers or reimbursements may be modified or discontinued at any time without further notice to investors. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested. For the year ended October 31, 2003, AIM waived fees of $175,090.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2003, AIM was paid $50,000 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2003, AISI retained $55,029 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, AIM Distributors may pay a service fee up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended October 31, 2003, the Class A,

Class B and Class C shares paid $45,341, $128,716 and $29,430, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2003, AIM Distributors retained $36,213 in front-end sales commissions from the sale of Class A shares and $1, $0 and $592 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--EXPENSE OFFSET ARRANGEMENTS

For the year ended October 31, 2003, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $436 and reductions in custodian fees of $10 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $446.


NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. Certain former Trustees also participate in a retirement plan and receive benefits under such plan.

    During the year ended October 31, 2003, the Fund paid legal fees of $2,202 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    Effective June 26, 2003, the Fund became a participant in an uncommitted unsecured revolving line of credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or
(ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the reporting period, the Fund was a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the line of credit could borrow on a first come, first served basis. The funds which were party to the line of credit were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed line of credit facility expired May 20, 2003.

    During the year ended October 31, 2003, the Fund did not borrow or lend under the interfund lending facility or borrow under either the uncommitted unsecured revolving line of credit facility or the committed line of credit facility.

    Additionally the Fund is permitted to carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6--OPTION CONTRACTS WRITTEN

              TRANSACTIONS DURING THE PERIOD
----------------------------------------------------------
                                    CALL OPTION CONTRACTS
                                    ----------------------
                                    NUMBER OF     PREMIUMS
                                    CONTRACTS     RECEIVED
----------------------------------------------------------
Beginning of year                        --       $     --
----------------------------------------------------------
Written                                 152         16,170
----------------------------------------------------------
Closed                                 (122)       (11,235)
----------------------------------------------------------
Exercised                               (30)        (4,935)
==========================================================
End of year                              --       $     --
__________________________________________________________
==========================================================

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

The tax character of distributions paid during the year ended October 31, 2003 and the period December 31, 2002 (date operations commenced) through October 31, 2002 was as follows:

                                           2003       2002
------------------------------------------------------------
Distributions paid from ordinary income   $85,325    $    --
____________________________________________________________
============================================================

Tax Components of Net Assets:

As of October 31, 2003, the components of net assets on a tax basis were as follows:

Undistributed ordinary income                   $     2,512
-----------------------------------------------------------
Unrealized appreciation -- investments            4,647,216
-----------------------------------------------------------
Temporary book/tax differences                       (5,898)
-----------------------------------------------------------
Capital loss carryforward                          (411,417)
-----------------------------------------------------------
Shares of beneficial interest                    45,572,412
===========================================================
Total net assets                                $49,804,825
___________________________________________________________
===========================================================

    The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable to the tax deferral of losses on wash sales. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $14.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                              CAPITAL LOSS
EXPIRATION                                    CARRYFORWARD
----------------------------------------------------------
October 31, 2010                                $154,832
----------------------------------------------------------
October 31, 2011                                 256,585
==========================================================
Total capital loss carryforward                 $411,417
__________________________________________________________
==========================================================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2003 was $47,211,158 and $19,032,484, respectively.

          UNREALIZED APPRECIATION (DEPRECIATION)
          OF INVESTMENT SECURITIES ON A TAX BASIS
-----------------------------------------------------------
Aggregate unrealized appreciation of investment
  securities                                     $4,991,861
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                            (344,659)
===========================================================
Net unrealized appreciation of investment
  securities                                     $4,647,202
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $45,575,932.


NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of stock issuance costs and foreign currencies transactions on October 31, 2003, undistributed net investment income (loss) was decreased by $1,319 undistributed net realized gains (losses) decreased by $694 and shares of beneficial interest increased by $2,013. This reclassification had no effect on the net assets of the Fund.

NOTE 10--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Under some circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                          CHANGES IN SHARES OUTSTANDING
------------------------------------------------------------------------------------------------------------------
                                                                                             DECEMBER 31, 2001
                                                                                              (DATE OPERATIONS
                                                                     YEAR ENDED                COMMENCED) TO
                                                                    OCTOBER 31,                 OCTOBER 31,
                                                                        2003                        2002
                                                              ------------------------    ------------------------
                                                               SHARES        AMOUNT        SHARES        AMOUNT
------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                     2,036,155    $18,695,942    1,167,599    $10,833,949
------------------------------------------------------------------------------------------------------------------
  Class B                                                     1,811,612     16,607,284      976,016      9,080,411
------------------------------------------------------------------------------------------------------------------
  Class C                                                       599,285      5,518,092      158,298      1,525,564
==================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                         6,293         61,880           --             --
------------------------------------------------------------------------------------------------------------------
  Class B                                                         1,275         12,449           --             --
------------------------------------------------------------------------------------------------------------------
  Class C                                                           324          3,166           --             --
==================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        71,889        675,552        2,855         25,596
------------------------------------------------------------------------------------------------------------------
  Class B                                                       (72,485)      (675,552)      (2,981)       (25,596)
==================================================================================================================
Reacquired:
  Class A                                                      (834,757)    (7,533,791)    (269,847)    (2,338,750)
------------------------------------------------------------------------------------------------------------------
  Class B                                                      (439,212)    (3,915,585)    (152,415)    (1,326,456)
------------------------------------------------------------------------------------------------------------------
  Class C                                                      (152,851)    (1,357,514)     (29,308)      (257,316)
==================================================================================================================
                                                              3,027,528    $28,091,923    1,850,217    $17,517,402
__________________________________________________________________________________________________________________
==================================================================================================================

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                            CLASS A
                                                              -----------------------------------
                                                                                DECEMBER 31, 2001
                                                                                (DATE OPERATIONS
                                                              YEAR ENDED          COMMENCED) TO
                                                              OCTOBER 31,          OCTOBER 31,
                                                                 2003                 2002
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $  8.70              $ 10.00
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     0.06(a)             (0.03)(a)
-------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    1.54                (1.27)
=================================================================================================
    Total from investment operations                               1.60                (1.30)
=================================================================================================
Less dividends from net investment income                         (0.04)                  --
=================================================================================================
Net asset value, end of period                                  $ 10.26              $  8.70
_________________________________________________________________________________________________
=================================================================================================
Total return(b)                                                   18.39%              (13.00)%
_________________________________________________________________________________________________
=================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $22,375              $ 7,834
_________________________________________________________________________________________________
=================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 1.51%(c)             1.75%(d)
-------------------------------------------------------------------------------------------------
  Without fee waivers                                              2.12%(c)             4.26%(d)
=================================================================================================
Ratio of net investment income (loss) to average net assets        0.65%(c)            (0.34)%(d)
_________________________________________________________________________________________________
=================================================================================================
Portfolio turnover rate(e)                                           72%                  42%
_________________________________________________________________________________________________
=================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $12,954,421.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                            CLASS B
                                                                --------------------------------
                                                                               DECEMBER 31, 2001
                                                                               (DATE OPERATIONS
                                                                YEAR ENDED       COMMENCED) TO
                                                                OCTOBER 31,       OCTOBER 31,
                                                                   2003              2002
------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $  8.65           $ 10.00
------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       0.00(a)          (0.08)(a)
------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                      1.53             (1.27)
================================================================================================
    Total from investment operations                                 1.53             (1.35)
================================================================================================
Less dividends from net investment income                           (0.01)               --
================================================================================================
Net asset value, end of period                                    $ 10.17           $  8.65
________________________________________________________________________________________________
================================================================================================
Total return(b)                                                     17.67%           (13.50)%
________________________________________________________________________________________________
================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $21,582           $ 7,100
________________________________________________________________________________________________
================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                   2.16%(c)          2.40%(d)
------------------------------------------------------------------------------------------------
  Without fee waivers                                                2.77%(c)          4.91%(d)
================================================================================================
Ratio of net investment income (loss) to average net assets          0.00%(c)         (0.99)%(d)
________________________________________________________________________________________________
================================================================================================
Portfolio turnover rate(e)                                             72%               42%
________________________________________________________________________________________________
================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $12,871,589.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                            CLASS C
                                                              -----------------------------------
                                                                                DECEMBER 31, 2001
                                                                                (DATE OPERATIONS
                                                              YEAR ENDED          COMMENCED) TO
                                                              OCTOBER 31,          OCTOBER 31,
                                                                 2003                 2002
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 8.65               $ 10.00
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    0.00(a)              (0.08)(a)
-------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.52                 (1.27)
=================================================================================================
    Total from investment operations                              1.52                 (1.35)
=================================================================================================
Less dividends from net investment income                        (0.01)                   --
=================================================================================================
Net asset value, end of period                                  $10.16               $  8.65
_________________________________________________________________________________________________
=================================================================================================
Total return(b)                                                  17.55%               (13.50)%
_________________________________________________________________________________________________
=================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $5,848               $ 1,116
_________________________________________________________________________________________________
=================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                2.16%(c)              2.40%(d)
-------------------------------------------------------------------------------------------------
  Without fee waivers                                             2.77%(c)              4.91%(d)
=================================================================================================
Ratio of net investment income (loss) to average net assets       0.00%(c)             (0.99)%(d)
_________________________________________________________________________________________________
=================================================================================================
Portfolio turnover rate(e)                                          72%                   42%
_________________________________________________________________________________________________
=================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $2,943,032.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 12--SUBSEQUENT EVENTS

Your Fund's investment advisor, A I M Advisors, Inc. ("AIM") is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("INVESCO"), was, until recently, the investment advisor to the INVESCO Funds.

  On December 2, 2003, each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against INVESCO and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of INVESCO. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group, Inc., the parent company of AIM, and he also holds the position of Senior Vice President with AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against INVESCO. Neither your Fund nor any of the funds in the AIM Family of Funds(R), which includes the INVESCO Funds (the "Funds") has been named as a defendant in any of these proceedings.

  The SEC proceeding alleges that INVESCO failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that INVESCO had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG proceeding is also based on the circumstances described above. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief.

  The Colorado proceeding is also based on the circumstances described above. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

  If INVESCO is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Similarly, if Mr. Cunningham is unsuccessful in his defense of these proceedings, he could be barred from serving as an officer or director of any registered investment company. Such results could also affect the ability of AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including your Fund. Your Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as your Fund's investment advisor. There can be no assurance that such exemptive relief will be granted.

  AIM has received inquiries from the SEC, the NASD, Inc., the NYAG and the Secretary of the Commonwealth of Massachusetts with respect to market timing, late trading, fair value pricing and other similar issues and AIM has been providing full cooperation with respect to these inquiries.

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against certain Funds, INVESCO, AIM, AMVESCAP and certain related parties, primarily based upon the allegations in the complaints described above, but also regarding the funds' fair valuation pricing methodology. Such lawsuits allege a variety of theories for recovery including, but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and
(iii) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; interest and the payment of attorneys' and experts' fees. Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Funds, INVESCO, AIM, AMVESCAP and related parties in the future.

  As a result of these developments, investors in the Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of these matters described above may have on the Fund or AIM's financial condition.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of AIM Diversified Dividend Fund
And Board of Trustees of AIM Equity Funds:



We have audited the accompanying statement of assets and liabilities of AIM Diversified Dividend Fund (a portfolio of AIM Equity Funds), including the schedule of investments, as of October 31, 2003, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Diversified Dividend Fund as of October 31, 2003, the results of its operations for the year then ended, and the statements of changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Houston, Texas                                             /s/ ERNST & YOUNG LLP
December 16, 2003

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Equity Funds, a Delaware statutory trust, was held on October 21, 2003. The meeting was held for the following purpose:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph.D. and Mark H. Williamson.

The results of the voting on the above matters were as follows:

                                                                      WITHHOLDING
      DIRECTORS/MATTER                                VOTES FOR        AUTHORITY
---------------------------------------------------------------------------------
(1)*  Bob R. Baker.................................  983,597,298      14,109,942
      Frank S. Bayley..............................  983,595,385      14,111,855
      James T. Bunch...............................  983,970,384      13,736,856
      Bruce L. Crockett............................  983,967,974      13,739,266
      Albert R. Dowden.............................  983,892,850      13,814,390
      Edward K. Dunn, Jr...........................  983,672,087      14,035,153
      Jack M. Fields...............................  983,987,281      13,719,959
      Carl Frischling..............................  983,352,244      14,354,996
      Robert H. Graham.............................  983,794,290      13,912,950
      Gerald J. Lewis..............................  983,317,525      14,389,715
      Prema Mathai-Davis...........................  983,676,086      14,031,154
      Lewis F. Pennock.............................  983,703,651      14,003,589
      Ruth H. Quigley..............................  983,356,521      14,350,719
      Louis S. Sklar...............................  983,812,619      13,894,621
      Larry Soll, Ph.D.............................  983,820,425      13,886,815
      Mark H. Williamson...........................  983,676,844      14,030,396

* Proposal required approval by a combined vote of all the portfolios of AIM Equity Funds

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of January 1, 2003

The address of each trustee and officer of AIM Equity Funds (the "Trust") is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 132 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement, or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER       PRINCIPAL OCCUPATION(S)
TRUST                              SINCE            DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------

  INTERESTED PERSONS
----------------------------------------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946      1988             Director and Chairman, A I M Management Group Inc.
  Trustee, Chairman and                             (financial services holding company); and Director and Vice
  President                                         Chairman, AMVESCAP PLC and Chairman of AMVESCAP PLC -- AIM
                                                    Division (parent of AIM and a global investment management firm)
                                                    Formerly: President and Chief Executive Officer, A I M
                                                    Management Group Inc.; Director, Chairman and President,
                                                    A I M Advisors, Inc. (registered investment advisor); and
                                                    Director and Chairman, A I M Capital Management, Inc.
                                                    (registered investment advisor), A I M Distributors, Inc.
                                                    (registered broker dealer), AIM Investment Services, Inc.,
                                                    (registered transfer agent), and Fund Management Company
                                                    (registered broker dealer); and Chief Executive Officer,
                                                    AMVESCAP PLC -- Managed Products
----------------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951    2003             Director, President and Chief Executive Officer, A I M
  Trustee and Executive Vice                        Management Group Inc. (financial services holding company);
  President                                         Director, Chairman and President, A I M Advisors, Inc.
                                                    (registered investment advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment advisor) and A I M
                                                    Distributors, Inc. (registered broker dealer); Director and
                                                    Chairman, AIM Investment Services, Inc. (registered transfer agent); and Fund Management Company (registered broker
                                                    dealer); and Chief Executive Officer, AMVESCAP PLC -- AIM
                                                    Division (parent of AIM and a global investment management firm)
                                                    Formerly: Director, Chairman, President and Chief Executive
                                                    Officer, INVESCO Funds Group, Inc. and INVESCO Distributors,
                                                    Inc.; Chief Executive Officer, AMVESCAP PLC -- Managed
                                                    Products; Chairman and Chief Executive Officer of
                                                    NationsBanc Advisors, Inc.; and Chairman of NationsBanc
                                                    Investments, Inc.
----------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------
  Bob R. Baker(3) -- 1936          2003             Consultant
  Trustee
                                                    Formerly: President and Chief Executive Officer, AMC Cancer
                                                    Research Center; and Chairman and Chief Executive Officer,
                                                    First Columbia Financial Corporation
----------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939          2001             Of Counsel, law firm of Baker & McKenzie
  Trustee
----------------------------------------------------------------------------------------------------------------
  James T. Bunch(3) -- 1942        2003             Co-President and Founder, Green, Manning & Bunch Ltd.,
  Trustee                                           (investment banking firm); and Director, Policy Studies,
                                                    Inc. and Van Gilder Insurance Corporation
                                                    Formerly: General Counsel and Director, Boettcher & Co.; and
                                                    Chairman and Managing Partner, law firm of Davis, Graham &
                                                    Stubbs
----------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944        1993             Chairman, Crockett Technology Associates (technology
  Trustee                                           consulting company)
----------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941         2000             Director of a number of public and private business
  Trustee                                           corporations, including the Boss Group Ltd. (private
                                                    investment and management) and Magellan Insurance Company
                                                    Formerly: Director, President and Chief Executive Officer,
                                                    Volvo Group North America, Inc.; Senior Vice President, AB
                                                    Volvo; and director of various affiliated Volvo Group
                                                    companies
----------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935      1998             Formerly: Chairman, Mercantile Mortgage Corp.; President and
  Trustee                                           Chief Operating Officer, Mercantile-Safe Deposit & Trust
                                                    Co.; and President, Mercantile Bankshares Corp.
----------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952           1997             Chief Executive Officer, Twenty First Century Group, Inc.
  Trustee                                           (government affairs company) and Texana Timber LP
----------------------------------------------------------------------------------------------------------------

NAME, YEAR OF BIRTH AND
POSITION(S) HELD WITH THE         OTHER DIRECTORSHIP(S)
TRUST                             HELD BY TRUSTEE
--------------------------------  ----------------------

  INTERESTED PERSONS
-------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946     None
  Trustee, Chairman and
  President
------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951   Director and Chairman,
  Trustee and Executive Vice      INVESCO Bond Funds,
  President                       Inc., INVESCO
                                  Combination Stock &
                                  Bond Funds, Inc.,
                                  INVESCO Counselor
                                  Series Funds, Inc.,
                                  INVESCO International
                                  Funds, Inc., INVESCO
                                  Manager Series Funds,
                                  Inc., INVESCO Money
                                  Market Funds, Inc.,
                                  INVESCO Sector Funds,
                                  Inc., INVESCO Stock
                                  Funds, Inc., INVESCO
                                  Treasurer's Series
                                  Funds, Inc. and
                                  INVESCO Variable
                                  Investment Funds, Inc.
----------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------
  Bob R. Baker(3) -- 1936         None
  Trustee
----------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939         Badgley Funds, Inc.
  Trustee                         (registered investment
                                  company)
----------------------------------------------------------------------------------------------------------------
  James T. Bunch(3) -- 1942       None
  Trustee
----------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944       ACE Limited (insurance
  Trustee                         company); and
                                  Captaris, Inc.
                                  (unified messaging
                                  provider)
----------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941        Cortland Trust, Inc.
  Trustee                         (Chairman) (registered
                                  investment company);
                                  Annuity and Life Re
                                  (Holdings), Ltd.
                                  (insurance company)
----------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935     None
  Trustee
----------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952          Administaff
  Trustee
----------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust. Mr. Williamson became Executive Vice President of the Trust on March 4, 2003.

(3) Elected trustee of the Trust on October 21, 2003.

As of January 1, 2003

The address of each trustee and officer of AIM Equity Funds (the "Trust") is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 132 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement, or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND             TRUSTEE AND/       PRINCIPAL OCCUPATION(S)
POSITION(S) HELD WITH THE TRUST     OR OFFICER SINCE   DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937           1988               Partner, law firm of Kramer Levin Naftalis and Frankel LLP
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Gerald J. Lewis(3) -- 1933        2003               Chairman, Lawsuit Resolution Services (San Diego,
  Trustee                                              California)
                                                       Formerly: Associate Justice of the California Court of
                                                       Appeals
-------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950        1998               Formerly: Chief Executive Officer, YWCA of the USA
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942          1988               Partner, law firm of Pennock & Cooper
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935           2001               Retired
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939            1989               Executive Vice President, Development and Operations Hines
  Trustee                                              Interests Limited Partnership (real estate development
                                                       company)
-------------------------------------------------------------------------------------------------------------------
  Larry Soll, Ph.D.(3) -- 1942      2003               Retired
  Trustee
-------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome(4) -- 1956        2003               Director, Senior Vice President, Secretary and General
  Senior Vice President                                Counsel, A I M Management Group Inc. (financial services
                                                       holding company) and A I M Advisors, Inc.; Vice President,
                                                       A I M Capital Management, Inc., A I M Distributors, Inc. and
                                                       AIM Investment Services, Inc.; and Director, Vice President
                                                       and General Counsel, Fund Management Company
                                                       Formerly: Senior Vice President and General Counsel, Liberty
                                                       Financial Companies, Inc.; and Senior Vice President and
                                                       General Counsel, Liberty Funds Group, LLC
-------------------------------------------------------------------------------------------------------------------
  Gary T. Crum(5) -- 1947           1988               Director, Chairman and Director of Investments, A I M
  Senior Vice President                                Capital Management, Inc.; Director and Executive Vice
                                                       President, A I M Management Group Inc.; Director and Senior
                                                       Vice President, A I M Advisors, Inc.; and Director, A I M
                                                       Distributors, Inc. and AMVESCAP PLC
                                                       Formerly: Chief Executive Officer and President, A I M
                                                       Capital Management Inc.
-------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955            2002               Managing Director and Chief Research Officer -- Fixed
  Vice President                                       Income, A I M Capital Management, Inc.; and Vice President,
                                                       A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Melville B. Cox -- 1943           1992               Vice President and Chief Compliance Officer, A I M Advisors,
  Vice President                                       Inc. and A I M Capital Management, Inc.; and Vice President,
                                                       AIM Investment Services, Inc.
-------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen(5) -- 1940        1999               Vice President, A I M Advisors, Inc., and President, Chief
  Vice President                                       Executive Officer and Chief Investment Officer, A I M
                                                       Capital Management, Inc.
-------------------------------------------------------------------------------------------------------------------
  Dana R. Sutton -- 1959            1988               Vice President and Fund Treasurer, A I M Advisors, Inc.
  Vice President and Treasurer
-------------------------------------------------------------------------------------------------------------------

NAME, YEAR OF BIRTH AND            OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    HELD BY TRUSTEE
---------------------------------  ----------------------

  Carl Frischling -- 1937          Cortland Trust, Inc.
  Trustee                          (registered investment
                                   company)
--------------------------------------------------------------------------------
  Gerald J. Lewis(3) -- 1933       General Chemical
  Trustee                          Group, Inc.,
                                   Wheelabrator
                                   Technologies, Inc.
                                   (waste management
                                   company), Fisher
                                   Scientific, Inc.,
                                   Henley Manufacturing,
                                   Inc. (laboratory
                                   supplies), and
                                   California Coastal
                                   Properties, Inc.
-------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950       None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942         None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935          None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939           None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Larry Soll, Ph.D.(3) -- 1942     None
  Trustee
-------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome(4) -- 1956       N/A
  Senior Vice President
-------------------------------------------------------------------------------------------------------------------
  Gary T. Crum(5) -- 1947          N/A
  Senior Vice President
-------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955           N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Melville B. Cox -- 1943          N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen(5) -- 1940       N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Dana R. Sutton -- 1959           N/A
  Vice President and Treasurer
-------------------------------------------------------------------------------------------------------------------

(3) Elected trustee of the Trust on October 21, 2003.
(4) Mr. Carome became Senior Vice President of the Trust on May 13, 2003.
(5) Information is current as of January 10, 2003.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND              INVESTMENT ADVISOR              DISTRIBUTOR                     AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.            A I M Distributors, Inc.        Ernst & Young LLP
Suite 100                       11 Greenway Plaza               11 Greenway Plaza               5 Houston Center
Houston, TX 77046               Suite 100                       Suite 100                       1401 McKinney, Suite 1200
                                Houston, TX 77046               Houston, TX 77046-1173          Houston, TX 77010-4035

COUNSEL TO THE FUND             COUNSEL TO THE TRUSTEES         TRANSFER AGENT                  CUSTODIAN
Ballard Spahr                   Kramer, Levin, Naftalis &       AIM Investment Services, Inc.   State Street Bank and
Andrews & Ingersoll, LLP        Frankel LLP                     P.O. Box 4739                   Trust Company
1735 Market Street              919 Third Avenue                Houston, TX 77210-4739          225 Franklin Street
Philadelphia, PA 19103          New York, NY 10022-3852                                         Boston, MA 02110

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended October 31, 2003, 100.00% is eligible for the dividends received deduction for corporations.

For its tax year ended October 31, 2003, the Fund designates 100.00%, or the maximum amount allowable, of its dividend distributions as qualified dividend income. The actual amount for the calendar year will be designated in the Fund's year end tax statement.

       DOMESTIC EQUITY                                 INTERNATIONAL/GLOBAL EQUITY                        FIXED INCOME

AIM Aggressive Growth Fund                      AIM Asia Pacific Growth Fund                    TAXABLE
AIM Balanced Fund*                              AIM Developing Markets Fund
AIM Basic Balanced Fund*                        AIM European Growth Fund                        AIM Floating Rate Fund
AIM Basic Value Fund                            AIM European Small Company Fund                 AIM High Yield Fund
AIM Blue Chip Fund                              AIM Global Aggressive Growth Fund               AIM Income Fund
AIM Capital Development Fund                    AIM Global Growth Fund                          AIM Intermediate Government Fund
AIM Charter Fund                                AIM Global Trends Fund                          AIM Limited Maturity Treasury Fund
AIM Constellation Fund                          AIM Global Value Fund(4)                        AIM Money Market Fund
AIM Dent Demographic Trends Fund                AIM International Emerging Growth Fund          AIM Short Term Bond Fund
AIM Diversified Dividend Fund(1)                AIM International Growth Fund                   AIM Total Return Bond Fund
AIM Emerging Growth Fund                        AIM Trimark Fund                                INVESCO U.S. Government Money Fund
AIM Large Cap Basic Value Fund                  INVESCO International Core Equity Fund(5)
AIM Large Cap Growth Fund                                                                       TAX-FREE
AIM Libra Fund                                               SECTOR EQUITY
AIM Mid Cap Basic Value Fund                                                                    AIM High Income Municipal Fund
AIM Mid Cap Core Equity Fund                    AIM Global Health Care Fund                     AIM Municipal Bond Fund
AIM Mid Cap Growth Fund                         AIM Real Estate Fund                            AIM Tax-Exempt Cash Fund
AIM Opportunities I Fund                        INVESCO Advantage Health Sciences Fund          AIM Tax-Free Intermediate Fund
AIM Opportunities II Fund                       INVESCO Energy Fund
AIM Opportunities III Fund                      INVESCO Financial Services Fund
AIM Premier Equity Fund                         INVESCO Gold & Precious Metals Fund
AIM Select Equity Fund                          INVESCO Health Sciences Fund
AIM Small Cap Equity Fund(2)                    INVESCO Leisure Fund
AIM Small Cap Growth Fund(3)                    INVESCO Multi-Sector Fund
AIM Trimark Endeavor Fund                       INVESCO Technology Fund
AM Trimark Small Companies Fund                 INVESCO Utilities Fund
AIM Weingarten Fund
INVESCO Core Equity Fund
INVESCO Dynamics Fund
INVESCO Mid-Cap Growth Fund
INVESCO Small Company Growth Fund
INVESCO S&P 500 Index Fund
INVESCO Total Return Fund*

* Domestic equity and income fund

(1) Effective May 2, 2003, AIM Large Cap Core Equity Fund was renamed AIM Diversified Dividend Fund. (2) AIM Small Cap Equity Fund was closed to most investors on December 19, 2003. For information on who may continue to invest in AIM Small Cap Equity Fund, please contact your financial advisor. (3) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (4) Effective April 30, 2003, AIM Worldwide Spectrum Fund was renamed AIM Global Value Fund. (5) Effective November 24, 2003, INVESCO International Blue Chip Value Fund was renamed INVESCO International Core Equity Fund.

For more complete information about any AIM or INVESCO fund, including sales charges and expenses, ask your financial advisor for a prospectus. Please read it carefully before investing. If used after January 20, 2004, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $142 billion in assets for approximately 11 million shareholders, including individual investors, corporate clients and financial institutions. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $345 billion in assets under management. Data as of September 30, 2003.

                                                   AIMinvestments.com   DDI-AR-1

                                             YOUR GOALS. OUR SOLUTIONS.--Servicemark--
--------------------------------------------------------------------------------------
Mutual  Retirement  Annuities  College  Separately  Offshore   Alternative  Cash          [AIM INVESTMENTS LOGO APPEARS HERE]
Funds   Products               Savings  Managed     Products   Investments  Management                --Servicemark--
                               Plans    Accounts

                                                  AIM Large Cap Basic Value Fund
                                Annual Report to Shareholders o October 31, 2003






                                  [COVER IMAGE]






             YOUR GOALS. OUR SOLUTIONS.      [AIM INVESTMENTS LOGO APPEARS HERE]
                  --Servicemark--                       --Servicemark--

================================================================================
AIM LARGE CAP BASIC VALUE FUND SEEKS TO PROVIDE LONG-TERM GROWTH OF CAPITAL WITH A SECONDARY OBJECTIVE OF CURRENT INCOME.
================================================================================

ABOUT INFORMATION THROUGHOUT THIS REPORT:

o Unless otherwise stated, information       o Industry classifications used in this      CLASS B SHARES
presented is as of 10/31/03 and is based     report are generally according to the        Inception (8/1/00)                 -1.08%
on total net assets.                         Global Industry Classification Standard,     1 Year                             21.29
                                             which was developed by and is the
o AIM Large Cap Basic Value Fund's           exclusive property and a service mark of     CLASS C SHARES
performance figures are historical, and      Morgan Stanley Capital International Inc.    Inception (8/1/00)                 -0.12%
they reflect fund expenses, the              and Standard & Poor's.                       1 Year                             25.29
reinvestment of distributions, and
changes in net asset value.                  o The fund's investment return and           CLASS R SHARES*
                                             principal value will fluctuate, so an        Inception                           2.94%
o When sales charges are included in         investor's shares, when redeemed, may be     1 Year                             26.85
performance figures, Class A share           worth more or less than their original
performance reflects the maximum 5.50%       cost.                                        INVESTOR CLASS SHARES**
sales charge, and Class B and Class C                                                     Inception                           3.09%
share performance reflects the applicable    o The unmanaged Lipper Large-Cap Value       1 Year                             27.08
contingent deferred sales charge (CDSC)      Fund Index represents an average of the
for the period involved. The CDSC on         performance of the 30 largest                *The returns shown for these periods are
Class B shares declines from 5% beginning    large-capitalization value funds tracked     the blended returns of the historical
at the time of purchase to 0% at the         by Lipper, Inc., an independent mutual       performance of the fund's Class R shares
beginning of the seventh year. The CDSC      fund performance monitor.                    since their inception and the restated
on Class C shares is 1% for the first                                                     historical performance of the fund's
year after purchase. The performance of      o The unmanaged Russell 1000--Registered     Class A shares (for the periods prior to
the fund's share classes will differ due     Trademark-- Index represents the             inception of the Class R shares) at net
to different sales charge structures and     performance of the stocks of large-          asset value, adjusted to reflect the
class expenses.                              capitalization companies.                    higher Rule 12b-1 fees applicable to the
                                                                                          Class R shares. The inception date of
o Effective 9/30/03, Class B shares are      o The unmanaged Russell 1000--Registered     Class A shares is 6/30/99. The inception
not available as an investment for           Trademark-- Value Index is a subset of       date of the fund's Class R shares is
retirement plans maintained pursuant to      the unmanaged Russell 1000 Index, which      6/3/02.
Section 401 of the Internal Revenue          represents the performance of the stocks
Code, including 401(k) plans, money          of large-capitalization companies; the       **The returns for these periods are the
purchase pension plans and profit sharing    Value subset measures the performance of     blended returns of the historical
plans. Plans that have existing accounts     Russell 1000 companies with lower            performance of Investor Class shares
invested in Class B shares will continue     price/book ratios and lower forecasted       since their inception and the restated
to be allowed to make additional             growth values.                               historical performance of the fund's
purchases.                                                                                Class A shares (for periods prior to
                                             o The unmanaged Standard & Poor's            inception of the Investor Class shares)
o Investor Class shares are closed to        Composite Index of 500 Stocks (the S&P       at net asset value, adjusted to reflect
most investors. For more information on      500--Registered Trademark--) is an           the higher Rule 12b-1 fees applicable to
who may continue to invest in the            index of common stocks frequently used       Class A shares. Investor Class shares
Investor Class shares, please see the        as a general measure of U.S. stock           would have different returns because,
appropriate prospectus. Investor Class       market performance.                          although the shares are invested in the
shares are sold at net asset value, that                                                  same portfolio of securities, the
is, without a sales charge.                  o Bloomberg, Inc. is a well-known            Investor Class has a different expense
                                             independent financial research and           structure. The inception date of the
o Class R shares are available only to       reporting firm.                              fund's Class A shares is 6/30/99. The
certain retirement plans. Please see the                                                  inception date of the fund's Investor
prospectus for more information. They are    o A direct investment cannot be made in      Class shares is 9/30/03. Calculation of
sold at net asset value, that is, without    an index. Unless otherwise indicated,        returns as of 9/30/03 is the restated
up-front sales charges.                      index results include reinvested             historical performance of the fund's
                                             dividends, and they do not reflect sales     Class A shares as described.
o The fund may participate in the initial    charges. Performance of an index of funds
public offering (IPO) market in some         reflects fund expenses; performance of a     A DESCRIPTION OF THE POLICIES AND
market cycles. A significant portion of      market index does not.                       PROCEDURES THAT THE FUND USES TO
the fund's returns during certain periods                                                 DETERMINE HOW TO VOTE PROXIES RELATING
was attributable to its investments in       o In addition to returns as of the close     TO PORTFOLIO SECURITIES IS AVAILABLE
IPOs. These investments have a magnified     of the fiscal year, industry regulations     WITHOUT CHARGE, UPON REQUEST, BY CALLING
impact when the fund's asset base is         require us to provide average annual         800-959-4246, OR ON THE AIM WEB SITE,
relatively small. As the fund's assets       total returns (including sales charges)      AIMINVESTMENTS.COM.
grow, the impact of IPO investments will     for periods ended 9/30/03, the most
decline, which may reduce the effect of      recent calendar quarter-end.
IPO investments on the fund's total
return. For additional information           AVERAGE ANNUAL TOTAL RETURNS
regarding the impact of IPO investments      As of 9/30/03, including sales charges
on the fund's performance, please see the
fund's prospectus.                           CLASS A SHARES
                                             Inception (6/30/99)                 1.73%
                                             1 Year                             20.13


==========================================================================
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE                        This report may be distributed only to shareholders or
                                                                             to persons who have received a current prospectus of
                                                                             the fund.
==========================================================================

AIMinvestments.com

TO OUR SHAREHOLDERS

                    DEAR FELLOW SHAREHOLDER IN                   new policies and strengthened existing ones--to discourage
                    THE AIM FAMILY OF FUNDS--Registered          harmful short-term trading. These steps include:
                    Trademark--:
                                                                 o  Strengthening daily monitoring of trading activities.
[PHOTO OF           As you may be aware, there has been a
ROBERT H.           great deal of media coverage recently        o  Imposing redemption fees on additional funds we believe
GRAHAM]             about the mutual fund industry and              may be vulnerable to harmful short-term trading activity.
                    allegations of improper activities by
ROBERT H. GRAHAM    certain individuals and companies. As        o  Implementing an enhanced exchange policy (effective on or
                    part of these widespread investigations,        about March 1, 2004) designed to limit exchanges between
                    INVESCO Funds Group (IFG), the former           funds.
[PHOTO OF           adviser to certain INVESCO Funds, was
MARK H.             recently named as a defendant in separate    o  Employing an enhanced fair value pricing policy on certain
WILLIAMSON]         civil enforcement actions by the U.S.           foreign securities as well as certain illiquid securities.
                    Securities and Exchange Commission (SEC),
MARK H. WILLIAMSON  the Office of the New York Attorney             None of these tools alone, nor all of them taken together,
                    General and the State of Colorado over an    eliminate the possibility of short-term trading strategies
issue known as "market timing." A number of private class or     that may be detrimental to a fund. Moreover, each of these
derivative actions also were filed in the wake of the            tools involves judgments that are inherently subjective. We
regulators' actions.                                             have always sought and continue to seek to make these
                                                                 judgments to the best of our abilities and in a manner that
   Investors are understandably concerned and frustrated         we believe is consistent with the best interests of our fund
about these reports, and we would like to take this              shareholders. And we remain committed to being as vigilant as
opportunity to assure you that, based on an investigation        possible in the future to identify and address any harmful
conducted by an outside firm, IFG and its parent company,        market timing investors who have the potential to harm our
AMVESCAP PLC, believe that these civil actions are without       long-term fund shareholders.
merit. IFG is contesting the charges.
                                                                    We sincerely hope these developments and the media
   We encourage you to continue to monitor this situation,       coverage surrounding them do not result in you or other
particularly as IFG has the opportunity to address the           shareholders losing confidence in AIM or INVESCO Funds.
allegations that have been made. Current information will be     Amidst this storm of controversy in the mutual fund industry,
posted on our Web site at AIMinvestments.com. We will            we believe we can find encouragement in the recovering
continue to communicate to you on our Web site about our         economy and rising equity markets. As we write this letter,
finding, and the actions we are taking to protect and promote    for instance, the S&P 500(R) Index is up approximately 23%
the interests of our shareholders. The independent trustees      year-to-date. Although past performance is no guarantee of
of the funds are receiving regular reports from their            future results, there appear to be indicators that the
independent counsel and outside counsel hired by AMVESCAP        economy and stock markets are showing signs of welcomed
PLC, the parent of AIM and IFG, to perform an ongoing            improvement. We encourage you to read the enclosed discussion
investigation of market timing.                                  of your fund's performance during this past reporting period.

A COMPLEX ISSUE                                                  OUR UNWAVERING COMMITMENT

Market timing is an investment technique not defined in any      At AIM Investments, we have never wavered in our commitment
regulation that involves frequent short-term trading of          to helping you build solutions for your financial goals. Our
mutual fund shares, sometimes with a goal to exploit             company was founded on a core principle of integrity, and we
inefficiencies in the way mutual funds price their shares. We    have always worked hard to earn the trust of our
recognize that fund management companies have tried to deal      shareholders. We are committed to doing all we can to
with this complex issue in various ways and believe that         maintain your trust and confidence.
industry-wide guidance is in order. To that end, we welcome
SEC Chairman William Donaldson's pledge to adopt new rules          Thank you for your continued participation in AIM
designed to curb market timing abuses. Comprehensive             Investments. Please call your financial advisor or one of our
rulemaking is necessary and is the best way to establish new     Client Service representatives at 800-959-4246 if you have
industry responsibilities designed to protect shareholders.      any further questions or concerns about your AIM Investments
We support practical rule changes and structural                 account.
modifications that are fair, enforceable and, most
importantly, beneficial for investors.                           Sincerely,

   AIM Investments has policies in place designed to             /s/ ROBERT H. GRAHAM         /s/ MARK H. WILLIAMSON
identify, prevent and eliminate harmful trading or other         Robert H. Graham             Mark H. Williamson
activities deemed to be detrimental to the funds. We have        Chairman and President       President and CEO
also recently taken additional steps--implemented                The AIM Family of Funds     AIM Investments
                                                                 --Registered Trademark--

                                                                 December 18, 2003

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

                                                                                          sectors while telecommunication services,
                                                                                          consumer staples and health care were the
AIM LARGE CAP BASIC VALUE FUND                                                            weakest-performing sectors.
OUTPERFORMS BENCHMARKS
                                                                                             Small- and mid-cap stocks generally
AIM Large Cap Basic Value Fund finished      generally considered the broadest            outperformed large-cap stocks for the
the fiscal year ended October 31, 2003,      measure of economic activity, expanded       fiscal year. While the performance of
with total returns at net asset value of     at an annualized rate of 3.3% in the         large-cap growth and large-cap value
23.80% for Class A shares. (Returns for      second quarter and 8.2% in the third         stocks was similar, mid- and small-cap
other share classes are shown in the         quarter of 2003. As of the close of          growth stocks generally outperformed
table below.) These results exceeded the     the fiscal year, 405 companies in the        their value counterparts by wider
22.32% return of the Russell 1000 Index,     S&P 500 had reported third-quarter           margins.
which represents large-cap stocks. The       earnings. According to Bloomberg, a
fund also outperformed the broad U.S.        total of 65.4% of those companies            ======================================
stock market as represented by the S&P       reported earnings that exceeded                    WE CONTINUE TO FOLLOW
500 Index, which returned 20.79% for the     expectations, compared to 60.2% for
same period.                                 the third quarter of 2002. The job                   A LONG-TERM STRATEGY
                                             market remained weak, however, as the
MARKET CONDITIONS                            NATION'S unemployment rate stood at                       OF BUYING
                                             6.0% at the close of the reporting
Amid a backdrop of generally improving       period.                                         QUALITY COMPANIES SELLING AT A
economic conditions, the S&P 500,
frequently cited as a measure of the            For most of the fiscal year, the                 SUBSTANTIAL DISCOUNT
performance of the U.S. stock market in      Federal Reserve (the Fed) kept the
general, rose in November 2002, then fell    short-term federal funds rate at                  TO THEIR INTRINSIC VALUE.
over the next three months, dropping to      1.25%. On June 25, 2003, it lowered          ======================================
its lowest level for the fiscal year on      that rate to 1.00%, its lowest level
March 11, 2003. The index then rallied,      since 1958. At the time, the Fed said        YOUR FUND
posting a gain of 32.67% from its low on     it favored a more expansive monetary
March 11 through the end of the fiscal       policy because the economy had not yet       For the fiscal year as a whole, all
year.                                        exhibited sustainable growth.                sectors of the S&P 500 contributed
                                                                                          positively to fund performance except
   During this rally, the United States      All sectors of the S&P 500 recorded          utilities, in which the fund's
and its allies took military action          gains for the fiscal year. Information       specific stocks posted a modest loss
against Iraq and ousted the regime of        technology, materials and utilities          in the period. The largest positive
Saddam Hussein. The nation's gross           were the top-performing                      contributions
domestic product,



====================================================================================================================================
FUND VS. INDEXES                             TOTAL NUMBER OF HOLDINGS**             45     TOP 10 EQUITY HOLDINGS**
Total returns 10/31/02-10/31/03,             TOTAL NET ASSETS           $229.3 MILLION
excluding sales charges                                                                    1. Tyco International Ltd. (Bermuda) 3.9%

Class A Shares                     23.80%                                                  2. Citigroup Inc.                    3.9
                                             *The one-year return shown for Investor
Class B Shares                     22.93     Class shares is the blended return of         3. Waste Management, Inc.            3.4
                                             Investor Class shares since their
Class C Shares                     22.93     inception and the restated one-year           4. Fannie Mae                        3.3
                                             performance of the fund's Class A shares
Class R Shares                     23.48     at net asset value, adjusted to reflect       5. Computer Associates               3.1
                                             the higher Rule 12b-1 fees applicable to         International, Inc.
Investor Class Shares*             23.80     Class A shares. Investor Class shares
                                             would have different returns because,         6. Omnicom Group Inc.                3.1
Russell 1000 Index                 22.32     although the shares are invested in the
(Former Broad Market Index)                  same portfolio of securities, the             7. J.P. Morgan Chase & Co.           3.1
                                             Investor Class has a different expense
S&P 500 Index                      20.79     structure. The inception date of the          8. Cendant Corp.                     2.9
(Current Broad Market Index)                 fund's Class A shares is 6/30/99. The
                                             inception date of the fund's Investor         9. Interpublic Group of              2.9
Russell 1000 Value Index           22.87     Class shares is 9/30/03.                         Cos., Inc. (The)
(Style-Specific Index)                       Source: Lipper, Inc.
                                                                                           10.Merrill Lynch & Co., Inc.         2.7
Lipper Large-Cap Value Fund Index  20.57
(Peer Group Index)
====================================================================================================================================

to fund results came from the financial,     areas. We also added to our investments                         BRET W. STANLEY
industrial, consumer discretionary and       in consumer staples. New opportunities       [PHOTO OF          Mr. Stanley, Chartered
information technology sectors.              were funded in large part by reductions      BRET W.            Financial Analyst, is
                                             in the utility and energy sectors.           STANLEY]           lead  portfolio
   Among specific holdings that made                                                                         manager of AIM Large
notable positive contributions to the        IN CLOSING                                   Cap Basic Value Fund. He began his
fund for the fiscal year was The Gap                                                      investment career in 1988 and joined AIM
Inc., which retails casual clothing          For nearly two years, we have maintained     in 1998. He received a B.B.A. in finance
through its Banana Republic, Gap and Old     that many of the best valuation              from The University of Texas at Austin and
Navy stores. Additional positive             opportunities have been in economically      an M.S. in finance from the University of
contributions were made by hotel             sensitive companies--those whose             Houston.
franchisor Cendant, which owns Ramada and    performance correlates most strongly to
the Avis car rental agencies as well as      the overall level of economic activity.                         R. CANON COLEMAN II
Century 21 and Coldwell Banker real          On this basis, we have sought to develop     [PHOTO OF          Mr. Coleman, Chartered
estate brokerages. Software giant            a well-diversified fund that would           R. CANON           Financial Analyst, is
Computer Associates and financial            generally benefit from an economic           COLEMAN III]       co-manager of AIM
services firm JP Morgan Chase made           recovery, and during the economic                               Large Cap Basic Value
further positive contributions, as did       improvement of recent months, this           Fund. After working as a CPA with
manufacturing conglomerate Tyco. The         strategy has been rewarded with positive     Deloitte & Touche, he joined AMVESCAP in
biggest detractors to fund performance       results.                                     1999. He holds a B.S. and M.S. in
were mortgage finance company Freddie                                                     accounting from the University of Florida
Mac, which has been plagued by accounting       We continued to follow a long-term        and an M.B.A. from The Wharton School at
restatements and increased regulatory        strategy of buying quality companies         the University of Pennsylvania.
scrutiny, and Duke Energy, where we          selling at a substantial discount to
believe weakness in unregulated              their intrinsic value. While stock prices                       MATTHEW W. SEINSHEIMER
businesses has created substantial           may experience periods of high               [PHOTO OF          Mr. Seinsheimer,
headwinds to the company's core energy       volatility, we believe that the inherent     MATTHEW W.         Chartered Financial
franchise; so we sold both positions.        value of a business is much more stable      SEINSHEIMER]       Analyst, is co-manager
                                             over time, so we continued to take                              of AIM Large Cap Basic
   During the year, several changes were     advantage of market volatility to invest     Value Fund. He began his investment
made to fund holdings. We significantly      in good companies that we believed were      career in 1992, joined AIM in 1998 and
increased our holdings in the health care    significantly undervalued on an absolute     assumed his current responsibilities in
sector due to the many opportunities that    basis.                                       2000. Mr. Seinsheimer received a B.B.A.
were presented over the period, most                                                      from Southern Methodist University and an
notably in the hospital management and              See important fund and index          M.B.A. from The University of Texas at
health care distribution                          disclosures inside front cover.         Austin.

                                                                                                             MICHAEL J. SIMON
                                                                                          [PHOTO OF          Mr. Simon, Chartered
                                                                                          MICHAEL J.         Financial Analyst, is
                                                                                          SIMON]             co-manager of AIM
                                                                                                             Large Cap Basic Value
                                                                                          Fund. Mr. Simon started his investment
                                                                                          career in 1989 and joined AIM in 2001. He
                                                                                          received a B.B.A. in finance from Texas
                                                                                          Christian University and an M.B.A. from
                                                                                          the University of Chicago.

                                                                                          Assisted by Basic Value Team

                                                                                          [GRAPHIC]       For More Information Visit
                                                                                                                  AIMinvestments.com

===================================================================================================================================
TOP 10 INDUSTRIES**                          PORTFOLIO COMPOSITION BY SECTOR

1.  Advertising                      6.0%    Financials                         25.6%

2.  Industrial Conglomerates         5.6     Industrials                        19.5%

3.  Investment Banking & Brokerage   5.3     Consumer Discretionary             18.1%

4.  Pharmaceuticals                  4.2     Health Care                        13.3%

5.  Health Care Distributors         4.1     Information Technology              8.1%

6.  Food Retail                      4.0     Cash & Other                       15.4%

7.  Oil & Gas Equipment & Services   3.9
                                             **Excludes money market fund holdings.
8.  Other Diversified Financial
    Services                         3.9     The fund's holdings are subject to
                                             change, and there is no assurance that
9.  Consumer Electronics             3.8     the fund will continue to hold any
                                             particular security.
10. Data Processing &                3.5
    Outsourced Services
===================================================================================================================================

FUND PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
6/30/99-10/31/03

                                [MOUNTAIN CHART]

   Date               AIM Large Cap     Lipper Large-Cap       Russell              Russell              S&P
                    Basic Value Fund      Value Fund            1000               1000 Value            500
                     Class A Shares          Index              Index                Index              Index
 6/30/1999             $  9450             $ 10000             $ 10000             $ 10000             $ 10000
 7/31/1999                9100                9716                9695                9707                9689
 8/31/1999                8874                9539                9604                9347                9641
 9/30/1999                8458                9186                9340                9020                9377
10/31/1999                8883                9629                9968                9540                9970
11/30/1999                9242                9662               10224                9465               10173
12/31/1999                9697                9960               10840                9511               10771
 1/31/2000                9424                9539               10396                9200               10230
 2/29/2000                9269                9138               10368                8517               10037
 3/31/2000               10331                9974               11313                9556               11018
 4/30/2000               10292                9863               10936                9445               10687
 5/31/2000               10555                9871               10653                9544               10468
 6/30/2000               10233                9762               10925                9108               10725
 7/31/2000               10457                9718               10743                9222               10558
 8/31/2000               11091               10280               11539                9735               11213
 9/30/2000               11266               10118               11003                9824               10621
10/31/2000               11744               10199               10870               10066               10576
11/30/2000               11335                9761                9876                9692                9743
12/31/2000               11805               10154                9996               10178                9791
 1/31/2001               12138               10239               10325               10217               10138
 2/28/2001               11962                9745                9362                9933                9214
 3/31/2001               11560                9367                8740                9582                8631
 4/30/2001               12178                9897                9442               10052                9301
 5/31/2001               12541               10057                9506               10277                9363
 6/30/2001               12502                9783                9291               10050                9136
 7/31/2001               12492                9717                9164               10028                9046
 8/31/2001               11953                9262                8606                9627                8480
 9/30/2001               10670                8539                7876                8949                7795
10/31/2001               10728                8594                8040                8872                7944
11/30/2001               11610                9146                8659                9388                8553
12/31/2001               11953                9284                8751                9609                8628
 1/31/2002               11717                9112                8640                9535                8502
 2/28/2002               11492                9062                8468                9550                8338
 3/31/2002               12207                9462                8816               10002                8652
 4/30/2002               11786                9059                8311                9659                8128
 5/31/2002               11727                9071                8238                9707                8068
 6/30/2002               10611                8438                7630                9150                7493
 7/31/2002                9699                7709                7065                8299                6909
 8/31/2002                9826                7761                7102                8362                6955
 9/30/2002                8464                6864                6339                7432                6200
10/31/2002                9013                7368                6866                7983                6745
11/30/2002                9737                7830                7268                8486                7141
12/31/2002                9179                7457                6856                8117                6722
 1/31/2003                8905                7279                6690                7921                6546
 2/28/2003                8592                7097                6587                7710                6448
 3/31/2003                8562                7093                6655                7722                6510
 4/30/2003                9385                7692                7192                8402                7046
 5/31/2003               10208                8165                7602                8944                7417
 6/30/2003               10316                8258                7702                9056                7512
 7/31/2003               10552                8373                7856                9191                7644
 8/31/2003               10915                8515                8015                9334                7793
 9/30/2003               10757                8419                7933                9243                7711
10/31/2003             $ 11160             $  8884             $  8398             $  9809             $  8147

Source: Lipper, Inc.

Your fund's total return includes sales charges, expenses and management fees. The performance of the fund's share classes will differ due to different sales charge structures and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover.

   Performance shown in the chart and table does not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares. Performance of the indexes does not reflect the effects of taxes.

   Since the last reporting period, the fund has elected to use the S&P 500 Index as its broad-based market index since the S&P 500 Index is such a widely recognized gauge of U.S. stock market performance.

The fund will no longer measure its performance against the Russell
1000 Index, the index published in previous reports to shareholders. Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we compare the fund's performance to both the old and the new index. The fund has also included a style-specific index, the Russell 1000 Value Index. The fund believes this index more closely reflects the performance of the securities in which the fund invests. In addition, the unmanaged Lipper Large-Cap Value Fund Index, which may or may not include AIM Large Cap Basic Value Fund, is included for comparison to a peer group.

====================================================================================================================================
AVERAGE ANNUAL TOTAL RETURNS                 INVESTOR CLASS SHARES**                      shares would have different returns
As of 10/31/03, including sales charges      Inception                           3.91%    because, although the shares are invested
                                             1 Year                             23.80     in the same portfolio of securities, the
CLASS A SHARES                                                                            Investor Class has a different expense
Inception (6/30/99)                 2.56%    *The returns shown for these periods are     structure. The inception date of the
1 Year                             16.94     the blended returns of the historical        fund's Class A shares is 6/30/99. The
                                             performance of the fund's Class R shares     inception date of the fund's Investor
CLASS B SHARES                               since their inception and the restated       Class shares is 9/30/03.
Inception (8/1/00)                  0.07%    historical performance of the fund's
1 Year                             17.93     Class A shares (for the periods prior to     Past performance cannot guarantee
                                             inception of the Class R shares) at net      comparable future results. DUE TO
CLASS C SHARES                               asset value, adjusted to reflect the         SIGNIFICANT MARKET VOLATILITY, RESULTS OF
Inception (8/1/00)                  0.98%    higher Rule 12b-1 fees applicable to the     AN INVESTMENT MADE TODAY MAY DIFFER
1 Year                             21.93     Class R shares. The inception date of        SUBSTANTIALLY FROM THE HISTORICAL
                                             Class A shares is 6/30/99. The inception     PERFORMANCE SHOWN. CALL YOUR FINANCIAL
CLASS R SHARES*                              date of the fund's Class R shares is         ADVISOR FOR MORE CURRENT PERFORMANCE.
Inception                           3.74%    6/3/02.
1 Year                             23.48
                                             **The returns shown as of 10/31/03 are
                                             the blended returns of the historical
                                             performance of Investor Class shares
                                             since their inception and the restated
                                             historical performance of the fund's
                                             Class A shares (for periods prior to
                                             inception of the Investor Class shares)
                                             at net asset value and reflect the higher
                                             Rule 12b-1 fees applicable to Class A
                                             shares. Investor Class
====================================================================================================================================

FINANCIALS

SCHEDULE OF INVESTMENTS

October 31, 2003

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-97.01%

ADVERTISING-5.97%

Interpublic Group of Cos., Inc. (The)(a)         440,500   $  6,554,640
-----------------------------------------------------------------------
Omnicom Group Inc.                                89,300      7,126,140
=======================================================================
                                                             13,680,780
=======================================================================

AEROSPACE & DEFENSE-1.88%

Honeywell International Inc.                     140,600      4,303,766
=======================================================================

ALUMINUM-0.69%

Alcoa Inc.                                        50,000      1,578,500
=======================================================================

APPAREL RETAIL-1.83%

Gap, Inc. (The)                                  220,200      4,201,416
=======================================================================

ASSET MANAGEMENT & CUSTODY BANKS-2.24%

Bank of New York Co., Inc. (The)                 165,000      5,146,350
=======================================================================

BUILDING PRODUCTS-2.12%

Masco Corp.                                      176,800      4,862,000
=======================================================================

COMMUNICATIONS EQUIPMENT-1.48%

Motorola, Inc.                                   251,500      3,402,795
=======================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-1.33%

Deere & Co.                                       50,200      3,043,124
=======================================================================

CONSUMER ELECTRONICS-3.80%

Koninklijke (Royal) Philips Electronics
  N.V.-New York Shares (Netherlands)             143,270      3,845,367
-----------------------------------------------------------------------
Sony Corp.-ADR (Japan)                           138,000      4,857,600
=======================================================================
                                                              8,702,967
=======================================================================

DATA PROCESSING & OUTSOURCED SERVICES-3.53%

Ceridian Corp.(a)                                217,300      4,563,300
-----------------------------------------------------------------------
First Data Corp.                                  99,200      3,541,440
=======================================================================
                                                              8,104,740
=======================================================================

DEPARTMENT STORES-1.50%

May Department Stores Co. (The)                  123,000      3,439,080
=======================================================================

DIVERSIFIED BANKS-2.61%

Bank One Corp.                                   141,000      5,985,450
=======================================================================

DIVERSIFIED CAPITAL MARKETS-3.10%

J.P. Morgan Chase & Co.                          198,000      7,108,200
=======================================================================

DIVERSIFIED CHEMICALS-0.66%

Dow Chemical Co. (The)                            40,000      1,507,600
=======================================================================

-----------------------------------------------------------------------
                                                              MARKET
                                                SHARES        VALUE

DIVERSIFIED COMMERCIAL SERVICES-2.91%

Cendant Corp.(a)                                 327,000   $  6,680,610
=======================================================================

ENVIRONMENTAL SERVICES-3.35%

Waste Management, Inc.                           296,750      7,691,760
=======================================================================

FOOD RETAIL-3.96%

Kroger Co. (The)(a)                              301,100      5,266,239
-----------------------------------------------------------------------
Safeway Inc.(a)                                  181,000      3,819,100
=======================================================================
                                                              9,085,339
=======================================================================

GENERAL MERCHANDISE STORES-2.34%

Target Corp.                                     135,100      5,368,874
=======================================================================

HEALTH CARE DISTRIBUTORS-4.10%

Cardinal Health, Inc.                             81,000      4,806,540
-----------------------------------------------------------------------
McKesson Corp.                                   152,000      4,601,040
=======================================================================
                                                              9,407,580
=======================================================================

HEALTH CARE EQUIPMENT-1.43%

Baxter International Inc.                        123,000      3,269,340
=======================================================================

HEALTH CARE FACILITIES-2.10%

HCA Inc.                                         125,600      4,804,200
=======================================================================

INDUSTRIAL CONGLOMERATES-5.62%

General Electric Co.                             135,000      3,916,350
-----------------------------------------------------------------------
Tyco International Ltd. (Bermuda)                429,400      8,965,872
=======================================================================
                                                             12,882,222
=======================================================================

INDUSTRIAL MACHINERY-2.26%

Illinois Tool Works Inc.                          70,600      5,192,630
=======================================================================

INSURANCE BROKERS-1.43%

Aon Corp.                                        150,000      3,285,000
=======================================================================

INVESTMENT BANKING & BROKERAGE-5.25%

Merrill Lynch & Co., Inc.                        105,000      6,216,000
-----------------------------------------------------------------------
Morgan Stanley                                   106,000      5,816,220
=======================================================================
                                                             12,032,220
=======================================================================

MANAGED HEALTH CARE-1.48%

Aetna Inc.                                        59,000      3,387,190
=======================================================================

MOVIES & ENTERTAINMENT-2.62%

Walt Disney Co. (The)                            265,800      6,017,712
=======================================================================

MULTI-LINE INSURANCE-1.48%

Hartford Financial Services Group, Inc. (The)     62,000      3,403,800
=======================================================================

OIL & GAS DRILLING-1.38%

Transocean Inc. (Cayman Islands)(a)              164,277      3,152,476
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

OIL & GAS EQUIPMENT & SERVICES-3.91%

Halliburton Co.                                  143,000   $  3,414,840
-----------------------------------------------------------------------
Schlumberger Ltd. (Netherlands)                  118,200      5,551,854
=======================================================================
                                                              8,966,694
=======================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-3.87%

Citigroup Inc.                                   187,293      8,877,688
=======================================================================

PACKAGED FOODS & MEATS-1.88%

Kraft Foods Inc.-Class A                         148,000      4,306,800
=======================================================================

PHARMACEUTICALS-4.15%

Aventis S.A. (France)                             94,000      4,960,135
-----------------------------------------------------------------------
Wyeth                                            103,200      4,555,248
=======================================================================
                                                              9,515,383
=======================================================================

PROPERTY & CASUALTY INSURANCE-2.36%

ACE Ltd. (Cayman Islands)                        150,300      5,410,800
=======================================================================

SYSTEMS SOFTWARE-3.11%

Computer Associates International, Inc.          303,500      7,138,320
=======================================================================

-----------------------------------------------------------------------
                                                              MARKET
                                                SHARES        VALUE

THRIFTS & MORTGAGE FINANCE-3.28%

Fannie Mae                                       105,000   $  7,527,450
=======================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $209,262,685)                         222,470,856
=======================================================================

MONEY MARKET FUNDS-1.67%

STIC Liquid Assets Portfolio(b)                1,921,637      1,921,637
-----------------------------------------------------------------------
STIC Prime Portfolio(b)                        1,921,637      1,921,637
=======================================================================
    Total Money Market Funds (Cost
      $3,843,274)                                             3,843,274
=======================================================================
TOTAL INVESTMENTS-98.68% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $213,105,959)               226,314,130
=======================================================================
INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-1.42%

STIC Liquid Assets Portfolio(b)(c)             3,248,000      3,248,000
=======================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $3,248,000)                                       3,248,000
=======================================================================
TOTAL INVESTMENTS-100.10% (Cost $216,353,959)               229,562,130
=======================================================================
OTHER ASSETS LESS LIABILITIES-(0.10%)                          (232,057)
=======================================================================
NET ASSETS-100.00%                                         $229,330,073
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.
(c) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2003

ASSETS:

Investments, at market value (cost
  $209,262,685)*                               $222,470,856
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $7,091,274)                               7,091,274
-----------------------------------------------------------
Receivables for:
  Investments sold                                3,202,279
-----------------------------------------------------------
  Fund shares sold                                  654,638
-----------------------------------------------------------
  Dividends                                         235,431
-----------------------------------------------------------
Investment for deferred compensation plan            20,538
-----------------------------------------------------------
Other assets                                         39,561
===========================================================
     Total assets                               233,714,577
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                             340,829
-----------------------------------------------------------
  Fund shares reacquired                            471,895
-----------------------------------------------------------
  Deferred compensation plan                         20,538
-----------------------------------------------------------
  Collateral upon return of securities loaned     3,248,000
-----------------------------------------------------------
Accrued distribution fees                           137,978
-----------------------------------------------------------
Accrued trustees' fees                                4,277
-----------------------------------------------------------
Accrued transfer agent fees                          89,015
-----------------------------------------------------------
Accrued operating expenses                           71,972
===========================================================
     Total liabilities                            4,384,504
===========================================================
Net assets applicable to shares outstanding    $229,330,073
___________________________________________________________
===========================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                  $242,916,748
-----------------------------------------------------------
Undistributed net investment income (loss)          (25,218)
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and foreign
  currencies                                    (26,769,628)
-----------------------------------------------------------
Unrealized appreciation of investment
  securities                                     13,208,171
===========================================================
                                               $229,330,073
___________________________________________________________
===========================================================


NET ASSETS:

Class A                                        $121,980,357
___________________________________________________________
===========================================================
Class B                                        $ 80,017,850
___________________________________________________________
===========================================================
Class C                                        $ 26,566,037
___________________________________________________________
===========================================================
Class R                                        $    587,509
___________________________________________________________
===========================================================
Investor Class                                 $    178,320
___________________________________________________________
===========================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          10,708,360
___________________________________________________________
===========================================================
Class B                                           7,174,868
___________________________________________________________
===========================================================
Class C                                           2,382,697
___________________________________________________________
===========================================================
Class R                                              51,713
___________________________________________________________
===========================================================
Investor Class                                       15,657
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      11.39
-----------------------------------------------------------
  Offering price per share:
     (Net asset value of $11.39 divided by
       94.50%)                                 $      12.05
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
     share                                     $      11.15
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
     share                                     $      11.15
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per
     share                                     $      11.36
___________________________________________________________
===========================================================
Investor Class:
  Net asset value and offering price per
     share                                     $      11.39
___________________________________________________________
===========================================================

* At October 31, 2003, securities with an aggregate market value of $3,020,640 were on loan to brokers.

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the year ended October 31, 2003

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $9,059)          $ 2,729,204
-------------------------------------------------------------------------
Dividends from affiliated money market funds                      110,758
-------------------------------------------------------------------------
Interest                                                               61
-------------------------------------------------------------------------
Securities lending                                                    195
=========================================================================
     Total investment income                                    2,840,218
=========================================================================


EXPENSES:

Advisory fees                                                   1,211,828
-------------------------------------------------------------------------
Administrative services fees                                       50,000
-------------------------------------------------------------------------
Custodian fees                                                     42,276
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                         378,423
-------------------------------------------------------------------------
  Class B                                                         696,925
-------------------------------------------------------------------------
  Class C                                                         239,648
-------------------------------------------------------------------------
  Class R                                                             934
-------------------------------------------------------------------------
  Investor Class                                                       16
-------------------------------------------------------------------------
Transfer agent fees                                               659,290
-------------------------------------------------------------------------
Trustees' fees                                                     12,092
-------------------------------------------------------------------------
Other                                                             193,965
=========================================================================
     Total expenses                                             3,485,397
=========================================================================
Less: Fees waived and expense offset arrangements                  (5,224)
=========================================================================
     Net expenses                                               3,480,173
=========================================================================
Net investment income (loss)                                     (639,955)
=========================================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                                        (9,803,985)
-------------------------------------------------------------------------
  Foreign currencies                                               10,161
=========================================================================
                                                               (9,793,824)
=========================================================================
Change in net unrealized appreciation of investment
  securities                                                   51,420,584
-------------------------------------------------------------------------
Net gain from investment securities and foreign currencies     41,626,760
=========================================================================
Net increase in net assets resulting from operations          $40,986,805
_________________________________________________________________________
=========================================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2003 and 2002

                                                                  2003            2002
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (639,955)   $   (400,729)
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                          (9,793,824)    (13,193,071)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                       51,420,584     (26,617,408)
==========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 40,986,805     (40,211,208)
==========================================================================================
Share transactions-net:
  Class A                                                        5,382,960      47,013,800
------------------------------------------------------------------------------------------
  Class B                                                        2,113,303      19,109,813
------------------------------------------------------------------------------------------
  Class C                                                          (14,173)      6,186,422
------------------------------------------------------------------------------------------
  Class R                                                          537,385          10,003
------------------------------------------------------------------------------------------
  Investor Class                                                   177,572              --
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                                8,197,047      72,320,038
==========================================================================================
    Net increase in net assets                                  49,183,852      32,108,830
==========================================================================================

NET ASSETS:

  Beginning of year                                            180,146,221     148,037,391
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(25,218) and $(18,649) for 2003 and 2002,
    respectively)                                             $229,330,073    $180,146,221
__________________________________________________________________________________________
==========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Large Cap Basic Value Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's primary investment objective is long-term growth of capital with a secondary objective of current income. Each company listed in the Schedule of Investments is organized in the United States unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Market trends, movement in exchange traded funds and ADRs, and the bid/ask quotes of brokers and information providers may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.60% of the first $1 billion of the Fund's average daily net assets, plus 0.575% over $1 billion up to and including $2 billion of the Fund's average daily net assets and 0.55% of the Fund's average daily net assets over $2 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). For the year ended October 31, 2003, AIM waived fees of $1,844.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2003, AIM was paid $50,000 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2003, AISI retained $333,919 for such services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and the Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class R and the Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares, 0.50% of the average daily net assets of Class R shares and 0.25% of the average daily net assets of the Investor Class shares. Of these amounts, AIM Distributors may pay a service fee up to 0.25% of the average daily net assets of the Class A, Class B, Class C or the Class R shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended October 31, 2003, the Class A, Class B, Class C, Class R and the Investor Class shares paid $378,423, $696,925, $239,648, $934 and $16, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2003, AIM Distributors retained $57,471 in front-end sales commissions from the sale of Class A shares and $436, $0, $4,755 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--EXPENSE OFFSET ARRANGEMENTS

For the year ended October 31, 2003, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $3,169 and reductions in custodian fees of $211 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $3,380.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. Certain former Trustees also participate in a retirement plan and receive benefits under such plan.

    During the year ended October 31, 2003, the Fund paid legal fees of $2,422 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a trustee of the Trust.

NOTE 5--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    Effective June 26, 2003, the Fund became a participant in an uncommitted unsecured revolving line of credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or
(ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the reporting period, the Fund was a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the line of credit could borrow on a first come, first served basis. The funds which were party to the line of credit were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed line of credit facility expired May 20, 2003.

    During the year ended October 31, 2003, the Fund did not borrow or lend under the interfund lending facility or borrow under either the uncommitted unsecured revolving line of credit facility or the committed line of credit facility.

    Additionally the Fund is permitted to carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan.

    At October 31, 2003, securities with an aggregate value of $3,020,640 were on loan to brokers. The loans were secured by cash collateral of $3,248,000, received by the Fund and subsequently invested in an affiliated money market fund. For the year ended October 31, 2003, the Fund received fees of $195 for securities lending.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

There were no ordinary income or long-term capital gain distributions paid during the years ended October 31, 2003 and October 31, 2002.

Tax Components of Net Assets:

As of October 31, 2003, the components of net assets on a tax basis were as follows:

Unrealized appreciation -- investments           11,028,647
-----------------------------------------------------------
Temporary book/tax differences                      (25,218)
-----------------------------------------------------------
Capital loss carryforward                       (24,590,104)
-----------------------------------------------------------
Shares of beneficial interest                   242,916,748
===========================================================
Total net assets                               $229,330,073
___________________________________________________________
===========================================================


The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable to the tax deferral of losses on wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                              CAPITAL LOSS
EXPIRATION                                    CARRYFORWARD
----------------------------------------------------------
October 31, 2009                              $ 2,651,488
----------------------------------------------------------
October 31, 2010                              $13,408,092
----------------------------------------------------------
October 31, 2011                              $ 8,530,524
==========================================================
Total capital loss carryforward               $24,590,104
__________________________________________________________
==========================================================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2003 was $95,824,492 and $78,360,698, respectively.

         UNREALIZED APPRECIATION (DEPRECIATION) OF
           INVESTMENT SECURITIES ON A TAX BASIS
-----------------------------------------------------------
Aggregate unrealized appreciation of
  investment securities                         $20,865,000
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (9,836,353)
===========================================================
Net unrealized appreciation of investment
  securities                                    $11,028,647
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $218,533,483.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating losses and foreign currency transactions, on October 31, 2003, undistributed net investment income was increased by $633,386, undistributed net realized gains decreased by $10,161 and shares of beneficial interest decreased by $623,225. This reclassification had no effect on the net assets of the Fund.

NOTE 10--SHARE INFORMATION


The Fund currently consists of five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares, and the Investor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Investor Class shares are sold at net asset value. Under some circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------
                                                                         2003                          2002
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      5,695,229    $ 56,588,456    12,345,842    $130,431,434
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      2,611,379      25,467,901     4,427,046      47,877,276
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        936,198       9,069,047     1,524,511      16,806,696
----------------------------------------------------------------------------------------------------------------------
  Class R*                                                        59,714         632,113           862          10,003
----------------------------------------------------------------------------------------------------------------------
  Investor Class**                                                30,507         346,714            --              --
======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        315,247       3,158,288        69,318         788,677
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (321,047)     (3,158,288)      (71,494)       (788,677)
======================================================================================================================
Reacquired:
  Class A                                                     (5,558,986)    (54,363,784)   (8,433,346)    (84,206,311)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (2,170,734)    (20,196,310)   (2,706,026)    (27,978,786)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (955,066)     (9,083,220)   (1,028,142)    (10,620,274)
----------------------------------------------------------------------------------------------------------------------
  Class R*                                                        (8,863)        (94,728)           --              --
----------------------------------------------------------------------------------------------------------------------
  Investor Class**                                               (14,850)       (169,142)           --              --
======================================================================================================================
                                                                 618,728    $  8,197,047     6,128,571    $ 72,320,038
______________________________________________________________________________________________________________________
======================================================================================================================

 * Class R shares commenced sales on June 3, 2002.
** Investor Class Shares commenced sales on September 30, 2003.

NOTE 11--FINANCIAL HIGHLIGHTS


The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                          CLASS A
                                                              ---------------------------------------------------------------
                                                                                                                JUNE 30, 1999
                                                                                                                    (DATE
                                                                                                                 OPERATIONS
                                                                          YEAR ENDED OCTOBER 31,                COMMENCED) TO
                                                              ----------------------------------------------     OCTOBER 31,
                                                                2003             2002       2001       2000         1999
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   9.20          $ 10.94    $ 12.05    $ 9.40       $10.00
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.00)(a)         0.01(a)    0.02(a)   0.07(a)      0.03
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   2.19            (1.75)     (1.07)     2.88        (0.63)
=============================================================================================================================
    Total from investment operations                              2.19            (1.74)     (1.05)     2.95        (0.60)
=============================================================================================================================
Less distributions:
  Dividends from net investment income                              --               --      (0.04)    (0.18)          --
-----------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --               --      (0.02)    (0.12)          --
=============================================================================================================================
    Total distributions                                             --               --      (0.06)    (0.30)          --
=============================================================================================================================
Net asset value, end of period                                $  11.39          $  9.20    $ 10.94    $12.05       $ 9.40
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Total return(b)                                                  23.80%          (15.90)%    (8.74)%   32.21%       (6.00)%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $121,980          $94,387    $68,676    $5,888       $1,153
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                1.42%(c)         1.38%      1.27%     1.25%        1.25%(d)
-----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             1.42%(c)         1.38%      1.36%     8.21%       10.02%(d)
=============================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.01)%(c)        0.11%      0.17%     0.62%        0.87%(d)
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Portfolio turnover rate(e)                                          41%              37%        18%       57%          10%
_____________________________________________________________________________________________________________________________
=============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $108,120,752.
(d)  Annualized.
(e)  Not annualized for periods less than one year.


                                                                                         CLASS B
                                                         ------------------------------------------------------------------------
                                                                                                                  AUGUST 1, 2000
                                                                                                                   (DATE SALES
                                                                        YEAR ENDED OCTOBER 31,                    COMMENCED) TO
                                                         -----------------------------------------------------     OCTOBER 31,
                                                            2003               2002               2001                 2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  9.07            $ 10.86            $ 12.02            $10.85
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.07)(a)          (0.06)(a)          (0.06)(a)          0.00
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 2.15              (1.73)             (1.05)             1.17
=================================================================================================================================
    Total from investment operations                            2.08              (1.79)             (1.11)             1.17
=================================================================================================================================
Less distributions:
  Dividends from net investment income                            --                 --              (0.03)               --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                           --                 --              (0.02)               --
=================================================================================================================================
    Total distributions                                           --                 --              (0.05)               --
=================================================================================================================================
Net asset value, end of period                               $ 11.15            $  9.07            $ 10.86            $12.02
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                                22.93%            (16.48)%            (9.25)%           10.78%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                     $80,018            $63,977            $58,681            $2,815
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                              2.07%(c)           2.02%              1.95%             1.93%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                           2.07%(c)           2.02%              2.04%             8.89%(d)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                       (0.66)%(c)         (0.53)%            (0.51)%           (0.06)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                                        41%                37%                18%               57%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $69,692,469.
(d)  Annualized.
(e)  Not annualized for periods less than one year.


                                                                                         CLASS C
                                                         ------------------------------------------------------------------------
                                                                                                                  AUGUST 1, 2000
                                                                                                                   (DATE SALES
                                                                        YEAR ENDED OCTOBER 31,                    COMMENCED) TO
                                                         -----------------------------------------------------     OCTOBER 31,
                                                            2003               2002               2001                 2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  9.07            $ 10.85            $ 12.02            $10.85
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.07)(a)          (0.06)(a)          (0.06)(a)         (0.00)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 2.15              (1.72)             (1.06)             1.17
=================================================================================================================================
    Total from investment operations                            2.08              (1.78)             (1.12)             1.17
=================================================================================================================================
Less distributions:
  Dividends from net investment income                            --                 --              (0.03)               --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                           --                 --              (0.02)               --
=================================================================================================================================
    Total distributions                                           --                 --              (0.05)               --
=================================================================================================================================
Net asset value, end of period                               $ 11.15            $  9.07            $ 10.85            $12.02
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                                22.93%            (16.41)%            (9.33)%           10.78%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                     $26,566            $21,775            $20,680            $1,248
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                              2.07%(c)           2.02%              1.95%             1.93%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                           2.07%(c)           2.02%              2.04%             8.89%(d)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                       (0.66)%(c)         (0.53)%            (0.51)%           (0.06)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                                        41%                37%                18%               57%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $23,964,822.
(d)  Annualized.
(e)  Not annualized for periods less than one year.


                                                                          CLASS R
                                                              -------------------------------
                                                                                JUNE 3, 2002
                                                                                (DATE SALES
                                                              YEAR ENDED        COMMENCED) TO
                                                              OCTOBER 31,        OCTOBER 31,
                                                                2003                2000
---------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 9.20             $ 11.60
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.02)(a)            0.00(a)
---------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   2.18               (2.40)
=============================================================================================
    Total from investment operations                              2.16               (2.40)
=============================================================================================
Net asset value, end of period                                  $11.36             $  9.20
_____________________________________________________________________________________________
=============================================================================================
Total return(b)                                                  23.48%             (20.69)%
_____________________________________________________________________________________________
=============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $  588             $     8
_____________________________________________________________________________________________
=============================================================================================
Ratio of expenses to average net assets:                          1.57%(c)            1.54%(d)
=============================================================================================
Ratio of net investment income (loss) to average net assets      (0.16)%(c)          (0.05)%(d)
_____________________________________________________________________________________________
=============================================================================================
Portfolio turnover rate(e)                                          41%                 37%
_____________________________________________________________________________________________
=============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $186,789.
(d)  Annualized.
(e)  Not annualized for periods less than one year.


                                                                  INVESTOR CLASS
                                                                ------------------
                                                                SEPTEMBER 30, 2003
                                                                   (DATE SALES
                                                                   COMMENCED) TO
                                                                    OCTOBER 31,
                                                                       2003
----------------------------------------------------------------------------------
Net asset value, beginning of period                                  $10.98
----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                          0.00(a)
----------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)                0.41
==================================================================================
    Total from investment operations                                    0.41
==================================================================================
Net asset value, end of period                                        $11.39
__________________________________________________________________________________
==================================================================================
Total return(b)                                                         3.73%
__________________________________________________________________________________
==================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                              $  178
__________________________________________________________________________________
==================================================================================
Ratio of expenses to average net assets:                                1.25%(c)
==================================================================================
Ratio of net investment income to average net assets                    0.16%
__________________________________________________________________________________
==================================================================================
Portfolio turnover rate(d)                                                41%
__________________________________________________________________________________
==================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $76,145.
(d)  Not annualized for periods less than one year.

NOTE 12--SUBSEQUENT EVENTS


On November 3, 2003, INVESCO Value Equity Fund ("Selling Fund") transferred substantially all of its assets to the Fund in exchange for shares of the Selling Fund in a tax-free reorganization.

  The results of the reorganization are as follows: The acquisition was accomplished by a tax-free exchange of 7,818,290 shares of the Fund for 4,958,149 shares of INVESCO Value Equity Fund outstanding as of the open of business on November 3, 2003. INVESCO Value Equity Fund's net assets at that date of $89,014,605 including $14,973,392 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $229,149,218. Included in net assets of the acquired fund is undistributed net investment income (loss) of $(33,100) and undistributed net realized gain (loss) of $(6,269,110) for INVESCO Value Equity Fund.

  Your Fund's investment advisor, A I M Advisors, Inc. ("AIM") is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("INVESCO"), was, until recently, the investment advisor to the INVESCO Funds.

  On December 2, 2003, each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against INVESCO and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of INVESCO. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group, Inc., the parent company of AIM, and he also holds the position of Senior Vice President with AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against INVESCO. Neither your Fund nor any of the funds in the AIM Family of Funds--Registered Trademark--, which includes the INVESCO Funds (the "Funds") has been named as a defendant in any of these proceedings.

  The SEC proceeding alleges that INVESCO failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that INVESCO had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG proceeding is also based on the circumstances described above. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief.

  The Colorado proceeding is also based on the circumstances described above. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

  If INVESCO is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Similarly, if Mr. Cunningham is unsuccessful in his defense of these proceedings, he could be barred from serving as an officer or director of any registered investment company. Such results could also affect the ability of AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including your Fund. Your Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as your Fund's investment advisor. There can be no assurance that such exemptive relief will be granted.

  AIM has received inquiries from the SEC, the NASD, Inc., the NYAG and the Secretary of the Commonwealth of Massachusetts with respect to market timing, late trading, fair value pricing and other similar issues and AIM has been providing full cooperation with respect to these inquiries.

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against certain Funds, INVESCO, AIM, AMVESCAP and certain related parties, primarily based upon the allegations in the complaints described above, but also regarding the funds' fair valuation pricing methodology. Such lawsuits allege a variety of theories for recovery including, but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and
(iii) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; interest and the payment of attorneys' and experts' fees. Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Funds, INVESCO, AIM, AMVESCAP and related parties in the future.

  As a result of these developments, investors in the Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of these matters described above may have on the Fund or AIM's financial condition.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of AIM Large Cap Basic Value Fund
And Board of Trustees of AIM Equity Funds:



We have audited the accompanying statement of assets and liabilities of AIM Large Cap Basic Value Fund (a portfolio of AIM Equity Funds), including the schedule of investments, as of October 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented through October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Large Cap Basic Value Fund as of October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Houston, Texas                                             /s/ ERNST & YOUNG LLP
December 16, 2003

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Equity Funds, a Delaware statutory trust, was held on October 21, 2003. The meeting was held for the following purpose:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph.D. and Mark H. Williamson.

The results of the voting on the above matters were as follows:

                                                                      WITHHOLDING
      DIRECTORS/MATTER                                VOTES FOR        AUTHORITY
---------------------------------------------------------------------------------
(1)*  Bob R. Baker.................................  983,597,298      14,109,942
      Frank S. Bayley..............................  983,595,385      14,111,855
      James T. Bunch...............................  983,970,384      13,736,856
      Bruce L. Crockett............................  983,967,974      13,739,266
      Albert R. Dowden.............................  983,892,850      13,814,390
      Edward K. Dunn, Jr...........................  983,672,087      14,035,153
      Jack M. Fields...............................  983,987,281      13,719,959
      Carl Frischling..............................  983,352,244      14,354,996
      Robert H. Graham.............................  983,794,290      13,912,950
      Gerald J. Lewis..............................  983,317,525      14,389,715
      Prema Mathai-Davis...........................  983,676,086      14,031,154
      Lewis F. Pennock.............................  983,703,651      14,003,589
      Ruth H. Quigley..............................  983,356,521      14,350,719
      Louis S. Sklar...............................  983,812,619      13,894,621
      Larry Soll, Ph.D.............................  983,820,425      13,886,815
      Mark H. Williamson...........................  983,676,844      14,030,396

* Proposal required approval by a combined vote of all the portfolios of AIM Equity Funds.

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of January 1, 2003

The address of each trustee and officer of AIM Equity Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 132 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER       PRINCIPAL OCCUPATION(S)
TRUST                              SINCE            DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------

  INTERESTED PERSONS
================================================================================================================
  Robert H. Graham(1) -- 1946      1988             Director and Chairman, A I M Management Group Inc.
  Trustee, Chairman and                             (financial services holding company); and Director and Vice
  President                                         Chairman, AMVESCAP PLC and Chairman of AMVESCAP PLC -- AIM
                                                    Division (parent of AIM and a global investment management firm)
                                                    Formerly: President and Chief Executive Officer, A I M
                                                    Management Group Inc.; Director, Chairman and President,
                                                    A I M Advisors, Inc. (registered investment advisor); and
                                                    Director and Chairman, A I M Capital Management, Inc.
                                                    (registered investment advisor), A I M Distributors, Inc.
                                                    (registered broker dealer), AIM Investment Services, Inc.,
                                                    (registered transfer agent), and Fund Management Company
                                                    (registered broker dealer); and Chief Executive Officer,
                                                    AMVESCAP PLC -- Managed Products
----------------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951    2003             Director, President and Chief Executive Officer, A I M
  Trustee and Executive Vice                        Management Group Inc. (financial services holding company);
  President                                         Director, Chairman and President, A I M Advisors, Inc.
                                                    (registered investment advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment advisor) and A I M
                                                    Distributors, Inc. (registered broker dealer); Director and
                                                    Chairman, AIM Investment Services, Inc. (registered transfer agent); and Fund Management Company (registered broker
                                                    dealer); and Chief Executive Officer, AMVESCAP PLC -- AIM
                                                    Division (parent of AIM and a global investment management firm)
                                                    Formerly: Director, Chairman, President and Chief Executive
                                                    Officer, INVESCO Funds Group, Inc. and INVESCO Distributors,
                                                    Inc.; Chief Executive Officer, AMVESCAP PLC -- Managed
                                                    Products; Chairman and Chief Executive Officer of
                                                    NationsBanc Advisors, Inc.; and Chairman of NationsBanc
                                                    Investments, Inc.
----------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
================================================================================================================
  Bob R. Baker(3) -- 1936          2003             Consultant
  Trustee
                                                    Formerly: President and Chief Executive Officer, AMC Cancer
                                                    Research Center; and Chairman and Chief Executive Officer,
                                                    First Columbia Financial Corporation
----------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939          2001             Of Counsel, law firm of Baker & McKenzie
  Trustee
----------------------------------------------------------------------------------------------------------------
  James T. Bunch(3) -- 1942        2003             Co-President and Founder, Green, Manning & Bunch Ltd.,
  Trustee                                           (investment banking firm); and Director, Policy Studies,
                                                    Inc. and Van Gilder Insurance Corporation
                                                    Formerly: General Counsel and Director, Boettcher & Co.; and
                                                    Chairman and Managing Partner, law firm of Davis, Graham &
                                                    Stubbs
----------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944        1993             Chairman, Crockett Technology Associates (technology
  Trustee                                           consulting company)
----------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941         2000             Director of a number of public and private business
  Trustee                                           corporations, including the Boss Group Ltd. (private
                                                    investment and management) and Magellan Insurance Company
                                                    Formerly: Director, President and Chief Executive Officer,
                                                    Volvo Group North America, Inc.; Senior Vice President, AB
                                                    Volvo; and director of various affiliated Volvo Group
                                                    companies
----------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935      1998             Formerly: Chairman, Mercantile Mortgage Corp.; President and
  Trustee                                           Chief Operating Officer, Mercantile-Safe Deposit & Trust
                                                    Co.; and President, Mercantile Bankshares Corp.
----------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952           1997             Chief Executive Officer, Twenty First Century Group, Inc.
  Trustee                                           (government affairs company) and Texana Timber LP
----------------------------------------------------------------------------------------------------------------

NAME, YEAR OF BIRTH AND
POSITION(S) HELD WITH THE         OTHER DIRECTORSHIP(S)
TRUST                             HELD BY TRUSTEE
--------------------------------  ----------------------

  INTERESTED PERSONS
===============================================================================================================
  Robert H. Graham(1) -- 1946     None
  Trustee, Chairman and
  President
---------------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951   Director and Chairman,
  Trustee and Executive Vice      INVESCO Bond Funds,
  President                       Inc., INVESCO
                                  Combination Stock &
                                  Bond Funds, Inc.,
                                  INVESCO Counselor
                                  Series Funds, Inc.,
                                  INVESCO International
                                  Funds, Inc., INVESCO
                                  Manager Series Funds,
                                  Inc., INVESCO Money
                                  Market Funds, Inc.,
                                  INVESCO Sector Funds,
                                  Inc., INVESCO Stock
                                  Funds, Inc., INVESCO
                                  Treasurer's Series
                                  Funds, Inc. and
                                  INVESCO Variable
                                  Investment Funds, Inc.
----------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
================================================================================================================
  Bob R. Baker(3) -- 1936         None
  Trustee
----------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939         Badgley Funds, Inc.
  Trustee                         (registered investment
                                  company)
----------------------------------------------------------------------------------------------------------------
  James T. Bunch(3) -- 1942       None
  Trustee
----------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944       ACE Limited (insurance
  Trustee                         company); and
                                  Captaris, Inc.
                                  (unified messaging
                                  provider)
----------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941        Cortland Trust, Inc.
  Trustee                         (Chairman) (registered
                                  investment company);
                                  Annuity and Life Re
                                  (Holdings), Ltd.
                                  (insurance company)
----------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935     None
  Trustee
----------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952          Administaff
  Trustee
----------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust. Mr. Williamson became Executive Vice President of the Trust on March 4, 2003.

(3) Elected trustee of the Trust on October 21, 2003.

As of January 1, 2003


The address of each trustee and officer of AIM Equity Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 132 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND             TRUSTEE AND/       PRINCIPAL OCCUPATION(S)
POSITION(S) HELD WITH THE TRUST     OR OFFICER SINCE   DURING PAST 5 YEARS
===================================================================================================================

  Carl Frischling -- 1937           1988               Partner, law firm of Kramer Levin Naftalis and Frankel LLP
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Gerald J. Lewis(3) -- 1933        2003               Chairman, Lawsuit Resolution Services (San Diego,
  Trustee                                              California)
                                                       Formerly: Associate Justice of the California Court of
                                                       Appeals
-------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950        1998               Formerly: Chief Executive Officer, YWCA of the USA
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942          1988               Partner, law firm of Pennock & Cooper
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935           2001               Retired
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939            1989               Executive Vice President, Development and Operations Hines
  Trustee                                              Interests Limited Partnership (real estate development
                                                       company)
-------------------------------------------------------------------------------------------------------------------
  Larry Soll, Ph.D.(3) -- 1942      2003               Retired
  Trustee
-------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
===================================================================================================================
  Kevin M. Carome(4) -- 1956        2003               Director, Senior Vice President, Secretary and General
  Senior Vice President                                Counsel, A I M Management Group Inc. (financial services
                                                       holding company) and A I M Advisors, Inc.; Vice President,
                                                       A I M Capital Management, Inc., A I M Distributors, Inc. and
                                                       AIM Investment Services, Inc.; and Director, Vice President
                                                       and General Counsel, Fund Management Company
                                                       Formerly: Senior Vice President and General Counsel, Liberty
                                                       Financial Companies, Inc.; and Senior Vice President and
                                                       General Counsel, Liberty Funds Group, LLC
-------------------------------------------------------------------------------------------------------------------
  Gary T. Crum(5) -- 1947           1988               Director, Chairman and Director of Investments, A I M
  Senior Vice President                                Capital Management, Inc.; Director and Executive Vice
                                                       President, A I M Management Group Inc.; Director and Senior
                                                       Vice President, A I M Advisors, Inc.; and Director, A I M
                                                       Distributors, Inc. and AMVESCAP PLC
                                                       Formerly: Chief Executive Officer and President, A I M
                                                       Capital Management Inc.
-------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955            2002               Managing Director and Chief Research Officer -- Fixed
  Vice President                                       Income, A I M Capital Management, Inc.; and Vice President,
                                                       A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Melville B. Cox -- 1943           1992               Vice President and Chief Compliance Officer, A I M Advisors,
  Vice President                                       Inc. and A I M Capital Management, Inc.; and Vice President,
                                                       AIM Investment Services, Inc.
-------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen(5) -- 1940        1999               Vice President, A I M Advisors, Inc., and President, Chief
  Vice President                                       Executive Officer and Chief Investment Officer, A I M
                                                       Capital Management, Inc.
-------------------------------------------------------------------------------------------------------------------
  Dana R. Sutton -- 1959            1988               Vice President and Fund Treasurer, A I M Advisors, Inc.
  Vice President and Treasurer
-------------------------------------------------------------------------------------------------------------------

NAME, YEAR OF BIRTH AND            OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    HELD BY TRUSTEE
---------------------------------  --------------------------------------------------------------------------------

  Carl Frischling -- 1937          Cortland Trust, Inc.
  Trustee                          (registered investment
                                   company)
-------------------------------------------------------------------------------------------------------------------
  Gerald J. Lewis(3) -- 1933       General Chemical
  Trustee                          Group, Inc.,
                                   Wheelabrator
                                   Technologies, Inc.
                                   (waste management
                                   company), Fisher
                                   Scientific, Inc.,
                                   Henley Manufacturing,
                                   Inc. (laboratory
                                   supplies), and
                                   California Coastal
                                   Properties, Inc.
-------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950       None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942         None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935          None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939           None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Larry Soll, Ph.D.(3) -- 1942     None
  Trustee
-------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
================================================================================
  Kevin M. Carome(4) -- 1956       N/A
  Senior Vice President
--------------------------------------------------------------------------------
  Gary T. Crum(5) -- 1947          N/A
  Senior Vice President
--------------------------------------------------------------------------------
  Stuart W. Coco -- 1955           N/A
  Vice President
--------------------------------------------------------------------------------
  Melville B. Cox -- 1943          N/A
  Vice President
--------------------------------------------------------------------------------
  Edgar M. Larsen(5) -- 1940       N/A
  Vice President
--------------------------------------------------------------------------------
  Dana R. Sutton -- 1959           N/A
  Vice President and Treasurer
--------------------------------------------------------------------------------

(3) Elected trustee of the Trust on October 21, 2003.
(4) Mr. Carome became Senior Vice President of the Trust on May 13, 2003.
(5) Information is current as of January 10, 2003.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND              INVESTMENT ADVISOR              DISTRIBUTOR                     AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.            A I M Distributors, Inc.        Ernst & Young LLP
Suite 100                       11 Greenway Plaza               11 Greenway Plaza               5 Houston Center
Houston, TX 77046               Suite 100                       Suite 100                       1401 McKinney, Suite 1200
                                Houston, TX 77046               Houston, TX 77046-1173          Houston, TX 77010-4035

COUNSEL TO THE FUND             COUNSEL TO THE TRUSTEES         TRANSFER AGENT                  CUSTODIAN
Ballard Spahr                   Kramer, Levin, Naftalis &       AIM Investment Services, Inc.   State Street Bank and
Andrews & Ingersoll, LLP        Frankel LLP                     P.O. Box 4739                   Trust Company
1735 Market Street              919 Third Avenue                Houston, TX 77210-4739          225 Franklin Street
Philadelphia, PA 19103          New York, NY 10022-3852                                         Boston, MA 02110

    DOMESTIC EQUITY                            INTERNATIONAL/GLOBAL EQUITY                           FIXED INCOME

AIM Aggressive Growth Fund                   AIM Asia Pacific Growth Fund                     TAXABLE
AIM Balanced Fund*                           AIM Developing Markets Fund
AIM Basic Balanced Fund*                     AIM European Growth Fund                         AIM Floating Rate Fund
AIM Basic Value Fund                         AIM European Small Company Fund                  AIM High Yield Fund
AIM Blue Chip Fund                           AIM Global Aggressive Growth Fund                AIM Income Fund
AIM Capital Development Fund                 AIM Global Growth Fund                           AIM Intermediate Government Fund
AIM Charter Fund                             AIM Global Trends Fund                           AIM Limited Maturity Treasury Fund
AIM Constellation Fund                       AIM Global Value Fund(4)                         AIM Money Market Fund
AIM Dent Demographic Trends Fund             AIM International Emerging Growth Fund           AIM Short Term Bond Fund
AIM Diversified Dividend Fund(1)             AIM International Growth Fund                    AIM Total Return Bond Fund
AIM Emerging Growth Fund                     AIM Trimark Fund                                 INVESCO U.S. Government Money Fund
AIM Large Cap Basic Value Fund               INVESCO International Core Equity Fund(5)
AIM Large Cap Growth Fund                                                                     TAX-FREE
AIM Libra Fund
AIM Mid Cap Basic Value Fund                                                                  AIM High Income Municipal Fund
AIM Mid Cap Core Equity Fund                 SECTOR EQUITY                                    AIM Municipal Bond Fund
AIM Mid Cap Growth Fund                                                                       AIM Tax-Exempt Cash Fund
AIM Opportunities I Fund                     AIM Global Health Care Fund                      AIM Tax-Free Intermediate Fund
AIM Opportunities II Fund                    AIM Real Estate Fund
AIM Opportunities III Fund                   INVESCO Advantage Health Sciences Fund
AIM Premier Equity Fund                      INVESCO Energy Fund
AIM Select Equity Fund                       INVESCO Financial Services Fund
AIM Small Cap Equity Fund(2)                 INVESCO Gold & Precious Metals Fund
AIM Small Cap Growth Fund(3)                 INVESCO Health Sciences Fund
AIM Trimark Endeavor Fund                    INVESCO Leisure Fund
AM Trimark Small Companies Fund              INVESCO Multi-Sector Fund
AIM Weingarten Fund                          INVESCO Technology Fund
INVESCO Core Equity Fund                     INVESCO Utilities Fund
INVESCO Dynamics Fund
INVESCO Mid-Cap Growth Fund
INVESCO Small Company Growth Fund
INVESCO S&P 500 Index Fund
INVESCO Total Return Fund*

* Domestic equity and income fund

(1) Effective May 2, 2003, AIM Large Cap Core Equity Fund was renamed AIM Diversified Dividend Fund. (2)AIM Small Cap Equity Fund was closed to most investors on December 19, 2003. For information on who may continue to invest in AIM Small Cap Equity Fund, please contact your financial advisor. (3) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (4) Effective April 30, 2003, AIM Worldwide Spectrum Fund was renamed AIM Global Value Fund. (5) Effective November 24, 2003, INVESCO International Blue Chip Value Fund was renamed INVESCO International Core Equity Fund.

For more complete information about any AIM or INVESCO fund, including sales charges and expenses, ask your financial advisor for a prospectus. Please read it carefully before investing. If used after January 20, 2004, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $142 billion in assets for approximately 11 million shareholders, including individual investors, corporate clients and financial institutions. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $345 billion in assets under management. Data as of September 30, 2003.


                                               AIMinvestments.com      LCBV-AR-1

                                                    YOUR GOALS. OUR SOLUTIONS.--Servicemark--
---------------------------------------------------------------------------------------------
Mutual   Retirement   Annuities   College   Separately   Offshore    Alternative   Cash          [AIM INVESTMENTS LOGO APPEARS HERE]
Funds    Products                 Savings   Managed      Products    Investments   Management              --Servicemark--
                                  Plans     Accounts

                                                         AIM MID CAP GROWTH FUND
                                Annual Report to Shareholders o October 31, 2003






                                  [COVER IMAGE]






             YOUR GOALS. OUR SOLUTIONS.      [AIM INVESTMENTS LOGO APPEARS HERE]
                  --Servicemark--                       --Servicemark--

================================================================================
AIM MID CAP GROWTH FUND SEEKS TO PROVIDE GROWTH OF CAPITAL.
================================================================================

ABOUT INFORMATION THROUGHOUT THIS REPORT:

o Unless otherwise stated, information      o Class R shares are available only to        o The unmanaged Lipper Mid-Cap Growth
presented is as of 10/31/03 and is based    certain retirement plans. Please see the      Fund Index represents an average of the
on total net assets.                        prospectus for more information. They         performance of the 30 largest
                                            are sold at net asset value, that is,         large-capitalization core equity funds
o AIM Mid Cap Growth Fund's performance     without up-front sales charges.               tracked by Lipper, Inc., an independent
figures are historical, and they reflect                                                  mutual fund performance monitor.
fund expenses, the reinvestment of          o The fund's investment return and
distributions, and changes in net asset     principal value will fluctuate, so an         o The unmanaged Standard & Poor's
value.                                      investor's shares, when redeemed, may be      Composite Index of 500 Stocks (the S&P
                                            worth more or less than their original        500--Registered Trademark--) is an index
o When sales charges are included in        cost.                                         of common stocks frequently used as a
performance figures, Class A share                                                        general measure of U.S. stock market
performance reflects the maximum 5.50%      o The fund may participate in the             performance.
sales charge, and Class B and Class C       initial public offering (IPO) market in
share performance reflects the              some market cycles. Because of the            o The unmanaged Standard & Poor's MidCap
applicable contingent deferred sales        fund's small asset base, any investment       400 Index (the S&P 400) represents the
charge (CDSC) for the period involved.      the fund may make in IPOs may                 performance of mid-capitalization
The CDSC on Class B shares declines from    significantly affect the fund's total         stocks.
5% beginning at the time of purchase to     return. As the fund's assets grow, the
0% at the beginning of the seventh year.    impact of IPO investments will decline,       o A direct investment cannot be made in
The CDSC on Class C shares is 1% for the    which may reduce the effect of IPO            an index. Unless otherwise indicated,
first year after purchase. The              investments on the fund's total return.       index results include reinvested
performance of the fund's share classes                                                   dividends, and they do not reflect sales
will differ due to different sales          o Investing in small and mid-size             charges or fund expenses. Performance of
charge structures and class expenses.       companies may involve risks not               an index of funds reflects fund
                                            associated with investing in more             expenses; performance of a market index
o Effective 9/30/03, Class B shares are     established companies. Also, small            does not.
not available as an investment for          companies may have business risk,
retirement plans maintained pursuant to     significant stock price fluctuations and
Section 401 of the Internal Revenue         illiquidity.                                  A description of the policies and
Code, including 401(k) plans, money                                                       procedures that the fund uses to
purchase pension plans and profit           o Industry classifications used in this       determine how to vote proxies relating
sharing plans. Plans that have existing     report are generally according to the         to portfolio securities is available
accounts invested in Class B shares will    Global Industry Classification Standard,      without charge, upon request, by calling
continue to be allowed to make              which was developed by and is the             800-959-4246, or on the AIM Web site,
additional purchases.                       exclusive property and a service mark of      AIMinvestments.com.
                                            Morgan Stanley Capital International
                                            Inc. and Standard & Poor's.


=======================================================
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE           This report may be distributed only to shareholders or
                                                                to persons who have received a current prospectus of
                                                                the fund.
=======================================================

AIMinvestments.com

TO OUR SHAREHOLDERS


                    DEAR FELLOW SHAREHOLDER IN                  new policies and strengthened existing ones--to discourage
                    THE AIM FAMILY OF FUNDS                     harmful short-term trading. These steps include:
                    --Registered Trademark--:
                                                                   o  Strengthening daily monitoring of trading activities.
[PHOTO OF           As you may be aware, there has been a
ROBERT H.           great deal of media coverage recently          o  Imposing redemption fees on additional funds we
GRAHAM]             about the mutual fund industry and                believe may be vulnerable to harmful short-term
                    allegations of improper activities by             trading activity.
ROBERT H. GRAHAM    certain individuals and companies. As
                    part of these widespread investigations,       o  Implementing an enhanced exchange policy (effective
                    INVESCO Funds Group (IFG), the former             on or about March 1, 2004) designed to limit exchanges
[PHOTO OF           adviser to certain INVESCO Funds, was             between funds.
MARK H.             recently named as a defendant in
WILLIAMSON]         separate civil enforcement actions by          o  Employing an enhanced fair value pricing policy on
                    the U.S. Securities and Exchange                  certain foreign securities as well as certain illiquid
MARK H. WILLIAMSON  Commission (SEC), the Office of the New           securities.
                    York Attorney General and the State of
Colorado over an issue known as "market timing." A number of       None of these tools alone, nor all of them taken
private class or derivative actions also were filed in the      together, eliminate the possibility of short-term trading
wake of the regulators' actions.                                strategies that may be detrimental to a fund. Moreover, each of these tools involves judgments that are inherently
   Investors are understandably concerned and frustrated        subjective. We have always sought and continue to seek to
about these reports, and we would like to take this             make these judgments to the best of our abilities and in a
opportunity to assure you that, based on an investigation       manner that we believe is consistent with the best interests
conducted by an outside firm, IFG and its parent company,       of our fund shareholders. And we remain committed to being
AMVESCAP PLC, believe that these civil actions are without      as vigilant as possible in the future to identify and
merit. IFG is contesting the charges.                           address any harmful market timing investors who have the
                                                                potential to harm our long-term fund shareholders.
   We encourage you to continue to monitor this situation,
particularly as IFG has the opportunity to address the             We sincerely hope these developments and the media
allegations that have been made. Current information will be    coverage surrounding them do not result in you or other
posted on our Web site at AIMinvestments.com. We will           shareholders losing confidence in AIM or INVESCO Funds.
continue to communicate to you on our Web site about our        Amidst this storm of controversy in the mutual fund
finding, and the actions we are taking to protect and           industry, we believe we can find encouragement in the
promote the interests of our shareholders. The independent      recovering economy and rising equity markets. As we write
trustees of the funds are receiving regular reports from        this letter, for instance, the S&P 500--Registered
their independent counsel and outside counsel hired by          Trademark-- Index is up approximately 23% year-to-date.
AMVESCAP PLC, the parent of AIM and IFG, to perform an          Although past performance is no guarantee of future results,
ongoing investigation of market timing.                         there appear to be indicators that the economy and stock
                                                                markets are showing signs of welcomed improvement. We
A COMPLEX ISSUE                                                 encourage you to read the enclosed discussion of your fund's performance during this past reporting period.
Market timing is an investment technique not defined in any
regulation that involves frequent short-term trading of         OUR UNWAVERING COMMITMENT
mutual fund shares, sometimes with a goal to exploit
inefficiencies in the way mutual funds price their shares.      At AIM Investments, we have never wavered in our commitment
We recognize that fund management companies have tried to       to helping you build solutions for your financial goals. Our
deal with this complex issue in various ways and believe        company was founded on a core principle of integrity, and we
that industry-wide guidance is in order. To that end, we        have always worked hard to earn the trust of our
welcome SEC Chairman William Donaldson's pledge to adopt new    shareholders. We are committed to doing all we can to
rules designed to curb market timing abuses. Comprehensive      maintain your trust and confidence.
rulemaking is necessary and is the best way to establish new
industry responsibilities designed to protect shareholders.        Thank you for your continued participation in AIM
We support practical rule changes and structural                Investments. Please call your financial advisor or one of
modifications that are fair, enforceable and, most              our Client Service representatives at 800-959-4246 if you
importantly, beneficial for investors.                          have any further questions or concerns about your AIM
                                                                Investments account.
   AIM Investments has policies in place designed to
identify, prevent and eliminate harmful trading or other        Sincerely,
activities deemed to be detrimental to the funds. We have
also recently taken additional steps--implemented               /s/ ROBERT H. GRAHAM                /s/ MARK H. WILLIAMSON
                                                                Robert H. Graham                    Mark H. Williamson
                                                                Chairman and President              President and CEO
                                                                The AIM Family of Funds             AIM Investments
                                                                --Registered Trademark--

                                                                December 18, 2003

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

                                                                                          economic expansion had increased and
                                                                                          consumer spending was generally
FUND DELIVERS POSITIVE RETURN                                                             stronger, although the job market
                                                                                          remained weak.
This report covers the fiscal year ended    next three months, dropping to its
October 31, 2003. During this period,       lowest level for the fiscal year on              All sectors of the S&P 500 recorded
your fund recorded positive returns. At     March 11, 2003. The index then rallied,       gains for the fiscal year. Information
net asset value, Class A shares produced    posting a gain of 32.67% from its low on      technology, materials and utilities were
a total return of 36.18%, outperforming     March 11 through the end of the               the top-performing sectors while
its benchmarks. By comparison, the          reporting period.                             telecommunication services, consumer
Lipper Mid-Cap Growth Fund Index and the                                                  staples and health care were the
S&P Midcap 400 Index returned 31.60% and       During this rally, the United States       weakest-performing sectors.
30.61%, respectively, over the same         and its allies took military action
period. Stock selection, particularly in    against Iraq and ousted the regime of            Small- and mid-cap stocks generally
the energy, information technology and      Saddam Hussein. The nation's gross            outperformed large-cap stocks. While the
financial services sectors, helped the      domestic product, generally considered        performance of large-cap growth and
fund outperform the Lipper Mid-Cap          the broadest measure of economic              large-cap value stocks was similar, mid-
Growth Index. The portfolio's focus on      activity, expanded at an annualized rate      and small-cap growth stocks generally
growth stocks, which generally              of 3.3% in the second quarter and 8.2%        outperformed their value counterparts by
outperformed value stocks, enabled the      in the third quarter of 2003. The job         wider margins.
fund to post a higher return than the       market remained weak, however, as the
S&P 400, which includes both growth and     nation's unemployment rate stood at 6.0%      ========================================
value stocks.                               at the close of the reporting period.
                                                                                                     SMALL- AND MID-CAP
                                               For most of the fiscal year, the
                                            Federal Reserve (the Fed) kept the                        STOCKS GENERALLY
MARKET CONDITIONS                           short-term federal funds rate at 1.25%.
                                            On June 25, 2003, it lowered that rate                      OUTPERFORMED
Amid a backdrop of generally improving      to 1.00%, its lowest level since 1958.
economic conditions, the S&P 500,           At the time, the Fed said it favored a                    LARGE-CAP STOCKS.
frequently cited as a measure of the        more expansive monetary policy because
performance of the U.S. stock market in     the economy had not yet exhibited             ========================================
general, returned 20.79% for the year       sustainable growth. By October, the Fed
ended October 31, 2003. The index rose      reported that                                 YOUR FUND
in November 2002, then declined over the
                                                                                          At close of the fiscal year, the
                                                                                          portfolio's three largest sector
                                                                                          weightings were in information
                                                                                          technology and health care and consumer


==============================================================================================================================
TOP 10 EQUITY HOLDINGS*                                          TOP 10 INDUSTRIES *

 1. UTStarcom, Inc.                                     2.1%      1. Specialty Stores                                    4.7%

 2. Anthem, Inc.                                        1.8       2. Thrifts & Mortgage Finance                          4.6

 3. AGCO Corp.                                          1.5       3. Biotechnology                                       4.3

 4. Express Scripts, Inc.                               1.3       4. Semiconductors                                      4.1

 5. Marvell Technology Group Ltd. (Bermuda)             1.2       5. Pharmaceuticals                                     4.0

 6. PeopleSoft, Inc.                                    1.2       6. Application Software                                3.7

 7. Patterson-UTI Energy, Inc.                          1.2       7. Communication Equipment                             3.7

 8. Fiserv, Inc.                                        1.1       8. Oil & Gas Equipment & Services                      3.7

 9. Amkor Technology, Inc.                              1.1       9. Managed Health Care                                 3.6

10. Community Health Systems Inc.                       1.1      10. Oil & Gas Drilling                                  3.2

*Excludes money market fund holdings.

   The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
==============================================================================================================================

discretionary. These also were the          electronics retailer. In October,                            KARL FARMER
sectors that contributed the most to        UTStarcom reported its 15th consecutive       [PHOTO OF      Mr. Farmer is a Chartered
fund performance while those that           quarter of record earnings. The previous      KARL           Financial Analyst. Prior
contributed the least were materials,       month, Best Buy reported a 75% increase       FARMER]        to joining AIM in July of
consumer staples and telecommunications     in earnings for the second quarter of                        1998, Mr. Farmer spent
services. The portfolio was overweight      its 2003 fiscal year in comparison with       six years as a pension actuary with
in health care compared to the S&P 500,     the same period in 2002.                      William M. Mercer, Inc., focusing on
so its contribution to fund performance                                                   retirement plans and other benefit
was greater. Although materials was one        Detracting from performance was AMN        programs. He earned a B.S. in economics
of the better-performing sectors, the       Healthcare Service, which places nurses,      from Texas A&M University, graduating
portfolio had little exposure to this       technicians and therapists in hospitals       magna cum laude. He subsequently earned
sector, so its impact on performance was    and clinics on a temporary basis. The         his M.B.A. in finance from The Wharton
minimal.                                    company reported a decline in revenue         School at the University of
                                            for the first nine months of 2003 as a        Pennsylvania.
   In response to improving economic        decrease in hospital patients reduced
conditions, we increased the number of      the need for temporary staffing. The                         JAY K. RUSHIN
holdings in the portfolio, concentrating    fund no longer owns this stock.               [PHOTO OF      Mr. Rushin is a Chartered
on more economically sensitive stocks.                                                    JAY K.         Financial Analyst. He
These stocks tend to perform better in      IN CLOSING                                    RUSHIN]        began his investment
an improving economic environment.                                                                       career in 1994 when he
However, core-growth holdings, the          We continue to work diligently to meet        joined AIM as a portfolio administrator.
stocks of companies with long-term          the fund's investment objective of            In 1996, he left AIM to work as an
records of attractive earnings,             growth of capital. Regardless of market       associate equity analyst at Prudential
continued to be well represented in the     trends, we will adhere to the fund's          Securities. He returned to AIM as an
portfolio. We also increased the fund's     strategy as outlined in its prospectus.       equity analyst on AIM's small-cap funds
holdings in financial services stocks,      We will continue to focus on the stocks       in 1998 and was promoted to senior
which we believed could benefit from        of companies that we believe have             analyst in 2000. He assumed his current
improving securities markets. Financial     favorable growth prospects.                   duties as portfolio manager in 2001. A
stocks were generally positive                                                            native of Gaithersburg, MD, Mr. Rushin
contributors to fund performance for the          See important fund and index            holds a B.A. in English from Florida
reporting period.                                disclosures inside front cover.          State University.

   Stocks that enhanced performance                                                       Assisted by Mid-Cap Growth team
included UTStarcom, a producer of
telecommunications equipment, and Best
Buy, a consumer


                                    [GRAPHIC]

                                                      For More Information Visit

                                                              AIMinvestments.com

========================================================================================
FUND VS. INDEXES                              TOTAL NUMBER OF HOLDINGS*             149
Total returns 10/31/02-10/31/03,
excluding sales charges                       TOTAL NET ASSETS           $218.9 MILLION

Class A Shares                     36.18%

Class B Shares                     35.41

Class C Shares                     35.41

Class R Shares                     35.93

S&P MIDCAP 400 INDEX               30.61
========================================================================================

FUND PERFORMANCE

                                [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
11/1/99-10/31/03*

     DATE          AIM MID CAP      AIM MID CAP      AIM MID CAP    S&P MIDCAP
                   GROWTH FUND      GROWTH FUND      GROWTH FUND       400
                 CLASS A SHARES   CLASS B SHARES   CLASS C SHARES     INDEX
  11/1/1999         $  9450          $ 10000         $ 10000       $ 10000
 11/30/1999           10660            11270           11270         10525
 12/31/1999           12984            13700           13700         11150
  1/31/2000           12805            13509           13509         10836
  2/29/2000           15895            16760           16760         11595
  3/31/2000           16623            17519           17519         12565
  4/30/2000           14515            15289           15299         12126
  5/31/2000           13382            14079           14089         11975
  6/30/2000           14724            15479           15490         12151
  7/31/2000           14176            14898           14899         12343
  8/31/2000           15821            16609           16619         13721
  9/30/2000           14922            15669           15668         13627
 10/31/2000           13589            14249           14258         13165
 11/30/2000           10953            11479           11488         12171
 12/31/2000           11672            12239           12238         13102
  1/31/2001           12116            12689           12688         13394
  2/28/2001           10141            10620           10619         12630
  3/31/2001            9225             9650            9649         11691
  4/30/2001           10500            10980           10990         12980
  5/31/2001           10236            10700           10699         13283
  6/30/2001           10604            11080           11079         13229
  7/31/2001           10094            10540           10540         13032
  8/31/2001            9026             9420            9419         12606
  9/30/2001            7325             7640            7639         11038
 10/31/2001            8109             8449            8449         11526
 11/30/2001            8903             9269            9268         12384
 12/31/2001            9196             9569            9569         13023
  1/31/2002            8865             9219            9218         12956
  2/28/2002            8175             8499            8499         12972
  3/31/2002            8828             9169            9168         13899
  4/30/2002            8619             8949            8948         13834
  5/31/2002            8478             8798            8798         13600
  6/30/2002            7608             7898            7898         12605
  7/31/2002            6729             6978            6978         11383
  8/31/2002            6531             6768            6768         11441
  9/30/2002            5878             6089            6088         10520
 10/31/2002            6191             6408            6408         10975
 11/30/2002            6625             6858            6858         11610
 12/31/2002            6266             6478            6478         11133
  1/31/2003            6247             6458            6458         10808
  2/28/2003            6124             6318            6318         10551
  3/31/2003            6209             6408            6417         10639
  4/30/2003            6606             6807            6817         11412
  5/31/2003            7126             7347            7357         12358
  6/30/2003            7296             7517            7527         12515      *Index performance
  7/31/2003            7693             7917            7927         12959      from 10/31/99
  8/31/2003            8109             8347            8347         13547
  9/30/2003            7826             8057            8057         13340
 10/31/2003         $  8431          $  8420         $  8680       $ 14348      Source: Lipper, Inc.

Your fund's total return includes sales charges, expenses and management fees. The performance of the fund's share classes will differ due to different sales charge structures and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover. Performance shown in the chart and table does not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares. Performance of the index does not reflect the effects of taxes. Results for B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the fund at the close of the reporting period and paid the applicable contingent deferred sales charges.

Past performance cannot guarantee comparable future results. DUE TO SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.


=================================================================================================================================
AVERAGE ANNUAL TOTAL RETURNS                In addition to returns as of the close       AVERAGE ANNUAL TOTAL RETURNS
As of 10/31/03, including sales charges     of the fiscal year, industry regulations     As of 9/30/03, including sales charges
                                            require us to provide average annual
CLASS A SHARES                              total returns as of 9/30/03, the most        CLASS A SHARES
Inception (11/1/99)               -4.18%    recent calendar quarter-end.                 Inception (11/1/99)              -6.07%
1 Year                            28.72                                                  1 Year                           25.84
                                            *The returns shown for these periods are
CLASS B SHARES                              the blended returns of the historical        CLASS B SHARES
Inception (11/1/99)               -4.21%    performance of the fund's Class R shares     Inception (11/1/99)              -6.09%
1 Year                            30.41     since their inception and the restated       1 Year                           27.35
                                            historical performance of the fund's
CLASS C SHARES                              Class A shares (for the periods prior to     CLASS C SHARES
Inception (11/1/99)               -3.48%    inception of the Class R shares) at net      Inception (11/1/99)              -5.36%
1 Year                            34.41     asset value, adjusted to reflect the         1 Year                           31.35
                                            higher Rule 12b-1 fees applicable to the
CLASS R SHARES*                             Class R shares. The inception date of        CLASS R SHARES*
Inception                         -2.99%    Class A shares is 11/1/99. The inception     Inception                        -4.86%
1 Year                            35.93     date of the fund's Class R shares is         1 Year                           32.80
                                            6/3/02. Calculation of blended returns
                                            as of 10/31/03 is from 11/1/99.
                                            Calculation of blended returns as of
                                            9/30/03 is from 11/1/99.
=================================================================================================================================

FINANCIALS

SCHEDULE OF INVESTMENTS

October 31, 2003


                                                                 MARKET
                                                  SHARES         VALUE
--------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-95.68%

ADVERTISING-1.88%

Lamar Advertising Co.(a)                             75,000   $  2,272,500
--------------------------------------------------------------------------
Omnicom Group Inc.                                   23,000      1,835,400
==========================================================================
                                                                 4,107,900
==========================================================================

AEROSPACE & DEFENSE-0.85%

L-3 Communications Holdings, Inc.(a)                 40,000      1,869,600
==========================================================================

AIRLINES-0.26%

Ryanair Holdings PLC-ADR (Ireland)(a)                11,000        566,500
==========================================================================

APPAREL RETAIL-1.30%

Foot Locker, Inc.                                    65,000      1,163,500
--------------------------------------------------------------------------
TJX Cos., Inc. (The)                                 80,000      1,679,200
==========================================================================
                                                                 2,842,700
==========================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-0.39%

V. F. Corp.                                          20,000        849,000
==========================================================================

APPLICATION SOFTWARE-3.73%

Amdocs Ltd. (United Kingdom)(a)                      65,000      1,394,900
--------------------------------------------------------------------------
Citrix Systems, Inc.(a)                              50,000      1,264,000
--------------------------------------------------------------------------
Cognos, Inc. (Canada)(a)                             32,000      1,103,040
--------------------------------------------------------------------------
Intuit Inc.(a)                                       15,000        749,700
--------------------------------------------------------------------------
Macromedia, Inc.(a)                                  55,000      1,051,050
--------------------------------------------------------------------------
PeopleSoft, Inc.(a)                                 125,000      2,595,000
==========================================================================
                                                                 8,157,690
==========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.81%

Investors Financial Services Corp.                   50,000      1,766,500
==========================================================================

AUTO PARTS & EQUIPMENT-0.45%

Autoliv, Inc.                                        30,000        993,600
==========================================================================

BIOTECHNOLOGY-4.33%

Angiotech Pharmaceuticals, Inc. (Canada)(a)          31,000      1,417,630
--------------------------------------------------------------------------
Celgene Corp.(a)                                     32,000      1,334,080
--------------------------------------------------------------------------
Cephalon, Inc.(a)                                    40,000      1,878,400
--------------------------------------------------------------------------
Gilead Sciences, Inc.(a)                             33,000      1,801,140
--------------------------------------------------------------------------
ICOS Corp.(a)                                        14,000        654,080
--------------------------------------------------------------------------
Invitrogen Corp.(a)                                  21,000      1,335,390
--------------------------------------------------------------------------
MedImmune, Inc.(a)                                   40,000      1,066,400
==========================================================================
                                                                 9,487,120
==========================================================================

BROADCASTING & CABLE TV-1.86%

Cox Radio, Inc.-Class A(a)                           50,000      1,106,000
--------------------------------------------------------------------------

                                                                 MARKET
                                                  SHARES         VALUE
--------------------------------------------------------------------------

BROADCASTING & CABLE TV-(CONTINUED)

Univision Communications Inc.-Class A(a)             30,000   $  1,018,500
--------------------------------------------------------------------------
Westwood One, Inc.(a)                                65,000      1,945,450
==========================================================================
                                                                 4,069,950
==========================================================================

BUILDING PRODUCTS-0.50%

Masco Corp.                                          40,000      1,100,000
==========================================================================

COMMUNICATIONS EQUIPMENT-3.71%

Avaya Inc.(a)                                       120,000      1,552,800
--------------------------------------------------------------------------
NetScreen Technologies, Inc.(a)                      30,000        798,600
--------------------------------------------------------------------------
Research In Motion Ltd. (Canada)(a)                  27,000      1,191,240
--------------------------------------------------------------------------
UTStarcom, Inc.(a)                                  145,000      4,567,500
==========================================================================
                                                                 8,110,140
==========================================================================

COMPUTER & ELECTRONICS RETAIL-0.72%

Best Buy Co., Inc.                                   27,000      1,574,370
==========================================================================

COMPUTER STORAGE & PERIPHERALS-1.20%

SanDisk Corp.(a)                                     17,000      1,370,200
--------------------------------------------------------------------------
Seagate Technology (Cayman Islands)                  55,000      1,263,900
==========================================================================
                                                                 2,634,100
==========================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-1.48%

AGCO Corp.(a)                                       180,000      3,240,000
==========================================================================

CONSUMER FINANCE-1.13%

Capital One Financial Corp.                          19,000      1,155,200
--------------------------------------------------------------------------
First Marblehead Corp. (The)(a)                      60,000      1,329,000
==========================================================================
                                                                 2,484,200
==========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-3.02%

Affiliated Computer Services, Inc.-Class A(a)        46,000      2,250,780
--------------------------------------------------------------------------
DST Systems, Inc.(a)                                 50,000      1,891,000
--------------------------------------------------------------------------
Fiserv, Inc.(a)                                      70,000      2,472,400
==========================================================================
                                                                 6,614,180
==========================================================================

DEPARTMENT STORES-0.95%

Kohl's Corp.(a)                                      37,000      2,074,590
==========================================================================

DIVERSIFIED COMMERCIAL SERVICES-0.81%

ARAMARK Corp.-Class B(a)                             30,000        801,600
--------------------------------------------------------------------------
University of Phoenix Online(a)                      14,000        962,640
==========================================================================
                                                                 1,764,240
==========================================================================


                                                                 MARKET
                                                  SHARES         VALUE
--------------------------------------------------------------------------

ELECTRONIC MANUFACTURING SERVICES-0.29%

Celestica Inc. (Canada)(a)                           45,000   $    639,000
==========================================================================

EMPLOYMENT SERVICES-0.51%

Manpower Inc.                                        24,000      1,113,600
==========================================================================

ENVIRONMENTAL SERVICES-0.63%

Waste Connections, Inc.(a)                           40,000      1,387,200
==========================================================================

FERTILIZERS & AGRICULTURAL CHEMICALS-0.41%

Monsanto Co.                                         36,000        901,800
==========================================================================

GENERAL MERCHANDISE STORES-0.26%

99 Cents Only Stores(a)                              19,000        565,630
==========================================================================

HEALTH CARE DISTRIBUTORS-2.24%

AmerisourceBergen Corp.                              35,000      1,986,950
--------------------------------------------------------------------------
McKesson Corp.                                       65,000      1,967,550
--------------------------------------------------------------------------
Omnicare, Inc.                                       25,000        958,500
==========================================================================
                                                                 4,913,000
==========================================================================

HEALTH CARE EQUIPMENT-2.92%

Apogent Technologies Inc.(a)                         50,000      1,097,500
--------------------------------------------------------------------------
Biomet, Inc.                                         45,000      1,613,700
--------------------------------------------------------------------------
Guidant Corp.                                        14,000        714,140
--------------------------------------------------------------------------
STERIS Corp.(a)                                      75,000      1,561,500
--------------------------------------------------------------------------
Zimmer Holdings, Inc.(a)                             22,000      1,403,820
==========================================================================
                                                                 6,390,660
==========================================================================

HEALTH CARE FACILITIES-1.75%

Community Health Systems Inc.(a)                    100,000      2,402,000
--------------------------------------------------------------------------
Health Management Associates, Inc.-Class A           30,000        664,500
--------------------------------------------------------------------------
Triad Hospitals, Inc.(a)                             25,000        768,250
==========================================================================
                                                                 3,834,750
==========================================================================

HEALTH CARE SERVICES-2.03%

Caremark Rx, Inc.(a)                                 25,000        626,250
--------------------------------------------------------------------------
Express Scripts, Inc.(a)                             50,000      2,746,000
--------------------------------------------------------------------------
Laboratory Corp. of America Holdings(a)              30,000      1,063,500
==========================================================================
                                                                 4,435,750
==========================================================================

HEALTH CARE SUPPLIES-1.26%

Fisher Scientific International Inc.(a)              40,000      1,610,000
--------------------------------------------------------------------------
Millipore Corp.(a)                                   26,000      1,140,100
==========================================================================
                                                                 2,750,100
==========================================================================

HOME ENTERTAINMENT SOFTWARE-0.71%

Electronic Arts Inc.(a)                               7,000        693,280
--------------------------------------------------------------------------
Take-Two Interactive Software, Inc.(a)               22,000        870,100
==========================================================================
                                                                 1,563,380
==========================================================================

                                                                 MARKET
                                                  SHARES         VALUE
--------------------------------------------------------------------------


HOTELS, RESORTS & CRUISE LINES-0.46%

Starwood Hotels & Resorts Worldwide, Inc.            30,000   $  1,011,900
==========================================================================

HOUSEHOLD APPLIANCES-1.23%

Black & Decker Corp. (The)                           35,000      1,673,350
--------------------------------------------------------------------------
Maytag Corp.                                         40,000      1,016,000
==========================================================================
                                                                 2,689,350
==========================================================================

INDUSTRIAL GASES-0.31%

Airgas, Inc.                                         35,000        670,250
==========================================================================

INDUSTRIAL MACHINERY-1.19%

Danaher Corp.                                        17,000      1,408,450
--------------------------------------------------------------------------
SPX Corp.(a)                                         25,000      1,203,000
==========================================================================
                                                                 2,611,450
==========================================================================

INSURANCE BROKERS-1.07%

Willis Group Holdings Ltd. (Bermuda)                 70,000      2,331,000
==========================================================================

INTERNET SOFTWARE & SERVICES-1.17%

Netease.com Inc.-ADR (Cayman Islands)(a)             12,000        544,800
--------------------------------------------------------------------------
Sohu.com Inc.(a)                                     17,000        586,500
--------------------------------------------------------------------------
United Online, Inc.(a)                               50,000      1,439,500
==========================================================================
                                                                 2,570,800
==========================================================================

INVESTMENT BANKING & BROKERAGE-1.19%

Bear Stearns Cos. Inc. (The)                         20,000      1,525,000
--------------------------------------------------------------------------
Lehman Brothers Holdings Inc.                        15,000      1,080,000
==========================================================================
                                                                 2,605,000
==========================================================================

IT CONSULTING & OTHER SERVICES-0.41%

Cognizant Technology Solutions Corp.(a)              20,000        907,800
==========================================================================

LEISURE PRODUCTS-1.50%

Hasbro, Inc.                                         40,000        872,000
--------------------------------------------------------------------------
Leapfrog Enterprises, Inc.-Class A(a)                22,000        760,540
--------------------------------------------------------------------------
Marvel Enterprises, Inc.(a)                          56,000      1,649,200
==========================================================================
                                                                 3,281,740
==========================================================================

MANAGED HEALTH CARE-3.58%

Aetna Inc.                                           15,000        861,150
--------------------------------------------------------------------------
Anthem, Inc.(a)                                      58,000      3,968,940
--------------------------------------------------------------------------
CIGNA Corp.                                          18,000      1,026,900
--------------------------------------------------------------------------
First Health Group Corp.(a)                          30,000        732,300
--------------------------------------------------------------------------
WellPoint Health Networks Inc.(a)                    14,000      1,244,600
==========================================================================
                                                                 7,833,890
==========================================================================

MOVIES & ENTERTAINMENT-0.57%

Pixar, Inc.(a)                                       18,000      1,238,580
==========================================================================


                                                                 MARKET
                                                  SHARES         VALUE
--------------------------------------------------------------------------

MULTI-LINE INSURANCE-0.93%

American Financial Group, Inc.                       50,000   $  1,113,500
--------------------------------------------------------------------------
Unitrin, Inc.                                        25,000        925,000
==========================================================================
                                                                 2,038,500
==========================================================================

OFFICE SERVICES & SUPPLIES-0.48%

Avery Dennison Corp.                                 20,000      1,051,600
==========================================================================

OIL & GAS DRILLING-3.17%

ENSCO International Inc.                             80,000      2,108,000
--------------------------------------------------------------------------
Nabors Industries, Ltd. (Bermuda)(a)                 60,000      2,268,000
--------------------------------------------------------------------------
Patterson-UTI Energy, Inc.(a)                        90,000      2,573,100
==========================================================================
                                                                 6,949,100
==========================================================================

OIL & GAS EQUIPMENT & SERVICES-3.70%

Cooper Cameron Corp.(a)                              50,000      2,141,000
--------------------------------------------------------------------------
National-Oilwell, Inc.(a)                            83,000      1,582,810
--------------------------------------------------------------------------
Smith International, Inc.(a)                         28,000      1,042,440
--------------------------------------------------------------------------
Varco International, Inc.(a)                        100,000      1,759,000
--------------------------------------------------------------------------
Weatherford International Ltd. (Bermuda)(a)          45,000      1,563,750
==========================================================================
                                                                 8,089,000
==========================================================================

OIL & GAS EXPLORATION & PRODUCTION-1.11%

Devon Energy Corp.                                   35,000      1,697,500
--------------------------------------------------------------------------
Ultra Petroleum Corp. (Canada)(a)                    40,000        732,000
==========================================================================
                                                                 2,429,500
==========================================================================

PAPER PACKAGING-0.80%

Bemis Co., Inc.                                      15,000        693,600
--------------------------------------------------------------------------
Sonoco Products Co.                                  50,000      1,063,500
==========================================================================
                                                                 1,757,100
==========================================================================

PERSONAL PRODUCTS-0.27%

NBTY, Inc.(a)                                        22,000        599,500
==========================================================================

PHARMACEUTICALS-4.03%

American Pharmaceutical Partners, Inc.(a)            35,000        852,250
--------------------------------------------------------------------------
Biovail Corp. (Canada)(a)                            40,000        962,000
--------------------------------------------------------------------------
Forest Laboratories, Inc.(a)                         35,000      1,750,350
--------------------------------------------------------------------------
Medicines Co. (The)(a)                               25,000        666,250
--------------------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class A                 25,000      1,583,750
--------------------------------------------------------------------------
Pharmaceutical Resources, Inc.(a)                    13,000        939,640
--------------------------------------------------------------------------
Shire Pharmaceuticals Group PLC-ADR (United
  Kingdom)(a)                                        90,000      2,061,000
==========================================================================
                                                                 8,815,240
==========================================================================

PUBLISHING-0.53%

Getty Images, Inc.(a)                                26,000      1,162,200
==========================================================================

                                                                 MARKET
                                                  SHARES         VALUE
--------------------------------------------------------------------------


RAILROADS-0.46%

Norfolk Southern Corp.                               50,000   $  1,007,500
==========================================================================

REINSURANCE-1.68%

Everest Re Group, Ltd. (Bermuda)                     20,000      1,659,000
--------------------------------------------------------------------------
PartnerRe Ltd. (Bermuda)                             37,000      2,007,990
==========================================================================
                                                                 3,666,990
==========================================================================

RESTAURANTS-1.43%

Brinker International, Inc.(a)                       75,000      2,387,250
--------------------------------------------------------------------------
Darden Restaurants, Inc.                             35,000        733,250
==========================================================================
                                                                 3,120,500
==========================================================================

SEMICONDUCTOR EQUIPMENT-2.87%

Amkor Technology, Inc.(a)                           130,000      2,450,500
--------------------------------------------------------------------------
ASML Holding N.V.-New York Shares
  (Netherlands)(a)                                   50,000        877,500
--------------------------------------------------------------------------
Cabot Microelectronics Corp.(a)                      25,000      1,425,000
--------------------------------------------------------------------------
Novellus Systems, Inc.(a)                            37,000      1,527,730
==========================================================================
                                                                 6,280,730
==========================================================================

SEMICONDUCTORS-4.12%

AMIS Holdings, Inc.(a)                               60,000      1,209,000
--------------------------------------------------------------------------
Broadcom Corp.-Class A(a)                            20,000        639,000
--------------------------------------------------------------------------
Marvell Technology Group Ltd. (Bermuda)(a)           60,000      2,632,200
--------------------------------------------------------------------------
Maxim Integrated Products, Inc.                      20,000        994,200
--------------------------------------------------------------------------
Microchip Technology Inc.                            40,000      1,308,400
--------------------------------------------------------------------------
National Semiconductor Corp.(a)                      55,000      2,234,650
==========================================================================
                                                                 9,017,450
==========================================================================

SOFT DRINKS-0.97%

Coca-Cola Enterprises Inc.                          105,000      2,116,800
==========================================================================

SPECIALTY CHEMICALS-0.38%

International Flavors & Fragrances Inc.              25,000        827,500
==========================================================================

SPECIALTY STORES-4.69%

Advance Auto Parts, Inc.(a)                          17,000      1,329,740
--------------------------------------------------------------------------
Barnes & Noble, Inc.(a)                              55,000      1,639,000
--------------------------------------------------------------------------
Bed Bath & Beyond Inc.(a)                            45,000      1,900,800
--------------------------------------------------------------------------
CarMax, Inc.(a)                                      16,000        504,160
--------------------------------------------------------------------------
Hollywood Entertainment Corp.(a)                     80,000      1,216,000
--------------------------------------------------------------------------
Office Depot, Inc.(a)                                70,000      1,045,100
--------------------------------------------------------------------------
Staples, Inc.(a)                                     45,000      1,206,900
--------------------------------------------------------------------------
Williams-Sonoma, Inc.(a)                             40,000      1,413,200
==========================================================================
                                                                10,254,900
==========================================================================

STEEL-0.53%

Worthington Industries, Inc.                         80,000      1,166,400
==========================================================================

SYSTEMS SOFTWARE-0.86%

Computer Associates International, Inc.              80,000      1,881,600
==========================================================================


                                                                 MARKET
                                                  SHARES         VALUE
--------------------------------------------------------------------------

TECHNOLOGY DISTRIBUTORS-0.93%

CDW Corp.                                            23,000   $  1,381,150
--------------------------------------------------------------------------
Tech Data Corp.(a)                                   20,000        658,400
==========================================================================
                                                                 2,039,550
==========================================================================

THRIFTS & MORTGAGE FINANCE-4.59%

Countrywide Financial Corp.                          15,000      1,576,800
--------------------------------------------------------------------------
Doral Financial Corp. (Puerto Rico)                  30,000      1,515,000
--------------------------------------------------------------------------
New York Community Bancorp, Inc.                     40,000      1,448,000
--------------------------------------------------------------------------
PMI Group, Inc. (The)                                47,000      1,796,810
--------------------------------------------------------------------------
Radian Group Inc.                                    35,000      1,851,500
--------------------------------------------------------------------------
W Holding Co., Inc. (Puerto Rico)                    80,000      1,863,200
==========================================================================
                                                                10,051,310
==========================================================================

WIRELESS TELECOMMUNICATION SERVICES-2.08%

America Movil S.A. de C.V.-ADR (Mexico)              90,000      2,142,000
--------------------------------------------------------------------------
Nextel Communications, Inc.-Class A(a)               55,000      1,331,000
--------------------------------------------------------------------------
NII Holdings Inc.-Class B(a)                         14,000      1,079,260
==========================================================================
                                                                 4,552,260
==========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $179,791,474)                            209,428,240
==========================================================================

                                                                 MARKET
                                                  SHARES         VALUE
--------------------------------------------------------------------------


MONEY MARKET FUNDS-5.52%

STIC Liquid Assets Portfolio(b)                   6,039,656   $  6,039,656
--------------------------------------------------------------------------
STIC Prime Portfolio(b)                           6,039,656      6,039,656
==========================================================================
    Total Money Market Funds (Cost
      $12,079,312)                                              12,079,312
==========================================================================
TOTAL INVESTMENTS-101.20% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $191,870,786)                  221,507,552
==========================================================================
INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-0.73%

STIC Liquid Assets Portfolio(b)(c)                1,593,500      1,593,500
==========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $1,593,500)                                          1,593,500
==========================================================================
TOTAL INVESTMENTS-101.93% (Cost $193,464,286)                  223,101,052
==========================================================================
OTHER ASSETS LESS LIABILITIES-(1.93%)                           (4,215,727)
==========================================================================
NET ASSETS-100.00%                                            $218,885,325
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.
(c) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2003

ASSETS:

Investments, at market value (cost
  $179,791,474)*                               $ 209,428,240
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $13,672,812)                              13,672,812
------------------------------------------------------------
Receivables for:
  Investments sold                                 9,402,211
------------------------------------------------------------
  Fund shares sold                                   309,270
------------------------------------------------------------
  Dividends                                           22,911
------------------------------------------------------------
Investment for deferred compensation plan             19,504
------------------------------------------------------------
Other assets                                          40,165
============================================================
     Total assets                                232,895,113
____________________________________________________________
============================================================


LIABILITIES:

Payables for:
  Investments purchased                           11,831,789
------------------------------------------------------------
  Fund shares reacquired                             251,231
------------------------------------------------------------
  Deferred compensation plan                          19,504
------------------------------------------------------------
  Collateral upon return of securities loaned      1,593,500
------------------------------------------------------------
Accrued distribution fees                            121,224
------------------------------------------------------------
Accrued trustees' fees                                 4,618
------------------------------------------------------------
Accrued transfer agent fees                           94,394
------------------------------------------------------------
Accrued operating expenses                            93,528
============================================================
     Total liabilities                            14,009,788
============================================================
Net assets applicable to shares outstanding    $ 218,885,325
____________________________________________________________
============================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                  $ 337,569,760
------------------------------------------------------------
Undistributed net investment income (loss)           (24,611)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities                         (148,296,590)
------------------------------------------------------------
Unrealized appreciation of investment
  securities                                      29,636,766
============================================================
                                               $ 218,885,325
____________________________________________________________
============================================================


NET ASSETS:

Class A                                        $ 108,435,889
____________________________________________________________
============================================================
Class B                                        $  81,297,884
____________________________________________________________
============================================================
Class C                                        $  28,927,613
____________________________________________________________
============================================================
Class R                                        $     223,939
____________________________________________________________
============================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           12,150,266
____________________________________________________________
============================================================
Class B                                            9,371,414
____________________________________________________________
============================================================
Class C                                            3,334,190
____________________________________________________________
============================================================
Class R                                               25,177
____________________________________________________________
============================================================
Class A:
  Net asset value per share                    $        8.92
------------------------------------------------------------
  Offering price per share:
     (Net asset value of $8.92 divided by
       94.50%)                                 $        9.44
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
     share                                     $        8.68
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
     share                                     $        8.68
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
     share                                     $        8.89
____________________________________________________________
============================================================

* At October 31, 2003, securities with an aggregate market value of $1,553,045 were on loan to brokers.

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the year ended October 31, 2003

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $1,194)          $   625,148
-------------------------------------------------------------------------
Dividends from affiliated money market funds                      161,100
-------------------------------------------------------------------------
Securities lending                                                 12,283
=========================================================================
    Total investment income                                       798,531
=========================================================================

EXPENSES:

Advisory fees                                                   1,343,201
-------------------------------------------------------------------------
Administrative services fees                                       50,000
-------------------------------------------------------------------------
Custodian fees                                                     54,362
-------------------------------------------------------------------------
Distribution fees:
    Class A                                                       283,951
-------------------------------------------------------------------------
    Class B                                                       660,267
-------------------------------------------------------------------------
    Class C                                                       206,942
-------------------------------------------------------------------------
    Class R                                                           252
-------------------------------------------------------------------------
Transfer agent fees                                               947,519
-------------------------------------------------------------------------
Trustees' fees                                                     11,580
-------------------------------------------------------------------------
Other                                                             201,946
=========================================================================
    Total expenses                                              3,760,020
=========================================================================
Less: Fees waived and expense offset arrangements                  (5,996)
=========================================================================
    Net expenses                                                3,754,024
=========================================================================
Net investment income (loss)                                   (2,955,493)
=========================================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT SECURITIES:

Net realized gain from investment securities                   14,307,340
-------------------------------------------------------------------------
Change in net unrealized appreciation of investment
  securities                                                   42,907,455
=========================================================================
Net gain from investment securities                            57,214,795
=========================================================================
Net increase in net assets resulting from operations          $54,259,302
_________________________________________________________________________
=========================================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2003 and 2002

                                                                  2003            2002
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $ (2,955,493)   $ (3,709,857)
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities           14,307,340     (51,459,202)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                  42,907,455       6,176,897
==========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 54,259,302     (48,992,162)
==========================================================================================
Share transactions-net:
  Class A                                                       18,339,848      (8,529,105)
------------------------------------------------------------------------------------------
  Class B                                                        1,788,121      (2,639,544)
------------------------------------------------------------------------------------------
  Class C                                                        5,771,210      (1,653,044)
------------------------------------------------------------------------------------------
  Class R                                                          197,900          10,003
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         26,097,079     (12,811,690)
==========================================================================================
    Net increase (decrease) in net assets                       80,356,381     (61,803,852)
==========================================================================================

NET ASSETS:

  Beginning of year                                            138,528,944     200,332,796
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(24,611) and $(18,569) for 2003 and 2002,
    respectively)                                             $218,885,325    $138,528,944
__________________________________________________________________________________________
==========================================================================================

NOTES TO FINANCIAL STATEMENTS

October 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Mid Cap Growth Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Market trends, movement in exchange traded funds and ADRs, and the bid/ask quotes of brokers and information providers may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.80% of the first $1 billion of the Fund's average daily net assets plus 0.75% of the Fund's average daily net assets over $1 billion. AIM has voluntarily agreed to waive fees and/or reimburse expenses (excluding interest, taxes, fund merger and reorganization expenses, extraordinary items, including other items designated as such by the Board of Trustees and increases in expenses due to expense offset arrangements, if any) for Class A, Class B, Class C and Class R shares to the extent necessary to limit the total fund operating expenses of Class A shares to 2.00%. Voluntary expense limitations may be modified or discontinued at any time without further notice to investors. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). For the year ended October 31, 2003, AIM waived fees of $2,625.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2003, AIM was paid $50,000 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2003, AISI retained $562,458 for such services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and Class R shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, AIM Distributors may pay a service fee up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended October 31, 2003, the Class A, Class B, Class C and Class R shares paid $283,951, $660,267, $206,942 and $252, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2003, AIM Distributors retained $51,252 in front-end sales commissions from the sale of Class A shares and $293, $115, $2,637 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--EXPENSE OFFSET ARRANGEMENTS

For the year ended October 31, 2003, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $3,371 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $3,371.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. Certain former Trustees also participate in a retirement plan and receive benefits under such plan.

    During the year ended October 31, 2003, the Fund paid legal fees of $2,377 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    Effective June 26, 2003, the Fund became a participant in an uncommitted unsecured revolving line of credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or
(ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the reporting period, the Fund was a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the line of credit could borrow on a first come, first served basis. The funds which were party to the line of credit were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed line of credit facility expired May 20, 2003.

    During the year ended October 31, 2003, the Fund did not borrow or lend under the interfund lending facility or borrow under either the uncommitted unsecured revolving line of credit facility or the committed line of credit facility.

    Additionally the Fund is permitted to carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan.

    At October 31, 2003, securities with an aggregate value of $1,553,045 were on loan to brokers. The loans were secured by cash collateral of $1,593,500 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended October 31, 2003, the Fund received fees of $12,283 for securities lending.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

There were no ordinary income or long-term capital gain distributions paid during the years ended October 31, 2003 and 2002.

Tax Components of Net Assets:

As of October 31, 2003, the components of net assets on a tax basis were as follows:

Unrealized appreciation -- investments         $  28,160,998
------------------------------------------------------------
Temporary book/tax differences                       (24,611)
------------------------------------------------------------
Capital loss carryforward                       (146,820,822)
------------------------------------------------------------
Shares of beneficial interest                    337,569,760
============================================================
Total net assets                               $ 218,885,325
____________________________________________________________
============================================================


    The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The

Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                              CAPITAL LOSS
EXPIRATION                                    CARRYFORWARD
----------------------------------------------------------
October 31, 2008                              $  9,284,312
----------------------------------------------------------
October 31, 2009                                86,724,292
----------------------------------------------------------
October 31, 2010                                50,812,218
==========================================================
Total capital loss carryforward               $146,820,822
__________________________________________________________
==========================================================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2003 was $355,510,296 and $328,037,408, respectively.

         UNREALIZED APPRECIATION (DEPRECIATION) OF
           INVESTMENT SECURITIES ON A TAX BASIS
-----------------------------------------------------------
Aggregate unrealized appreciation of
  investment securities                         $31,518,336
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (3,357,338)
===========================================================
Net unrealized appreciation of investment
  securities                                    $28,160,998
___________________________________________________________
===========================================================
Cost of investments for tax purposes is
$194,940,054.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating losses on October 31, 2003, undistributed net investment income (loss) was increased by $2,949,451, undistributed net realized gains remained unchanged and shares of beneficial interest decreased by $2,949,451. This reclassification had no effect on net assets of the Fund.


NOTE 10--SHARE INFORMATION

The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and Class R shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares are sold at net asset value. Under some circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------
                                                                         2003                          2002
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      7,664,279    $ 58,252,871     8,063,853    $ 72,719,270
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      3,281,689      24,068,217     3,669,099      31,692,709
----------------------------------------------------------------------------------------------------------------------
  Class C                                                      1,644,878      12,124,964     1,168,577      10,169,033
----------------------------------------------------------------------------------------------------------------------
  Class R*                                                        25,518         209,495         1,146          10,003
======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        189,563       1,431,485        74,934         635,418
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (194,530)     (1,431,485)      (76,507)       (635,418)
======================================================================================================================
Reacquired:
  Class A                                                     (5,404,259)    (41,344,508)   (9,446,798)    (81,883,793)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (2,879,424)    (20,848,611)   (4,122,284)    (33,696,835)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (872,689)     (6,353,754)   (1,442,681)    (11,822,077)
----------------------------------------------------------------------------------------------------------------------
  Class R*                                                        (1,487)        (11,595)           --              --
======================================================================================================================
                                                               3,453,538    $ 26,097,079    (2,110,661)   $(12,811,690)
______________________________________________________________________________________________________________________
======================================================================================================================

* Class R shares commenced sales on June 3, 2002.

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                         CLASS A
                                                              -------------------------------------------------------------
                                                                                                             NOVEMBER 1,
                                                                                                                 1999
                                                                                                           (DATE OPERATIONS
                                                                     YEAR ENDED OCTOBER 31,                 COMMENCED) TO
                                                              -------------------------------------          OCTOBER 31,
                                                                2003          2002           2001                2000
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   6.54       $  8.58        $ 14.38            $  10.00
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.11)(a)     (0.13)(a)      (0.11)(a)           (0.12)(a)
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   2.49         (1.91)         (5.69)               4.50
===========================================================================================================================
    Total from investment operations                              2.38         (2.04)         (5.80)               4.38
===========================================================================================================================
Net asset value, end of period                                $   8.92       $  6.54        $  8.58            $  14.38
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(b)                                                  36.39%       (23.78)%       (40.33)%             43.80%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $108,436       $63,463        $94,457            $114,913
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net assets                           1.90%(c)      1.83%          1.65%               1.63%(d)
===========================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.42)%(c)    (1.49)%        (1.06)%             (0.76)%(d)
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate(e)                                         211%          185%           173%                183%
___________________________________________________________________________________________________________________________
===========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $81,128,932.
(d)  Annualized.
(e)  Not annualized for periods less than one year.


                                                                                        CLASS B
                                                              ------------------------------------------------------------
                                                                                                            NOVEMBER 1,
                                                                                                                1999
                                                                                                          (DATE OPERATIONS
                                                                     YEAR ENDED OCTOBER 31,                COMMENCED) TO
                                                              ------------------------------------          OCTOBER 31,
                                                               2003          2002           2001                2000
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  6.40       $  8.45        $ 14.25            $  10.00
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.15)(a)     (0.18)(a)      (0.18)(a)           (0.22)(a)
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  2.43         (1.87)         (5.62)               4.47
==========================================================================================================================
    Total from investment operations                             2.28         (2.05)         (5.80)               4.25
==========================================================================================================================
Net asset value, end of period                                $  8.68       $  6.40        $  8.45            $  14.25
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(b)                                                 35.63%       (24.26)%       (40.70)%             42.50%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $81,298       $58,654        $81,905            $103,893
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets                          2.55%(c)      2.48%          2.32%               2.32%(d)
==========================================================================================================================
Ratio of net investment income (loss) to average net assets     (2.07)%(c)    (2.14)%        (1.73)%             (1.45)%(d)
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate(e)                                        211%          185%           173%                183%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $66,026,718.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                        CLASS C
                                                              ------------------------------------------------------------
                                                                                                            NOVEMBER 1,
                                                                                                                1999
                                                                                                          (DATE OPERATIONS
                                                                     YEAR ENDED OCTOBER 31,                COMMENCED) TO
                                                              ------------------------------------          OCTOBER 31,
                                                               2003          2002           2001                2000
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  6.40       $  8.45        $ 14.26            $ 10.00
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.15)(a)     (0.18)(a)      (0.18)(a)          (0.22)(a)
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  2.43         (1.87)         (5.63)              4.48
==========================================================================================================================
    Total from investment operations                             2.28         (2.05)         (5.81)              4.26
==========================================================================================================================
Net asset value, end of period                                $  8.68       $  6.40        $  8.45            $ 14.26
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(b)                                                 35.63%       (24.26)%       (40.74)%            42.60%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $28,928       $16,404        $23,971            $29,969
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets                          2.55%(c)      2.48%          2.32%              2.32%(d)
==========================================================================================================================
Ratio of net investment income (loss) to average net assets     (2.07)%(c)    (2.14)%        (1.73)%            (1.45)%(d)
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate(e)                                        211%          185%           173%               183%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $20,694,220.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                          CLASS R
                                                              -------------------------------
                                                                                   JUNE 3,
                                                                                    2002
                                                                                 (DATE SALES
                                                              YEAR ENDED        COMMENCED) TO
                                                              OCTOBER 31,        OCTOBER 31,
                                                                 2003               2002
---------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 6.54             $  8.73
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.13)(a)           (0.05)(a)
---------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   2.48               (2.14)
=============================================================================================
    Total from investment operations                              2.35               (2.19)
=============================================================================================
Net asset value, end of period                                  $ 8.89             $  6.54
_____________________________________________________________________________________________
=============================================================================================
Total return(b)                                                  35.93%             (25.09)%
_____________________________________________________________________________________________
=============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $  224             $     7
_____________________________________________________________________________________________
=============================================================================================
Ratio of expenses to average net assets                           2.05%(c)            1.98%(d)
=============================================================================================
Ratio of net investment income (loss) to average net assets      (1.57)%(c)          (1.64)%(d)
_____________________________________________________________________________________________
=============================================================================================
Portfolio turnover rate(e)                                         211%                185%
_____________________________________________________________________________________________
=============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $50,310.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 12--SUBSEQUENT EVENTS


Your Fund's investment advisor, A I M Advisors, Inc. ("AIM") is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("INVESCO"), was, until recently, the investment advisor to the INVESCO Funds.

  On December 2, 2003, each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against INVESCO and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of INVESCO. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group, Inc., the parent company of AIM, and he also holds the position of Senior Vice President with AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against INVESCO. Neither your Fund nor any of the funds in the AIM Family of Funds(R), which includes the INVESCO Funds (the "Funds") has been named as a defendant in any of these proceedings.

  The SEC proceeding alleges that INVESCO failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that INVESCO had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG proceeding is also based on the circumstances described above. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief.

  The Colorado proceeding is also based on the circumstances described above. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

  If INVESCO is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Similarly, if Mr. Cunningham is unsuccessful in his defense of these proceedings, he could be barred from serving as an officer or director of any registered investment company. Such results could also affect the ability of AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including your Fund. Your Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as your Fund's investment advisor. There can be no assurance that such exemptive relief will be granted.

  AIM has received inquiries from the SEC, the NASD, Inc., the NYAG and the Secretary of the Commonwealth of Massachusetts with respect to market timing, late trading, fair value pricing and other similar issues and AIM has been providing full cooperation with respect to these inquiries.

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against certain Funds, INVESCO, AIM, AMVESCAP and certain related parties, primarily based upon the allegations in the complaints described above, but also regarding the funds' fair valuation pricing methodology. Such lawsuits allege a variety of theories for recovery including, but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and
(iii) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; interest and the payment of attorneys' and experts' fees. Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Funds, INVESCO, AIM, AMVESCAP and related parties in the future.

  As a result of these developments, investors in the Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of these matters described above may have on the Fund or AIM's financial condition.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of AIM Mid Cap Growth Fund
And Board of Trustees of AIM Equity Funds:



We have audited the accompanying statement of assets and liabilities of AIM Mid Cap Growth Fund (a portfolio of AIM Equity Funds), including the schedule of investments, as of October 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented through October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Mid Cap Growth Fund as of October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Houston, Texas                                             /s/ ERNST & YOUNG LLP
December 16, 2003

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Equity Funds, a Delaware statutory trust, was held on October 21, 2003. The meeting was held for the following purpose:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph.D. and Mark H. Williamson.

The results of the voting on the above matters were as follows:

                                                                      WITHHOLDING
      DIRECTORS/MATTER                                VOTES FOR        AUTHORITY
---------------------------------------------------------------------------------
(1)*  Bob R. Baker.................................  983,597,298      14,109,942
      Frank S. Bayley..............................  983,595,385      14,111,855
      James T. Bunch...............................  983,970,384      13,736,856
      Bruce L. Crockett............................  983,967,974      13,739,266
      Albert R. Dowden.............................  983,892,850      13,814,390
      Edward K. Dunn, Jr...........................  983,672,087      14,035,153
      Jack M. Fields...............................  983,987,281      13,719,959
      Carl Frischling..............................  983,352,244      14,354,996
      Robert H. Graham.............................  983,794,290      13,912,950
      Gerald J. Lewis..............................  983,317,525      14,389,715
      Prema Mathai-Davis...........................  983,676,086      14,031,154
      Lewis F. Pennock.............................  983,703,651      14,003,589
      Ruth H. Quigley..............................  983,356,521      14,350,719
      Louis S. Sklar...............................  983,812,619      13,894,621
      Larry Soll, Ph.D.............................  983,820,425      13,886,815
      Mark H. Williamson...........................  983,676,844      14,030,396

* Proposal required approval by a combined vote of all the portfolios of AIM Equity Funds

TRUSTEES AND OFFICERS

As of January 1, 2003

The address of each trustee and officer of AIM Equity Funds (the "Trust") is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 132 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND         TRUSTEE AND/
POSITION(S) HELD WITH THE       OR OFFICER       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
TRUST                           SINCE            DURING PAST 5 YEARS                        HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------

  INTERESTED PERSONS
--------------------------------------------------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946   1988             Director and Chairman, A I M Management    None
  Trustee, Chairman and                          Group Inc. (financial services holding
  President                                      company); and Director and Vice
                                                 Chairman, AMVESCAP PLC and Chairman of
                                                 AMVESCAP PLC -- AIM Division (parent of
                                                 AIM and a global investment management
                                                 firm)
                                                 Formerly: President and Chief Executive
                                                 Officer, A I M Management Group Inc.;
                                                 Director, Chairman and President, A I M
                                                 Advisors, Inc. (registered investment
                                                 advisor); and Director and Chairman, A I
                                                 M Capital Management, Inc. (registered
                                                 investment advisor), A I M Distributors,
                                                 Inc. (registered broker dealer), AIM
                                                 Investment Services, Inc., (registered
                                                 transfer agent), and Fund Management
                                                 Company (registered broker dealer); and
                                                 Chief Executive Officer, AMVESCAP PLC --
                                                 Managed Products
--------------------------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951 2003             Director, President and Chief Executive    Director and Chairman,
  Trustee and Executive Vice                     Officer, A I M Management Group Inc.       INVESCO Bond Funds,
  President                                      (financial services holding company);      Inc., INVESCO
                                                 Director, Chairman and President, A I M    Combination Stock &
                                                 Advisors, Inc. (registered investment      Bond Funds, Inc.,
                                                 advisor); Director, A I M Capital          INVESCO Counselor
                                                 Management, Inc. (registered investment    Series Funds, Inc.,
                                                 advisor) and A I M Distributors, Inc.      INVESCO International
                                                 (registered broker dealer); Director and   Funds, Inc., INVESCO
                                                 Chairman, AIM Investment Services, Inc.    Manager Series Funds,
                                                 (registered transfer agent); and Fund      Inc., INVESCO Money
                                                 Management Company (registered broker      Market Funds, Inc.,
                                                 dealer); and Chief Executive Officer,      INVESCO Sector Funds,
                                                 AMVESCAP PLC -- AIM Division (parent of    Inc., INVESCO Stock
                                                 AIM and a global investment management     Funds, Inc., INVESCO
                                                 firm)                                      Treasurer's Series
                                                 Formerly: Director, Chairman, President    Funds, Inc. and
                                                 and Chief Executive Officer, INVESCO       INVESCO Variable
                                                 Funds Group, Inc. and INVESCO              Investment Funds, Inc.
                                                 Distributors, Inc.; Chief Executive
                                                 Officer, AMVESCAP PLC -- Managed
                                                 Products; Chairman and Chief Executive
                                                 Officer of NationsBanc Advisors, Inc.;
                                                 and Chairman of NationsBanc Investments,
                                                 Inc.
--------------------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------
  Bob R. Baker(3) -- 1936       2003             Consultant                                 None
  Trustee
                                                 Formerly: President and Chief Executive
                                                 Officer, AMC Cancer Research Center; and
                                                 Chairman and Chief Executive Officer,
                                                 First Columbia Financial Corporation
--------------------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939       2001             Of Counsel, law firm of Baker & McKenzie   Badgley Funds, Inc.
  Trustee                                                                                   (registered investment
                                                                                            company)
--------------------------------------------------------------------------------------------------------------------------
  James T. Bunch(3) -- 1942     2003             Co-President and Founder, Green, Manning   None
  Trustee                                        & Bunch Ltd., (investment banking firm);
                                                 and Director, Policy Studies, Inc. and
                                                 Van Gilder Insurance Corporation
                                                 Formerly: General Counsel and Director,
                                                 Boettcher & Co.; and Chairman and
                                                 Managing Partner, law firm of Davis,
                                                 Graham & Stubbs
--------------------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944     1993             Chairman, Crockett Technology Associates   ACE Limited (insurance
  Trustee                                        (technology consulting company)            company); and
                                                                                            Captaris, Inc.
                                                                                            (unified messaging
                                                                                            provider)
--------------------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941      2000             Director of a number of public and         Cortland Trust, Inc.
  Trustee                                        private business corporations, including   (Chairman) (registered
                                                 the Boss Group Ltd. (private investment    investment company);
                                                 and management) and Magellan Insurance     Annuity and Life Re
                                                 Company                                    (Holdings), Ltd.
                                                 Formerly: Director, President and Chief    (insurance company)
                                                 Executive Officer, Volvo Group North
                                                 America, Inc.; Senior Vice President, AB
                                                 Volvo; and director of various
                                                 affiliated Volvo Group companies
--------------------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935   1998             Formerly: Chairman, Mercantile Mortgage    None
  Trustee                                        Corp.; President and Chief Operating
                                                 Officer, Mercantile-Safe Deposit & Trust
                                                 Co.; and President, Mercantile
                                                 Bankshares Corp.
--------------------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952        1997             Chief Executive Officer, Twenty First      Administaff
  Trustee                                        Century Group, Inc. (government affairs
                                                 company) and Texana Timber LP
--------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust. Mr. Williamson became Executive Vice President of the Trust on March 4, 2003.

(3) Elected trustee of the Trust on October 21, 2003.

As of January 1, 2003

The address of each trustee and officer of AIM Equity Funds (the "Trust") is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 132 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND             TRUSTEE AND/       PRINCIPAL OCCUPATION(S)                            OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST     OR OFFICER SINCE   DURING PAST 5 YEARS                                HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937           1988               Partner, law firm of Kramer Levin Naftalis and     Cortland Trust, Inc.
  Trustee                                              Frankel LLP                                        (registered investment
                                                                                                          company)
----------------------------------------------------------------------------------------------------------------------------------
  Gerald J. Lewis(3) -- 1933        2003               Chairman, Lawsuit Resolution Services (San         General Chemical
  Trustee                                              Diego, California)                                 Group, Inc.,
                                                       Formerly: Associate Justice of the California      Wheelabrator
                                                       Court of Appeals                                   Technologies, Inc.
                                                                                                          (waste management
                                                                                                          company), Fisher
                                                                                                          Scientific, Inc.,
                                                                                                          Henley Manufacturing,
                                                                                                          Inc. (laboratory
                                                                                                          supplies), and
                                                                                                          California Coastal
                                                                                                          Properties, Inc.
----------------------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950        1998               Formerly: Chief Executive Officer, YWCA of the     None
  Trustee                                              USA
----------------------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942          1988               Partner, law firm of Pennock & Cooper              None
  Trustee
----------------------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935           2001               Retired                                            None
  Trustee
----------------------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939            1989               Executive Vice President, Development and          None
  Trustee                                              Operations Hines Interests Limited Partnership
                                                       (real estate development company)
----------------------------------------------------------------------------------------------------------------------------------
  Larry Soll, Ph.D.(3) -- 1942      2003               Retired                                            None
  Trustee
----------------------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
----------------------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome(4) -- 1956        2003               Director, Senior Vice President, Secretary and     N/A
  Senior Vice President                                General Counsel, A I M Management Group Inc.
                                                       (financial services holding company) and A I M
                                                       Advisors, Inc.; Vice President, A I M Capital
                                                       Management, Inc., A I M Distributors, Inc. and
                                                       AIM Investment Services, Inc.; and Director,
                                                       Vice President and General Counsel, Fund
                                                       Management Company
                                                       Formerly: Senior Vice President and General
                                                       Counsel, Liberty Financial Companies, Inc.; and
                                                       Senior Vice President and General Counsel,
                                                       Liberty Funds Group, LLC
----------------------------------------------------------------------------------------------------------------------------------
  Gary T. Crum(5) -- 1947           1988               Director, Chairman and Director of Investments,    N/A
  Senior Vice President                                A I M Capital Management, Inc.; Director and
                                                       Executive Vice President, A I M Management Group
                                                       Inc.; Director and Senior Vice President, A I M
                                                       Advisors, Inc.; and Director, A I M
                                                       Distributors, Inc. and AMVESCAP PLC
                                                       Formerly: Chief Executive Officer and President,
                                                       A I M Capital Management Inc.
----------------------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955            2002               Managing Director and Chief Research Officer --    N/A
  Vice President                                       Fixed Income, A I M Capital Management, Inc.;
                                                       and Vice President, A I M Advisors, Inc.
----------------------------------------------------------------------------------------------------------------------------------
  Melville B. Cox -- 1943           1992               Vice President and Chief Compliance Officer,       N/A
  Vice President                                       A I M Advisors, Inc. and A I M Capital
                                                       Management, Inc.; and Vice President, AIM
                                                       Investment Services, Inc.
----------------------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen(5) -- 1940        1999               Vice President, A I M Advisors, Inc., and          N/A
  Vice President                                       President, Chief Executive Officer and Chief
                                                       Investment Officer, A I M Capital Management,
                                                       Inc.
----------------------------------------------------------------------------------------------------------------------------------
  Dana R. Sutton -- 1959            1988               Vice President and Fund Treasurer, A I M           N/A
  Vice President and Treasurer                         Advisors, Inc.
----------------------------------------------------------------------------------------------------------------------------------

(3) Elected trustee of the Trust on October 21, 2003.
(4) Mr. Carome became Senior Vice President of the Trust on May 13, 2003.
(5) Information is current as of January 10, 2003.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND              INVESTMENT ADVISOR              DISTRIBUTOR                     AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.            A I M Distributors, Inc.        Ernst & Young LLP
Suite 100                       11 Greenway Plaza               11 Greenway Plaza               5 Houston Center
Houston, TX 77046               Suite 100                       Suite 100                       1401 McKinney, Suite 1200
                                Houston, TX 77046               Houston, TX 77046-1173          Houston, TX 77010-4035

COUNSEL TO THE FUND             COUNSEL TO THE TRUSTEES         TRANSFER AGENT                  CUSTODIAN
Ballard Spahr                   Kramer, Levin, Naftalis &       AIM Investment Services, Inc.   State Street Bank and
Andrews & Ingersoll, LLP        Frankel LLP                     P.O. Box 4739                   Trust Company
1735 Market Street              919 Third Avenue                Houston, TX 77210-4739          225 Franklin Street
Philadelphia, PA 19103          New York, NY 10022-3852                                         Boston, MA 02110

             DOMESTIC EQUITY                       INTERNATIONAL/GLOBAL EQUITY                         FIXED INCOME

AIM Aggressive Growth Fund                  AIM Asia Pacific Growth Fund                 TAXABLE
AIM Balanced Fund*                          AIM Developing Markets Fund
AIM Basic Balanced Fund*                    AIM European Growth Fund                     AIM Floating Rate Fund
AIM Basic Value Fund                        AIM European Small Company Fund              AIM High Yield Fund
AIM Blue Chip Fund                          AIM Global Aggressive Growth Fund            AIM Income Fund
AIM Capital Development Fund                AIM Global Growth Fund                       AIM Intermediate Government Fund
AIM Charter Fund                            AIM Global Trends Fund                       AIM Limited Maturity Treasury Fund
AIM Constellation Fund                      AIM Global Value Fund(4)                     AIM Money Market Fund
AIM Dent Demographic Trends Fund            AIM International Emerging Growth Fund       AIM Short Term Bond Fund
AIM Diversified Dividend Fund(1)            AIM International Growth Fund                AIM Total Return Bond Fund
AIM Emerging Growth Fund                    AIM Trimark Fund                             INVESCO U.S. Government Money Fund
AIM Large Cap Basic Value Fund              INVESCO International Core Equity Fund(5)
AIM Large Cap Growth Fund                                                                TAX-FREE
AIM Libra Fund
AIM Mid Cap Basic Value Fund                              SECTOR EQUITY                  AIM High Income Municipal Fund
AIM Mid Cap Core Equity Fund                                                             AIM Municipal Bond Fund
AIM Mid Cap Growth Fund                     AIM Global Health Care Fund                  AIM Tax-Exempt Cash Fund
AIM Opportunities I Fund                    AIM Real Estate Fund                         AIM Tax-Free Intermediate Fund
AIM Opportunities II Fund                   INVESCO Advantage Health Sciences Fund
AIM Opportunities III Fund                  INVESCO Energy Fund
AIM Premier Equity Fund                     INVESCO Financial Services Fund
AIM Select Equity Fund                      INVESCO Gold & Precious Metals Fund
AIM Small Cap Equity Fund(2)                INVESCO Health Sciences Fund
AIM Small Cap Growth Fund(3)                INVESCO Leisure Fund
AIM Trimark Endeavor Fund                   INVESCO Multi-Sector Fund
AM Trimark Small Companies Fund             INVESCO Technology Fund
AIM Weingarten Fund                         INVESCO Utilities Fund
INVESCO Core Equity Fund
INVESCO Dynamics Fund
INVESCO Mid-Cap Growth Fund
INVESCO Small Company Growth Fund
INVESCO S&P 500 Index Fund
INVESCO Total Return Fund*

* Domestic equity and income fund


(1) Effective May 2, 2003, AIM Large Cap Core Equity Fund was renamed AIM Diversified Dividend Fund. (2) AIM Small Cap Equity Fund was closed to most investors on December 19, 2003. For information on who may continue to invest in AIM Small Cap Equity Fund, please contact your financial advisor. (3) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (4) Effective April 30, 2003, AIM Worldwide Spectrum Fund was renamed AIM Global Value Fund. (5) Effective November 24, 2003, INVESCO International Blue Chip Value Fund was renamed INVESCO International Core Equity Fund.

   For more complete information about any AIM or INVESCO fund, including sales charges and expenses, ask your financial advisor for a prospectus. Please read it carefully before investing. If used after January 20, 2004, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $142 billion in assets for approximately 11 million shareholders, including individual investors, corporate clients and financial institutions. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $345 billion in assets under management. Data as of September 30, 2003.




                                                  AIMinvestments.com    MCG-AR-1

                                            YOUR GOALS. OUR SOLUTIONS.--Servicemark--
-------------------------------------------------------------------------------------
Mutual  Retirement  Annuities  College  Separately  Offshore  Alternative  Cash           [AIM INVESTMENTS LOGO APPEARS HERE]
Funds   Products               Savings  Managed     Products  Investments  Management               --Servicemark--
                               Plans    Accounts

ITEM 2.  CODE OF ETHICS.

As of the end of the period covered by this report, Registrant had adopted a code of ethics (the "Code") that applies to the Registrant's principal executive office ("PEO") and principal financial officer ("PFO"). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Prema Mathai-Davis. Ms. Mathai-Davis is "independent" within the meaning of that term used in Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

            Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

            Not applicable.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

            Not applicable.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

(a) As of December 18, 2003, an evaluation was performed under the supervision and with the participation of the officers of AIM Equity Funds (the "Company"), including the Principal Executive Officer (PEO") and Principal Financial Officer ("PFO"), to assess the effectiveness of the Company's disclosure controls and procedures, as that term in defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act"), as amended. Based on that evaluation, the Company's officers, including the PEO and PFO, concluded that, as of December 18, 2003, the Company's disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Company on Form N-C SR is recorded, processed, summarized and reported with in the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Company is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Company's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Company's last fiscal half-year (the Company's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting.

ITEM 10. EXHIBITS. CODE OF ETHICS.

(a)(1)   Code of Ethics.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Act.

(b) Certification of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Registrant:  AIM Equity Funds


By: /s/ ROBERT H. GRAHAM
    -----------------------------------
    Robert H. Graham
    Principal Executive Officer


Date: December 18, 2003
      ---------------------------------


By:   /s/ DANA R. SUTTON
      ---------------------------------
      Dana R. Sutton
      Principal Financial Officer



Date: December 18, 2003
      ---------------------------------

                                  EXHIBIT INDEX


10(a)(1) Code of Ethics

10(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

(b) Certification of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002.